                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), Fidelity Variable Insurance Products Funds ("Fidelity VIP" or "VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 21 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                      JANUS ASPEN SERIES
- Bond Portfolio                                 - Janus Aspen Series Forty Portfolio--Service
- Index 400 Mid-Cap Portfolio                      Shares (formerly Janus Aspen Series Capital
- Index 500 Portfolio                              Appreciation Portfolio)
- International Bond Portfolio                   - Janus Aspen Series International Growth
- Maturing Government Bond Portfolio (target       Portfolio--Service Shares
  maturity of 2010)                              W&R TARGET FUNDS, INC.
- Money Market Portfolio                         - W&R Balanced Portfolio
- Mortgage Securities Portfolio                  - W&R Core Equity Portfolio
- Real Estate Securities Portfolio               - W&R Growth Portfolio
FIDELITY VIP                                     - W&R International Value Portfolio (formerly
- VIP Contrafund(R) Portfolio: Initial Class     W&R International II Portfolio)
Shares                                           - W&R Micro Cap Growth Portfolio
- VIP Equity-Income Portfolio: Initial Class     - W&R Small Cap Growth Portfolio
Shares                                           - W&R Small Cap Value Portfolio
- VIP High Income Portfolio: Initial Class       - W&R Value Portfolio
Shares

Although the Maturing Government Bond Portfolio with a target maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 29, 2005

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
     Voting Rights..........................................     12
     The Guaranteed Account.................................     12
     Summary Information....................................     13
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     14
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     16
          Transfer Charge...................................     16
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     21
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     22
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     27
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     31
          Market Timing.....................................     31
          Guaranteed Account Transfer Restrictions..........     32
          Other Transfer Information........................     32
Loans.......................................................     33
     Loan Interest..........................................     34
     Loan Repayments........................................     34
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     35
Federal Tax Status..........................................     36
     Introduction...........................................     36
     Taxation of Minnesota Life and the Variable Universal
      Life Account..........................................     36
     Tax Status of Certificates.............................     36
     Owner Control..........................................     36
     Diversification of Investments.........................     37
     Tax Treatment of Policy Benefits.......................     37
     Modified Endowment Contracts...........................     37
     Multiple Policies......................................     38
     Other Transactions.....................................     38
     Other Taxes............................................     39
Distribution of Certificates................................     39
     Revenue Sharing........................................     40
Other Matters...............................................     41
     Legal Proceedings......................................     41
     Registration Statement.................................     41
     Financial Statements...................................     41
Statement of Additional Information.........................     42

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 21 Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. The Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, but it is not available for premium allocations or transfers. We reserve the right to add, combine or remove other eligible Funds or Portfolios. Owners may choose from the following Portfolios of the Funds:

  Series Fund Portfolios include:

     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     International Bond Portfolio
     Maturing Government Bond
       Portfolio--2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio

  Additional Fund Portfolios include:

     Fidelity VIP Contrafund Portfolio: Initial
       Class Shares
     Fidelity VIP Equity-Income Portfolio:
       Initial Class Shares
     Fidelity VIP High Income Portfolio: Initial
       Class Shares
     Janus Aspen Series Forty
       Portfolio--Service Shares
     Janus Aspen Series International Growth
       Portfolio--Service Shares
     W&R Target Funds, Inc.--Balanced
       Portfolio
     W&R Target Funds, Inc.--Core
       Equity Portfolio
     W&R Target Funds, Inc.--Growth
       Portfolio
     W&R Target Funds, Inc.--
       International Value Portfolio
     W&R Target Funds, Inc.--Micro
       Cap Growth Portfolio
     W&R Target Funds, Inc.--Small
       Cap Growth Portfolio
     W&R Target Funds, Inc.--Small
       Cap Value Portfolio
     W&R Target Funds, Inc.--Value
       Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     The tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders,

Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum Federal Tax Charge**..............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

  ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan Per
                                                                      Year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the Cost
                                   Subsequent Monthly Anniversary     of Insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual fund operating expenses that an owner will pay while he or she owns the certificate. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund. Unless otherwise noted, expenses are shown as of December 31, 2004, and are shown as a percentage of average daily net assets for the described Portfolios.

                      TOTAL ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum        Maximum
---------------                                                 -------        -------
Total Annual Fund Operating Expenses........................  .45 percent    1.62 percent

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Funds. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 21 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.
     The separate account currently invests in the Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Funds prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser or sub-adviser.

Fund/Portfolio                                    Investment Adviser           Investment Sub-Adviser
--------------                             ---------------------------------   ----------------------
SERIES FUND:
Bond Portfolio...........................  Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio..............  Advantus Capital Management, Inc.
Index 500 Portfolio......................  Advantus Capital Management, Inc.
International Bond Portfolio.............  Advantus Capital Management, Inc.   Julius Baer
                                                                               Investments Limited
Maturing Government Bond
  Portfolio--2010........................  Advantus Capital Management, Inc.
Money Market Portfolio...................  Advantus Capital Management, Inc.
Mortgage Securities Portfolio............  Advantus Capital Management, Inc.
Real Estate Securities Portfolio.........  Advantus Capital Management, Inc.
FIDELITY VIP:
Contrafund Portfolio:
  Initial Class Shares...................  Fidelity Management & Research
                                           Company, FMR Co., Inc., Fidelity
                                           Management & Research (U.K.)
                                           Inc., Fidelity Management &
                                           Research (Far East) Inc.,
                                           Fidelity Investments Japan
                                           Limited, Fidelity International
                                           Investment Advisors, Fidelity
                                           International Investment Advisors
                                           (U.K.) Limited
Equity-Income Portfolio:
  Initial Class Shares...................  Fidelity Management & Research
                                           Company, FMR Co., Inc., Fidelity
                                           Management & Research (U.K.)
                                           Inc., Fidelity Management &
                                           Research (Far East) Inc.,
                                           Fidelity Investments Japan
                                           Limited, Fidelity International
                                           Investment Advisors, Fidelity
                                           International Investment Advisors
                                           (U.K.) Limited
High Income Portfolio:
  Initial Class Shares...................  Fidelity Management & Research
                                           Company, FMR Co., Inc., Fidelity
                                           Management & Research (U.K.)
                                           Inc., Fidelity Management &
                                           Research (Far East) Inc.,
                                           Fidelity Investments Japan
                                           Limited, Fidelity International
                                           Investment Advisors, Fidelity
                                           International Investment Advisors
                                           (U.K.) Limited
JANUS ASPEN SERIES:
Forty Portfolio--Service Shares..........  Janus Capital
International Growth Portfolio-- Service
  Shares.................................  Janus Capital
W&R TARGET FUNDS, INC.:
W&R Balanced Portfolio...................  Waddell & Reed Investment
                                           Management Company
W&R Core Equity Portfolio................  Waddell & Reed Investment
                                           Management Company
W&R Growth Portfolio.....................  Waddell & Reed Investment
                                           Management Company
W&R International Value Portfolio........  Waddell & Reed Investment           Templeton Investment
                                           Management Company                  Counsel, LLC
W&R Micro Cap Growth Portfolio...........  Waddell & Reed Investment           Wall Street Associates
                                           Management Company
W&R Small Cap Growth Portfolio...........  Waddell & Reed Investment
                                           Management Company
W&R Small Cap Value Portfolio............  Waddell & Reed Investment           BlackRock Financial
                                           Management Company                  Management, Inc.
W&R Value Portfolio......................  Waddell & Reed Investment
                                           Management Company

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts and to separate accounts of Northstar Life Insurance Company, which are used to receive and invest premiums paid under other variable annuity contracts and variable life contracts issued by us. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     Shares of VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts.
     Shares of Janus Aspen Series are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     Shares of the Portfolios of W&R Target Funds, Inc. are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a mortality and expense risk charge directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election

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

by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.
     After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost.

The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under
Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................     432.4%
45.........................     310.2
55.........................     226.9
65.........................     171.8
75.........................     137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................     250%
41.........................     243
42.........................     236
43.........................     229
44.........................     222
45.........................     215
46.........................     209
47.........................     203
48.........................     197
49.........................     191
50.........................     185
51.........................     178
52.........................     171
53.........................     164
54.........................     157
55.........................     150
56.........................     146
57.........................     142
58.........................     138
59.........................     134
60.........................     130
61.........................     128
62.........................     126
63.........................     124
64.........................     122
65.........................     120
66.........................     119
67.........................     118
68.........................     117
69.........................     116
70.........................     115
71.........................     113
72.........................     111
73.........................     109
74.........................     107
75-90......................     105
91.........................     104
92.........................     103
93.........................     102
94.........................     101
95.........................     100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m.,

Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.
     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:
-   the dollar amount of the transfer(s);
- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
-   the number of transfers in the previous calendar quarter;
- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.
     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from the Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse.

Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

FEDERAL TAX STATUS

INTRODUCTION
     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.

     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

OTHER TRANSACTIONS
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING
     Minnesota Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its group contract and certificate administration. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Minnesota Life or its affiliates.
     Minnesota Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity Variable Insurance Products Funds ("Fidelity VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY VIP                                                           - VIP Growth Opportunities Portfolio: Initial Class Shares
- VIP Aggressive Growth Portfolio: Initial Class Shares                - VIP Growth Stock Portfolio: Initial Class Shares
- VIP Asset Manager Portfolio: Initial Class Shares                    - VIP High Income Portfolio: Initial Class Shares
- VIP Asset Manager: Growth Portfolio: Initial Class Shares            - VIP Index 500 Portfolio: Initial Class Shares
- VIP Balanced Portfolio: Initial Class Shares                         - VIP Investment Grade Bond Portfolio: Initial Class Shares
- VIP Contrafund(R) Portfolio: Initial Class Shares                    - VIP Mid Cap Portfolio: Initial Class Shares
- VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares     - VIP Money Market Portfolio: Initial Class Shares
- VIP Equity-Income Portfolio: Initial Class Shares                    - VIP Overseas Portfolio: Initial Class Shares
- VIP Growth Portfolio: Initial Class Shares                           - VIP Real Estate Portfolio: Initial Class Shares
- VIP Growth & Income Portfolio: Initial Class Shares                  - VIP Value Portfolio: Initial Class Shares
                                                                       - VIP Value Strategies Portfolio: Initial Class Shares

This prospectus must be accompanied by the current prospectus of the Fund. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 29, 2005.

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
     Voting Rights..........................................     11
     The Guaranteed Account.................................     12
     Summary Information....................................     12
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     13
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     15
          Transfer Charge...................................     16
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     20
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     21
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                        I

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     27
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     30
          Market Timing.....................................     31
          Guaranteed Account Transfer Restrictions..........     32
          Other Transfer Information........................     32
Loans.......................................................     33
     Loan Interest..........................................     34
     Loan Repayments........................................     34
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     35
Federal Tax Status..........................................     36
     Introduction...........................................     36
     Taxation of Minnesota Life and the Variable Universal
      Life Account..........................................     36
     Tax Status of Certificates.............................     36
     Owner Control..........................................     36
     Diversification of Investments.........................     37
     Tax Treatment of Policy Benefits.......................     37
     Modified Endowment Contracts...........................     37
     Multiple Policies......................................     38
     Other Transactions.....................................     38
     Other Taxes............................................     39
Distribution of Certificates................................     39
     Revenue Sharing........................................     40
Other Matters...............................................     41
     Legal Proceedings......................................     41
     Registration Statement.................................     41
     Financial Statements...................................     41
Statement of Additional Information.........................     42

                                        II

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 20 Portfolios of the Fund. Not all of the Portfolios of the Fund may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Fund or Portfolios. Owners may choose from the following Portfolios of the Fund:

  Fidelity VIP Portfolios include:

     VIP Aggressive Growth Portfolio: Initial
       Class Shares
     VIP Asset Manager Portfolio: Initial Class
       Shares
     VIP Asset Manager: Growth Portfolio:
       Initial Class Shares
     VIP Balanced Portfolio: Initial Class
       Shares
     VIP Contrafund(R) Portfolio: Initial Class
       Shares
     VIP Dynamic Capital Appreciation
       Portfolio: Initial Class Shares
     VIP Equity-Income Portfolio: Initial Class
       Shares
     VIP Growth Portfolio: Initial Class Shares
     VIP Growth & Income Portfolio: Initial
       Class Shares
     VIP Growth Opportunities Portfolio: Initial
       Class Shares
     VIP Growth Stock Portfolio: Initial Class
       Shares
     VIP High Income Portfolio: Initial Class
       Shares
     VIP Index 500 Portfolio: Initial Class
       Shares
     VIP Investment Grade Bond Portfolio:
       Initial Class Shares
     VIP Mid Cap Portfolio: Initial Class
       Shares
     VIP Money Market Portfolio: Initial Class
       Shares
     VIP Overseas Portfolio: Initial Class
       Shares
     VIP Real Estate Portfolio: Initial Class
       Shares
     VIP Value Portfolio: Initial Class Shares
     VIP Value Strategies Portfolio: Initial
       Class Shares
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus. You should carefully review the Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                           When Charge is Deducted       Amount Deducted
------                                           -----------------------    ----------------------
Maximum Sales Charge Imposed on Premiums.......  From Each Premium          5 percent of Premium+
                                                 Payment*
Maximum Premium Tax Charge.....................  From Each Premium          4 percent of Premium+
                                                 Payment*
Maximum Federal Tax Charge**...................  From Each Premium          1.25 percent of
                                                 Payment*                   Premium++
Maximum Deferred Sales Charge..................  None                       N/A
Maximum Partial Surrender Fee..................  From Each Partial          Lesser of $25 or 2
                                                 Surrender                  percent of Partial
                                                                            Surrender Amount+
Maximum Transfer Fee...........................  Upon Each Transfer+++      $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan Per
                                                                      Year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the Cost
                                   Subsequent Monthly Anniversary     of Insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual Fund operating expenses. The table shows the minimum and maximum total annual Fund operating expenses. More detailed information concerning the management fees, distribution (12b-1) fees (if applicable) and other expenses of VIP is contained in the prospectus for each Portfolio.
     Unless otherwise noted, expenses are shown as of December 31, 2004, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum        Maximum
---------------                                                 -------        -------
Total Annual Fund Operating Expenses........................  .10 percent    1.98 percent

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Fund. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see the Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 20 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Fund. Not all of the Portfolios of the Fund may be available for investment by the separate account.
     The separate account currently invests in Fidelity VIP. The Fund's prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity VIP. For more information about Fidelity VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.

Fund/Portfolio                                 Investment Adviser+
--------------                                                                  Investment Sub-Adviser
                                   -------------------------------------------  ----------------------
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUNDS:
Aggressive Growth Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Asset Manager Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Asset Manager: Growth Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Balanced Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Contrafund(R) Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Dynamic Capital Appreciation
  Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Equity-Income Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth & Income Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth Opportunities Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth Stock Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
High Income Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Index 500 Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Investment Grade Bond Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Mid Cap Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Money Market Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Overseas Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Real Estate Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Value Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Value Strategies Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC

------------

+ Fidelity Management and Research (U.K.) Inc., London, England ("FMR U.K.");
  Fidelity Management and Research (Far East), Tokyo, Japan ("FMR Far East"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); FMR Co. Inc., Boston ("FMRC")

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts, including separate accounts of Northstar Life Insurance Company.
     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Fund.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.
     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................    432.4%
45.........................    310.2
55.........................    226.9
65.........................    171.8
75.........................    137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................      250%
41.........................      243
42.........................      236
43.........................      229

                             Applicable
Attained Age                 Percentage
------------                 ----------
44.........................      222
45.........................      215
46.........................      209
47.........................      203
48.........................      197
49.........................      191
50.........................      185
51.........................      178
52.........................      171
53.........................      164
54.........................      157
55.........................      150
56.........................      146
57.........................      142
58.........................      138
59.........................      134
60.........................      130
61.........................      128
62.........................      126
63.........................      124
64.........................      122
65.........................      120
66.........................      119
67.........................      118
68.........................      117
69.........................      116
70.........................      115
71.........................      113
72.........................      111
73.........................      109
74.........................      107
75-90......................      105
91.........................      104
92.........................      103
93.........................      102
94.........................      101
95.........................      100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Fund in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Fund held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.
     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
     We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:
-   the dollar amount of the transfer(s);
- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
-   the number of transfers in the previous calendar quarter;
- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.
     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from the Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

FEDERAL TAX STATUS

INTRODUCTION
     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the

Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

OTHER TRANSACTIONS
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING
     Minnesota Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. Currently, Minnesota Life does not receive any 12b-1 payments from underlying funds associated with the contracts offered by this prospectus.
     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its group contract and certificate administration. Service and administrative payments received by Minnesota Life or its affiliates are equal to 0.05% of fund assets held in the separate account.
     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Minnesota Life or its affiliates.
     Minnesota Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund") and Lord Abbett Series Fund, Inc. ("Lord Abbett") (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 8 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                 - Money Market Portfolio
- Bond Portfolio                            - Mortgage Securities Portfolio
- Index 400 Mid-Cap Portfolio               - Real Estate Securities Portfolio
- Index 500 Portfolio
- Maturing Government Bond Portfolio        LORD ABBETT
  (target maturity of 2010)                 - Mid-Cap Value Portfolio

Although the Lord Abbett Mid-Cap Value Portfolio and the Advantus Series Fund Maturing Government Bond--2010, Mortgage Securities, and Real Estate Portfolios are included in this Prospectus, they are not available for premium allocations or transfers until July 1, 2004.

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 29, 2005

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     10
     Voting Rights..........................................     11
     The Guaranteed Account.................................     11
     Summary Information....................................     12
          Guaranteed Account Value..........................     12
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     13
          Premium Tax Charge................................     13
          Federal Tax Charge................................     13
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     15
          Transfer Charge...................................     15
          Additional Benefits Charges.......................     15
     Separate Account Charges...............................     15
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     20
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     21
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     26
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     30
          Market Timing.....................................     31
          Guaranteed Account Transfer Restrictions..........     32
          Other Transfer Information........................     32
Loans.......................................................     33
     Loan Interest..........................................     34
     Loan Repayments........................................     34
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     35
Federal Tax Status..........................................     36
     Introduction...........................................     36
     Taxation of Minnesota Life and the Variable Universal
      Life Account..........................................     36
     Tax Status of Certificates.............................     36
     Owner Control..........................................     36
     Diversification of Investments.........................     37
     Tax Treatment of Policy Benefits.......................     37
     Modified Endowment Contracts...........................     37
     Multiple Policies......................................     38
     Other Transactions.....................................     38
     Other Taxes............................................     39
Distribution of Certificates................................     39
     Revenue Sharing........................................     40
Other Matters...............................................     41
     Legal Proceedings......................................     41
     Registration Statement.................................     41
     Financial Statements...................................     41
Statement of Additional Information.........................     42

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 8 Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Funds or Portfolios. Owners may choose from the following Portfolios of the Funds:
  Series Fund Portfolios include:
     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     Maturing Government Bond Portfolio--2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio
  An additional Fund Portfolio includes:
     Lord Abbett Series Fund, Inc.--Mid-Cap Value Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum Federal Tax Charge**..............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
                                                                      Minimum: $0.03 per month per
                                                                      $1,000 of coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 per month per $1,000 of
                                   Subsequent Monthly Anniversary     coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 per month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan per
                                                                      year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the cost
                                   Subsequent Monthly Anniversary     of insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
                                                                      Minimum: $0.03 per month per
                                                                      $1000 of coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 per month
                                   Subsequent Monthly Anniversary     per $1,000 of coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

The next table describes the total annual fund operating expenses that an owner will pay while he or she owns the certificate. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund. Unless otherwise noted, expenses are shown as of December 31, 2004, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum       Maximum
---------------                                                 -------       -------
Total Annual Fund Operating Expenses........................  .45 percent   1.62 percent

---------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Funds. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 8 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.
     The separate account currently invests in the Series Fund and Lord Abbett Series Fund, Inc. The Funds' prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser.

Fund/Portfolio                                                         Investment Adviser
--------------
                                                                ---------------------------------
SERIES FUND:
Bond Portfolio..............................................    Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio.................................    Advantus Capital Management, Inc.
Index 500 Portfolio.........................................    Advantus Capital Management, Inc.
Maturing Government Bond Portfolio--2010....................    Advantus Capital Management, Inc.
Money Market Portfolio......................................    Advantus Capital Management, Inc.
Mortgage Securities Portfolio...............................    Advantus Capital Management, Inc.
Real Estate Securities Portfolio............................    Advantus Capital Management, Inc.
LORD ABBETT SERIES FUND, INC.:
Mid-Cap Value Portfolio.....................................    Lord, Abbett & Co. LLC

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts and to separate accounts of Northstar Life Insurance Company, which are used to receive and invest premiums paid under other variable annuity contracts and variable life contracts issued by us. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     Shares of the Portfolios of Lord Abbett Series Fund, Inc. are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the

Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value. SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge. PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.
     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
                             Percentage
Attained Age                 ----------
------------
35.........................     432.4%
45.........................     310.2
55.........................     226.9
65.........................     171.8
75.........................     137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
                             Percentage
Attained Age                 ----------
------------
40 & below.................       250%
41.........................       243
42.........................       236
43.........................       229
44.........................       222
45.........................       215

                             Applicable
                             Percentage
Attained Age                 ----------
------------
46.........................       209
47.........................       203
48.........................       197
49.........................       191
50.........................       185
51.........................       178
52.........................       171
53.........................       164
54.........................       157
55.........................       150
56.........................       146
57.........................       142
58.........................       138
59.........................       134
60.........................       130
61.........................       128
62.........................       126
63.........................       124
64.........................       122
65.........................       120
66.........................       119
67.........................       118
68.........................       117
69.........................       116
70.........................       115
71.........................       113
72.........................       111
73.........................       109
74.........................       107
75-90......................       105
91.........................       104
92.........................       103
93.........................       102
94.........................       101
95.........................       100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximum described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

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

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available

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

sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.
     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:
-   the dollar amount of the transfer(s);
- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
-   the number of transfers in the previous calendar quarter;
- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.
     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in

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

writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from the Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify

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

themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The

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

time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly

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

deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

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

FEDERAL TAX STATUS

INTRODUCTION
     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a

10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

OTHER TRANSACTIONS
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING
     Minnesota Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its group contract and certificate administration. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Minnesota Life or its affiliates.
     Minnesota Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                                Dwayne C. Radel
                       Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Dykema Gossett PLLC
                                Franklin Square
                                 Suite 300 West
                              1300 I Street, N.W.
                          Washington, D.C. 20005-3306

                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: APRIL 29, 2005


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 39 sub-accounts which are available under the contracts offered by the prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in the prospectus, it is not available for premium allocations or transfers.

The separate account currently invests in the Series Fund, Fidelity VIP, Janus Aspen Series, W&R Target Funds, Inc. and Lord Abbett Series Fund, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is issued, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2004, 2003 and 2002 were $428,169, $493,923 and $168,136, respectively.

Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

LAPSE AND REINSTATEMENT

The failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. The insured's life will continue to be insured during this grace period. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. There is no grace period for the first premium.

Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination, as described in the certificate and prospectus. The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract and certificate (requirements for continuation are described in the certificate and prospectus).

A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living. Reinstatement is made by application for reinstatement and payment of an amount that, after the deduction of charges assessed against premiums, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. The application and payment must be submitted to our home office. If any loans and loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance.

No evidence of the insured's insurability will be required during the first 31 days following lapse, but such evidence satisfactory to us will be required from the 32nd day to three years from the date of lapse.

The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.

The reinstatement will take effect as of the date we approve the application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

We will allocate the net premiums submitted for a reinstatement, namely premiums after the deduction of the charges assessed against premiums, to the guaranteed account and/or the sub-accounts of the Variable Universal Life Account which, in turn, invest in Fund shares.

LOANS

The owner may borrow from us using only the certificate as the security for the loan. The minimum loan amount is $100.

At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also submit a loan request by telephone (during our normal business hours), by facsimile (FAX) transmission or through any other method made available by us under the group-sponsored insurance program. We will make the telephone and facsimile transmission service available to all certificate owners. Should the owner make a request by telephone call or other electronic means, we will ask for personal identification and certificate number.

When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office.

The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, the separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

The interest rate charged on the loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

We will charge interest on the loan in arrears. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the loan interest accrued at the end of the certificate month, this unpaid interest will be added to the amount of the certificate loan. The new loan will be subject to the same rate of interest as the loan in effect.

Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on the loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

A loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. If the certificate is in force, the loan and any accrued loan interest charged can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts, subject to the limitations in the certificate and prospectus on such transfers.

Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.94 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.43 percent, 4.48 percent and 10.40 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased federal tax expense in that situation (as described in "Federal Tax Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 401 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                     - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                   6% Gross(2)                   12% Gross(2)
                                        (-1.43% Net)(3)                (4.48% Net)(3)               (10.40% Net)(3)
End of       Att     Annual          Account        Death          Account        Death          Account         Death
Pol Yr       Age     Premium        Value(4)       Benefit        Value(4)       Benefit         Value(4)       Benefit
------       ---     -------        --------       -------        --------       -------        ---------      ---------
     1        46       1,800           1,456       100,000           1,502       100,000            1,548        100,000
     2        47       1,800           2,881       100,000           3,063       100,000            3,249        100,000
     3        48       1,800           4,267       100,000           4,674       100,000            5,105        100,000
     4        49       1,800           5,624       100,000           6,348       100,000            7,148        100,000
     5        50       1,800           6,965       100,000           8,103       100,000            9,408        100,000
     6        51       1,800           8,269       100,000           9,918       100,000           11,887        100,000
     7        52       1,800           9,524       100,000          11,786       100,000           14,598        100,000
     8        53       1,800          10,744       100,000          13,723       100,000           17,578        100,000
     9        54       1,800          11,908       100,000          15,711       100,000           20,838        100,000
    10        55       1,800          13,017       100,000          17,754       100,000           24,411        100,000


    15        60       1,800          17,490       100,000          28,676       100,000           48,179        100,000
    20        65       1,800          19,945       100,000          41,001       100,000           87,343        104,811
    25        70       1,800          20,009       100,000          55,454       100,000          151,776        174,542
    30        75       1,800          12,679       100,000          71,492       100,000          255,187        267,946
    35        80       1,800               0       100,000          91,421       100,000          422,346        443,464
    40        85       1,800               0       100,000         119,485       125,460          682,670        716,804
    45        90       1,800               0       100,000         151,180       158,739        1,078,991      1,132,940
    50        95       1,800               0       100,000         190,079       191,980        1,709,522      1,726,617

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                               - Assuming Hypothetical Investment Returns Of -

                                        0% Gross(2)             6% Gross(2)               12% Gross(2)
                                      (-1.43% Net)(3)          (4.48% Net)(3)            (10.40% Net)(3)
End of       Att      Annual         Account     Death       Account      Death        Account        Death
Pol Yr       Age      Premium       Value(4)    Benefit     Value(4)     Benefit      Value(4)       Benefit
------       ---      -------       --------    -------     --------     -------      ---------     ---------
     1       56         3,000          2,302    100,000        2,377     100,000          2,449       100,000
     2       57         3,000          4,502    100,000        4,788     100,000          5,081       100,000
     3       58         3,000          6,615    100,000        7,253     100,000          7,931       100,000
     4       59         3,000          8,634    100,000        9,766     100,000         11,017       100,000
     5       60         3,000         10,563    100,000       12,334     100,000         14,372       100,000
     6       61         3,000         12,395    100,000       14,954     100,000         18,019       100,000
     7       62         3,000         14,134    100,000       17,632     100,000         22,001       100,000
     8       63         3,000         15,774    100,000       20,370     100,000         26,354       100,000
     9       64         3,000         17,329    100,000       23,184     100,000         31,140       100,000
    10       65         3,000         18,782    100,000       26,066     100,000         36,403       100,000

    15       70         3,000         24,570    100,000       41,890     100,000         72,710       100,000
    20       75         3,000         23,783    100,000       58,476     100,000        134,660       141,393
    25       80         3,000          9,242    100,000       76,591     100,000        235,288       247,053
    30       85         3,000              0    100,000      103,213     108,374        392,375       411,994
    35       90         3,000              0    100,000      138,150     145,058        631,999       663,599
    40       95         3,000              0    100,000      180,917     182,726      1,013,237     1,023,369

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                               - Assuming Hypothetical Investment Returns Of -
                                       0% Gross(2)              6% Gross(2)              12% Gross(2)
                                     (-1.43% Net)(3)          (4.48% Net)(3)            (10.40% Net)(3)
End of      Att      Annual         Account     Death        Account     Death         Account     Death
Pol Yr      Age      Premium       Value(4)    Benefit      Value(4)    Benefit       Value(4)    Benefit
------      ---      -------       --------    -------      --------    -------       --------    -------
     1       46        1,800          1,058    100,000         1,092    100,000          1,126    100,000
     2       47        1,800          2,064    100,000         2,195    100,000          2,330    100,000
     3       48        1,800          3,016    100,000         3,308    100,000          3,618    100,000
     4       49        1,800          3,912    100,000         4,428    100,000          5,000    100,000
     5       50        1,800          4,748    100,000         5,553    100,000          6,480    100,000
     6       51        1,800          5,521    100,000         6,677    100,000          8,065    100,000
     7       52        1,800          6,223    100,000         7,795    100,000          9,762    100,000
     8       53        1,800          6,847    100,000         8,898    100,000         11,578    100,000
     9       54        1,800          7,386    100,000         9,980    100,000         13,519    100,000
    10       55        1,800          7,834    100,000        11,032    100,000         15,596    100,000

    15       60        1,800          8,526    100,000        15,664    100,000         28,645    100,000
    20       65        1,800          5,576    100,000        18,137    100,000         48,465    100,000
    25       70        1,800              0    100,000        15,234    100,000         81,566    100,000
    30       75        1,800              0    100,000             0    100,000        140,064    147,067
    35       80        1,800              0    100,000             0    100,000        234,929    246,675
    40       85        1,800              0    100,000             0    100,000        381,974    401,073
    45       90        1,800              0    100,000             0    100,000        602,408    632,528
    50       95        1,800              0    100,000             0    100,000        952,893    962,422

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                              - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)                6% Gross(2)             12% Gross(2)
                                      (-1.43% Net)(3)            (4.48% Net)(3)           (10.40% Net)(3)
End of      Att     Annual          Account       Death        Account      Death        Account       Death
Pol Yr      Age     Premium        Value(4)      Benefit      Value(4)     Benefit      Value(4)      Benefit
------      ---     -------        --------      -------      --------     -------      --------      -------
    1       56       3,000            1,477      100,000         1,524     100,000         1,571      100,000
    2       57       3,000            2,844      100,000         3,027     100,000         3,214      100,000
    3       58       3,000            4,099      100,000         4,504     100,000         4,935      100,000
    4       59       3,000            5,240      100,000         5,953     100,000         6,743      100,000
    5       60       3,000            6,259      100,000         7,365     100,000         8,642      100,000
    6       61       3,000            7,142      100,000         8,724     100,000        10,632      100,000
    7       62       3,000            7,871      100,000        10,012     100,000        12,710      100,000
    8       63       3,000            8,426      100,000        11,206     100,000        14,874      100,000
    9       64       3,000            8,784      100,000        12,280     100,000        17,118      100,000
   10       65       3,000            8,920      100,000        13,208     100,000        19,444      100,000

   15       70       3,000            5,561      100,000        14,795     100,000        32,694      100,000
   20       75       3,000                0      100,000         5,916     100,000        50,009      100,000
   25       80       3,000                0      100,000             0     100,000        77,409      100,000
   30       85       3,000                0      100,000             0     100,000       136,444      143,266
   35       90       3,000                0      100,000             0     100,000       228,997      240,447
   40       95       3,000                0      100,000             0     100,000       376,083      379,844

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                          - Assuming Hypothetical Investment Returns Of -
                                                  0% Gross(2)                6% Gross(2)              12% Gross(2)
                                                (-1.43% Net)(3)             (4.48% Net)(3)           (10.40% Net)(3)
   End of         Att        Annual          Account          Death       Account      Death       Account      Death
   Pol Yr         Age       Premium          Value(4)        Benefit      Value(4)    Benefit      Value(4)    Benefit
   ------         ---       -------          --------        -------      --------    -------      --------    -------
      1           46           1,800            1,549          51,549       1,599       51,599       1,648      51,648
      2           47           1,800            3,071          53,071       3,264       53,264       3,461      53,461
      3           48           1,800            4,558          54,558       4,991       54,991       5,450      55,450
      4           49           1,800            6,018          56,018       6,789       56,789       7,640      57,640
      5           50           1,800            7,458          57,458       8,668       58,668      10,057      60,057
      6           51           1,800            8,865          58,865      10,619       60,619      12,713      62,713
      7           52           1,800           10,234          60,234      12,639       62,639      15,626      65,626
      8           53           1,800           11,571          61,571      14,738       64,738      18,829      68,829
      9           54           1,800           12,866          62,866      16,906       66,906      22,340      72,340
     10           55           1,800           14,118          64,118      19,146       69,146      26,191      76,191

     15           60           1,800           19,578          69,578      31,351       81,351      51,688     101,688
     20           65           1,800           23,541          73,541      45,257       95,257      92,013     142,013
     25           70           1,800           25,796          75,796      60,925      110,925     156,244     206,244
     30           75           1,800           23,623          73,623      75,617      125,617     256,150     306,150
     35           80           1,800           14,061          64,061      85,185      135,185     409,900     459,900
     40           85           1,800                0          50,000      82,162      132,162     644,960     694,960
     45           90           1,800                0          50,000      60,316      110,316   1,009,466   1,059,939
     50           95           1,800                0          50,000       5,535       55,535   1,574,861   1,624,861

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)              6% Gross(2)                12% Gross(2)
                                      (-1.43% Net)(3)           (4.48% Net)(3)             (10.40% Net)(3)
End of       Att      Annual        Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium      Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------      --------     -------      --------      -------      --------      -------
     1       56        3,000          2,535      52,535         2,616       52,616         2,696       52,696
     2       57        3,000          4,991      54,991         5,306       55,306         5,628       55,628
     3       58        3,000          7,377      57,377         8,081       58,081         8,828       58,828
     4       59        3,000          9,687      59,687        10,936       60,936        12,315       62,315
     5       60        3,000         11,923      61,923        13,877       63,877        16,121       66,121
     6       61        3,000         14,078      64,078        16,900       66,900        20,272       70,272
     7       62        3,000         16,156      66,156        20,010       70,010        24,804       74,804
     8       63        3,000         18,150      68,150        23,204       73,204        29,750       79,750
     9       64        3,000         20,068      70,068        26,492       76,492        35,160       85,160
    10       65        3,000         21,899      71,899        29,866       79,866        41,069       91,069

    15       70        3,000         29,750      79,750        48,127       98,127        80,084      130,084
    20       75        3,000         32,784      82,784        66,049      116,049       138,636      188,636
    25       80        3,000         28,068      78,068        79,638      129,638       224,569      274,569
    30       85        3,000         10,633      60,633        81,622      131,622       348,413      398,413
    35       90        3,000              0      50,000        66,012      116,012       530,529      580,529
    40       95        3,000              0      50,000        18,997       68,997       797,694      847,694

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                6% Gross(2)              12% Gross(2)
                                        (-1.43% Net)(3)            (4.48% Net)(3)            (10.40% Net)(3)
End of       Att      Annual          Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium        Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------        --------     -------      --------      -------      --------     ---------
   1         46        1,800           1,332        51,332        1,375       51,375         1,417        51,417
   2         47        1,800           2,623        52,623        2,789       52,789         2,958        52,958
   3         48        1,800           3,872        53,872        4,242       54,242         4,634        54,634
   4         49        1,800           5,079        55,079        5,734       55,734         6,458        56,458
   5         50        1,800           6,240        56,240        7,266       57,266         8,443        58,443
   6         51        1,800           7,355        57,355        8,834       58,834        10,601        60,601
   7         52        1,800           8,418        58,418       10,436       60,436        12,947        62,947
   8         53        1,800           9,428        59,428       12,070       62,070        15,495        65,495
   9         54        1,800          10,378        60,378       13,732       63,732        18,261        68,261
  10         55        1,800          11,267        61,267       15,418       65,418        21,263        71,263

  15         60        1,800          14,708        64,708       24,146       74,146        40,648        90,648
  20         65        1,800          16,015        66,015       32,841       82,841        69,949       119,949
  25         70        1,800          14,096        64,096       40,059       90,059       113,852       163,852
  30         75        1,800           7,258        57,258       43,261       93,261       179,229       229,229
  35         80        1,800               0        50,000       37,498       87,498       275,226       325,226
  40         85        1,800               0        50,000       15,941       65,941       416,161       466,161
  45         90        1,800               0        50,000            0       50,000       622,162       672,162
  50         95        1,800               0        50,000            0       50,000       927,130       977,130

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                  - Assuming Hypothetical Investment Returns Of -
                                           0% Gross(2)               6% Gross(2)            12% Gross(2)
                                         (-1.43% Net)(3)           (4.48% Net)(3)         (10.40% Net)(3)
End of       Att      Annual          Account       Death       Account      Death       Account      Death
Pol Yr       Age      Premium        Value(4)      Benefit     Value(4)     Benefit     Value(4)     Benefit
------       ---      -------        --------      -------     --------     -------     --------     -------
     1        56        3,000           2,090       52,090        2,157      52,157        2,223      52,223
     2        57        3,000           4,096       54,096        4,355      54,355        4,620      54,620
     3        58        3,000           6,016       56,016        6,592      56,592        7,205      57,205
     4        59        3,000           7,849       57,849        8,869      58,869        9,995      59,995
     5        60        3,000           9,590       59,590       11,180      61,180       13,007      63,007
     6        61        3,000          11,233       61,233       13,518      63,518       16,252      66,252
     7        62        3,000          12,768       62,768       15,874      65,874       19,746      69,746
     8        63        3,000          14,185       64,185       18,237      68,237       23,501      73,501
     9        64        3,000          15,472       65,472       20,593      70,593       27,530      77,530
    10        65        3,000          16,619       66,619       22,928      72,928       31,848      81,848

    15        70        3,000          20,024       70,024       33,950      83,950       58,597     108,597
    20        75        3,000          18,140       68,140       41,887      91,887       95,843     145,843
    25        80        3,000           7,922       57,922       42,020      92,020      145,707     195,707
    30        85        3,000               0       50,000       27,806      77,806      210,986     260,986
    35        90        3,000               0       50,000            0      50,000      292,915     342,915
    40        95        3,000               0       50,000            0      50,000      394,412     444,412

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

FINANCIAL STATEMENTS


The consolidated financial statements of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing. The report dated March 10, 2005 on the consolidated financial statements of Minnesota Life Insurance Company and subsidiaries refers to the adoption, effective January 1, 2004, of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Policy
      Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Contrafund, Fidelity VIP Growth & Income, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP Asset Manager, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Aggressive Growth, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Value, Fidelity VIP Value Strategy, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Lord Abbett Mid Cap Value, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International II, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value and Waddell & Reed Core Equity Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account (the Account) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2004, were confirmed to us by the respective sub-account mutual fund or, for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Contrafund, Fidelity VIP Growth & Income, Fidelity VIP Equity Income, Fidelity VIP High Income, Fidelity VIP Asset Manager, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Aggressive Growth, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Value, Fidelity VIP Value Strategy, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Lord Abbott Mid Cap Value, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International II, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value and Waddell & Reed Core Equity Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account at December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
March 25, 2005

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                                                SEGREGATED SUB-ACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                                                ADVANTUS    ADVANTUS
                                                            ADVANTUS    ADVANTUS    ADVANTUS    MATURING    MATURING     ADVANTUS
                                                ADVANTUS      MONEY      INDEX      MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                  BOND        MARKET      500      SECURITIES   BOND 2006  BOND 2010       BOND
                                               -----------  ---------  ----------  ----------  ----------  ---------   -------------
         ASSETS
Investments in shares of
 Advantus Series Fund, Inc.:
  Bond Portfolio, 20,559,732
   shares at net asset value of
   $1.44 per share (cost
   $25,569,847).......................         $29,613,251          -           -          -          -           -            -
  Money Market Portfolio,
   4,596,464 shares at net asset
   value of $1.00 per share
   (cost $4,596,464)..................                   -  4,596,464           -          -          -           -            -
  Index 500 Portfolio, 11,012,505
   shares at net asset value of
   $3.81 per share (cost
   $37,085,698).......................                   -          -  41,988,778          -          -           -            -
  Mortgage Securities Portfolio,
   132,770 shares at net asset value
   of $1.41 per share (cost
   $180,003)..........................                   -          -          -    186,672          -           -            -
  Maturing Government Bond 2006
   Portfolio, 1,967 shares at net
   asset value of $1.40 per share
  (cost $2,380).......................                   -          -           -          -      2,762           -            -
  Maturing Government Bond 2010
   Portfolio, 32,027 shares at net
   asset value of $1.60 per share
   (cost $50,405).....................                    -          -           -         -          -      51,288            -
  International Bond
   Portfolio, 17,265 shares at net
   asset value of $1.46 per share
   (cost $20,043).....................                   -          -           -          -          -           -       25,123
                                               -----------  ---------  ----------    -------      -----      ------       ------
                                                29,613,251  4,596,464  41,988,778    186,672      2,762      51,288       25,123
Receivable from Minnesota Life for
 Policy purchase payments.............                   -          -           -          -          -           -            -

Receivable for investments sold.......              36,417     10,358      60,678        497          -         106          104
                                               -----------  ---------  ----------    -------      -----      ------       ------
    Total assets......................          29,649,668  4,606,822  42,049,456    187,169      2,762      51,394       25,227
                                               -----------  ---------  ----------    -------      -----      ------       ------

             LIABILITIES
Payable to Minnesota Life for
 Policy terminations, withdrawal
 payments and mortality and expense
 charges..............................              36,417     10,358      60,678        497          -         106          104

Payable for investments
 purchased............................                   -          -           -          -          -           -            -
                                               -----------  ---------  ----------    -------      -----      ------       ------
    Total liabilities ................              36,417     10,358      60,678        497          -         106          104
                                               -----------  ---------  ----------    -------      -----      ------       ------
    Net assets applicable to
     Policy owners ...................         $29,613,251  4,596,464  41,988,778    186,672      2,762      51,288       25,123
                                               ===========  =========  ==========    =======      =====      ======       ======

        POLICY OWNERS' EQUITY
    Total Policy Owners' equity
     (notes 5 and 6) .................         $29,613,251  4,596,464  41,988,778    186,672      2,762      51,288       25,123
                                               ===========  =========  ==========    =======      =====      ======       ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                                          SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                        ADVANTUS     ADVANTUS                FIDELITY VIP                               FIDELITY VIP
                                       INDEX 400   REAL ESTATE  FIDELITY VIP   GROWTH &    FIDELITY VIP   FIDELITY VIP     ASSET
                                        MID-CAP     SECURITIES   CONTRAFUND     INCOME     EQUITY-INCOME  HIGH INCOME     MANAGER
                                      -----------  -----------  ------------ ------------  -------------  ------------  ------------
               ASSETS
Investments in shares of Advantus
  Series Fund, Inc.:
    Index 400 Mid-Cap Portfolio,
      8,812,018 shares at net asset
      value of $1.50 per share
      (cost $10,107,131)............  $13,204,227          -              -           -              -             -             -
    Real Estate Securities
      Portfolio, 154,645 shares at
      net asset value of $1.97 per
      share (cost $269,860).........            -    305,180              -           -              -             -             -
Investments in shares of the
  Fidelity Variable Insurance
      Products Fund:
    Contrafund Portfolio, 168,048
      shares at net asset value of
      $26.62 per share (cost
      $3,588,755)...................            -          -      4,473,427           -              -             -             -
    Growth & Income Portfolio,
      77,546 shares at net asset
      value of $13.91 per share
      (cost $980,970)...............            -          -              -   1,078,662              -             -             -
    Equity-Income Portfolio,
      55,407 shares at net asset
      value of $25.37 per share
      (cost $1,177,898).............            -          -              -           -      1,405,687             -             -
    High Income Portfolio,
      139,592 shares at net asset
      value of $7.0 per share
      (cost $892,608)...............            -          -              -           -              -       977,147             -
    Asset Manager Portfolio,
      30,229 shares at net asset
      value of $14.85 per share
       (cost $425,746)..............            -          -              -           -              -             -       448,907
                                      -----------    -------      ---------   ---------      ---------       -------       -------
                                       13,204,227    305,180      4,473,427   1,078,662      1,405,687       977,147       448,907
Receivable from Minnesota Life for
  Policy purchase payments..........            -          -              -         182              -             -            18
Receivable for investments sold.....        8,943        818          1,533           -          2,033           299             -
                                      -----------    -------      ---------   ---------      ---------       -------       -------
            Total assets............   13,213,170    305,998      4,474,960   1,078,844      1,407,720       977,446       448,925
                                      -----------    -------      ---------   ---------      ---------       -------       -------

             LIABILITIES
Payable to Minnesota Life for
  Policy terminations, withdrawal
  payments and mortality and expense
  charges...........................        8,943        818          1,533           -          2,033           299             -
Payable for investments purchased...            -          -              -         182              -             -            18
                                      -----------    -------      ---------   ---------      ---------       -------       -------
            Total liabilities.......        8,943        818          1,533         182          2,033           299            18
                                      -----------    -------      ---------   ---------      ---------       -------       -------
            Net assets applicable
             to Policy owners.......  $13,204,227    305,180      4,473,427   1,078,662      1,405,687       977,147       448,907
                                      ===========    =======      =========   =========      =========       =======       =======

        POLICY OWNERS' EQUITY
            Total Policy Owners'
             equity (notes 5
             and 6).................  $13,204,227    305,180      4,473,427   1,078,662      1,405,687       977,147       448,907
                                      ===========    =======      =========   =========      =========       =======       =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                        FIDELITY VIP                             FIDELITY VIP               FIDELITY VIP  FIDELITY
                                           ASSET      FIDELITY VIP FIDELITY VIP    GROWTH     FIDELITY VIP   INVESTMENT      VIP
                                       MANAGER GROWTH   BALANCED      GROWTH    OPPORTUNITIES   INDEX 500    GRADE BOND    MID-CAP
                                       -------------- ------------ ------------ ------------- ------------ ------------- -----------
               ASSETS
Investments in shares of the
 Fidelity Variable Insurance
 Products Fund:
  Asset Manager Growth Portfolio,
   73,090 shares at net asset value
   of $12.78 per share
   (cost $859,266)...................    $  934,092            -            -             -            -            -             -
  Balanced Portfolio, 23,362 shares
   at net asset value of $14.35 per
   share (cost $310,163).............             -      335,243            -             -            -            -             -
  Growth Portfolio, 147,592 shares
   at net asset value of $32.01 per
   share (cost $4,659,536)...........             -            -    4,724,414             -            -            -             -
  Growth Opportunities Portfolio,
   74,138 shares at net asset value
   of $16.07 per share
   (cost $1,066,686).................             -            -            -     1,191,393            -            -             -
  Index 500 Portfolio, 14,118
   shares at net asset value of
   $137.75 per share (cost
   $1,723,921).......................             -            -            -             -    1,944,806            -             -
  Investment Grade Bond Portfolio,
   43,088 shares at net asset value
   of $13.25 per share
   (cost $564,221)...................             -            -            -             -            -      570,917             -
  Mid-Cap Fund, 184,238 shares at
   net asset value of $30.18 per
   share (cost $3,699,724)...........             -            -            -             -            -            -     5,560,298
                                         ----------      -------    ---------     ---------    ---------      -------     ---------
                                            934,092      335,243    4,724,414     1,191,393    1,944,806      570,917     5,560,298
Receivable from Minnesota Life for
 Policy purchase payments............            93           43          155           401          121           76             -
Receivable for investments sold......             -            -            -             -            -            -            38
                                         ----------      -------    ---------     ---------    ---------      -------     ---------
           Total assets .............       934,185      335,286    4,724,569     1,191,794    1,944,927      570,993     5,560,336
                                         ----------      -------    ---------     ---------    ---------      -------     ---------

            LIABILITIES
Payable to Minnesota Life for
 Policy terminations, withdrawal
 payments and mortality and
 expense charges.....................             -            -            -             -            -            -            38
Payable for investments purchased....            93           43          155           401          121           76             -
                                         ----------      -------    ---------     ---------    ---------      -------     ---------
           Total liabilities.........            93           43          155           401          121           76            38
                                         ----------      -------    ---------     ---------    ---------      -------     ---------
           Net assets applicable to
            Policy owners............    $  934,092      335,243    4,724,414     1,191,393    1,944,806      570,917     5,560,298
                                         ==========      =======    =========     =========    =========      =======     =========

         POLICY OWNERS' EQUITY
           Total Policy Owners'
            equity (notes 5 and 6)...    $  934,092      335,243    4,724,414     1,191,393    1,944,806      570,917     5,560,298
                                         ==========      =======    =========     =========    =========      =======     =========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                                           SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                 FIDELITY VIP   FIDELITY VIP               FIDELITY VIP FIDELITY VIP
                                       FIDELITY VIP FIDELITY VIP  AGGRESSIVE  DYNAMIC CAPITAL FIDELITY VIP    VALUE        GROWTH
                                       MONEY MARKET   OVERSEAS      GROWTH      APPRECIATION     VALUE       STRATEGY       STOCK
                                       ------------ ------------ ------------ --------------- ------------ ------------ ------------
         ASSETS
Investments in shares of the
Fidelity Variable
Insurance Products Fund:
  Money Market Portfolio, 450,889
   shares at net asset value of $1.00
   per share (cost $450,889).......... $    450,889          -            -             -              -            -            -
  Overseas Portfolio, 171,453 shares
   at net asset value
   of $17.52 per share
   (cost $2,626,268)..................            -  3,003,855            -             -              -            -            -
  Aggressive Growth Portfolio, 16,885
   shares at net asset value of $8.71
   per share (cost $133,202)..........            -          -      147,069             -              -            -            -
  Dynamic Capital Appreciation
   Portfolio, 15,526 shares at net
   asset value of $7.19 per share
   (cost $110,765)....................            -          -            -       111,629              -            -            -
  Value Portfolio, 9,685 shares at
   net asset value of $11.97 per
   share (cost $101,731)..............            -          -            -             -        115,928            -            -
  Value Strategy Portfolio, 11,667
   shares at net asset value of
   $14.13 per share (cost $147,734)...            -          -            -             -              -      164,858            -
  Growth Stock Portfolio, 1,835
   shares at net asset value of
   $11.14 per share (cost $21,299)....            -          -            -             -              -            -       20,442
                                       ------------  ---------      -------       -------        -------      -------       ------
                                            450,889  3,003,855      147,069       111,629        115,928      164,858       20,442
Receivable from Minnesota Life for
   Policy purchase payments...........          204         78            -             -              -            -            -
Receivable for investments sold.......            -          -            1             1              1            1            -
                                       ------------  ---------      -------       -------        -------      -------       ------
       Total assets...................      451,093  3,003,933      147,070       111,630        115,929      164,859       20,442
                                       ------------  ---------      -------       -------        -------      -------       ------

      LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges..            -          -            1             1              1            1            -
Payable for investments purchased.....          204         78            -             -              -            -            -
                                       ------------  ---------      -------       -------        -------      -------       ------
       Total liabilities..............          204         78            1             1              1            1            -
                                       ------------  ---------      -------       -------        -------      -------       ------
    Net assets applicable
       to Policy owners...............      450,889  3,003,855      147,069       111,629        115,928      164,858       20,442
                                       ============  =========      =======       =======        =======      =======       ======

    POLICY OWNERS' EQUITY
       Total Policy Owners' equity
       (notes 5 and 6)................ $    450,889  3,003,855      147,069       111,629        115,928      164,858       20,442
                                       ============  =========      =======       =======        =======      =======       ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                                           SEGREGATED SUB-ACCOUNTS
                                  -------------------------------------------------------------------------------------------------
                                                                JANUS
                                                   JANUS        ASPEN      LORD ABBETT                               WADDELL & REED
                                  FIDELITY VIP ASPEN CAPITAL INTERNATIONAL   MID CAP   WADDELL & REED WADDELL & REED INTERNATIONAL
                                  REAL ESTATE  APPRECIATION     GROWTH        VALUE       BALANCED        GROWTH          II
                                  ------------ ------------- ------------- ----------- -------------- -------------- --------------
         ASSETS
Investments in shares of the
Fidelity Variable Insurance
Products Fund:
  Real Estate Portfolio,
   8,434 shares at net asset
   value of $17.46 per share
   (cost $130,223).............  $    147,252          -             -            -              -              -             -
Investments in shares of the
Janus Aspen Series:
  Capital Appreciation
   Portfolio, 1,937 shares at
   net asset value of $24.39
   per share (cost $41,382)....             -     47,247             -            -              -              -             -
  International Growth
   Portfolio, 1,836 shares at
   net asset value of $26.94
   per share (cost $41,711)....             -          -        49,464            -              -              -             -
Investments in shares of the
Lord Abbett Funds, Inc.:
  Mid Cap Value Portfolio,
   27,521 shares at net asset
   value of $20.79 per share
   (cost $538,529).............             -          -             -      572,154              -              -             -
Investments in shares of the
Waddell & Reed Target
Funds, Inc.:
  Balanced Portfolio,
   1,079,138 shares at net
   asset value of $7.68 per
   share (cost $8,856,217).....             -          -             -            -      8,285,949              -             -
  Growth Portfolio, 281,215
   shares at net asset value
   of $8.37 per share
   (cost $3,885,666)...........             -          -             -            -              -      2,354,560             -
  International II Portfolio,
   13,710 shares at net asset
   value of $19.17 per share
   (cost $209,713).............             -          -             -            -              -              -       262,796
                                  ------------     ------        ------      -------      ---------      ---------       -------
                                       147,252     47,247        49,464      572,154      8,285,949      2,354,560       262,796
Receivable from Minnesota
  Life for Policy purchase
  payments.....................              -          -             -        4,778              -              -             -
Receivable for investments
  sold.........................              1        413           447            -         14,033          7,730         1,504
                                  ------------     ------        ------      -------      ---------      ---------       -------
          Total assets.........        147,253     47,660        49,911      576,932      8,299,982      2,362,290       264,300
                                  ------------     ------        ------      -------      ---------      ---------       -------

         LIABILITIES
Payable to Minnesota Life for
  Policy terminations,
  withdrawal payments and
  mortality and expense
  charges......................              1        413           447            -         14,033          7,730         1,504
Payable for investments
  purchased....................              -          -             -        4,778              -              -             -
                                  ------------     ------        ------      -------      ---------      ---------       -------
       Total liabilities.......              1        413           447        4,778         14,033          7,730         1,504
                                  ------------     ------        ------      -------      ---------      ---------       -------
     Net assets applicable
       to Policy owners........   $    147,252     47,247        49,464      572,154      8,285,949      2,354,560       262,796
                                  ============     ======        ======      =======      =========      =========       =======

     POLICY OWNERS' EQUITY
       Total Policy Owners'
       equity (notes 5 and 6)..   $    147,252     47,247        49,464      572,154      8,285,949      2,354,560       262,796
                                  ============     ======        ======      =======      =========      =========       =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                                              SEGREGATED SUB-ACCOUNTS
                                                    -------------------------------------------------------------------------------
                                                    WADDELL & REED                  WADDELL & REED  WADDELL & REED
                                                      SMALL CAP     WADDELL & REED     MICRO-CAP      SMALL CAP      WADDELL & REED
                                                        GROWTH           VALUE          GROWTH          VALUE         CORE EQUITY
                                                    --------------  --------------  --------------  --------------   --------------
                ASSETS
Investments in shares of the
 Waddell & Reed Target Funds, Inc.:
     Small Cap Growth Portfolio,
      21,814 shares at net asset value
      of $9.68 per share (cost $192,705)..........  $      211,179           -               -               -                -
     Value Portfolio, 34,117 shares
      at net asset value
      of $6.22 per share (cost $182,731)..........               -     212,291               -               -                -
     Micro-Cap Growth Portfolio, 5,495
      shares at net asset value
      of $14.80 per share (cost $72,251)..........               -           -          81,316               -                -
     Small Cap Value Portfolio, 10,444
      shares at net asset value
      of $16.63 per share (cost $147,281).........               -           -               -         173,716                -
     Core Equity Portfolio, 2,038
      shares at net asset value
      of $10.24 per share (cost $19,275)..........               -           -               -               -           20,865
                                                    --------------     -------          ------      ----------           ------
                                                           211,179     212,291          81,316         173,716           20,865
Receivable from Minnesota Life for Policy
 purchase payments................................               -           -               -               -                -
Receivable for investments sold...................           1,746         802             707           1,024              198
                                                    --------------     -------          ------      ----------           ------
            Total assets..........................         212,925     213,093          82,023         174,740           21,063
                                                    --------------     -------          ------      ----------           ------

                LIABILITIES
Payable to Minnesota Life for Policy
 terminations, withdrawal payments and
 mortality and expense charges....................           1,746         802             707           1,024              198
Payable for investments purchased.................               -           -               -               -                -
                                                    --------------     -------          ------      ----------           ------
            Total liabilities.....................           1,746         802             707           1,024              198
                                                    --------------     -------          ------      ----------           ------
            Net assets applicable to Policy
             owners...............................  $      211,179     212,291          81,316         173,716           20,865
                                                    ==============     =======          ======      ==========           ======

                POLICY OWNERS' EQUITY
            Total Policy Owners' equity
             (notes 5 and 6)......................  $      211,179     212,291          81,316         173,716           20,865
                                                    ==============     =======          ======      ==========           ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                             SEGREGATED SUB-ACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                                                               ADVANTUS    ADVANTUS
                                                           ADVANTUS    ADVANTUS    ADVANTUS    MATURING    MATURING     ADVANTUS
                                               ADVANTUS     MONEY       INDEX      MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                 BOND       MARKET       500      SECURITIES  BOND 2006    BOND 2010      BOND
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------
Investment income (loss):
     Investment income distributions
      from underlying mutual fund
      (note 4).............................  $         -      34,526           -           -           -           -              -
     Mortality, expense charges and
      administrative charges
      (note 3).............................      (11,331)    (17,521)    (72,039)       (324)        (12)        (63)           (89)
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------
       Investment income
        (loss) - net.......................      (11,331)     17,005     (72,039)       (324)        (12)        (63)           (89)
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------

Realized and unrealized gains
 (losses) on investments - net:
     Realized gain distributions
      from underlying mutual fund..........            -           -           -           -           -           -              -
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------

     Realized gains (losses) on
      sales of investments:
       Proceeds from sales.................    1,403,258   1,059,821   3,246,638       5,635          12       1,816          2,080
       Cost of investments sold............   (1,241,508) (1,059,821) (2,822,793)     (5,021)         (8)     (1,788)        (1,660)
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------
                                                 161,750           -     423,845         614           4          28            420
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------
       Net realized gains (losses)
        on investments.....................      161,750           -     423,845         614           4          28            420
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------

     Net change in unrealized
      appreciation or depreciation
      of investments.......................    1,232,460           -   3,438,410       2,889           -         912          2,246
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------

      Net gains (losses) on
       investments.........................    1,394,210           -   3,862,255       3,503           4         940          2,666
                                             -----------  ----------  ----------  ----------  ----------  ----------  -------------

      Net increase (decrease) in
       net assets resulting from
       operations..........................  $ 1,382,879      17,005   3,790,216       3,179          (8)        877          2,577
                                             ===========  ==========  ==========  ==========  ==========  ==========  =============

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                            SEGREGATED SUB-ACCOUNTS
                                             -------------------------------------------------------------------------------------
                                                           ADVANTUS                FIDELITY    FIDELITY    FIDELITY
                                               ADVANTUS      REAL      FIDELITY      VIP         VIP          VIP     FIDELITY VIP
                                              INDEX 400     ESTATE       VIP       GROWTH &     EQUITY-      HIGH         ASSET
                                               MID-CAP    SECURITIES  CONTRAFUND    INCOME      INCOME      INCOME       MANAGER
                                             -----------  ----------  ----------   --------    --------    --------   ------------
Investment income (loss):
     Investment income distributions
      from underlying mutual fund
      (note 4).............................  $         -           -      13,226      8,717      17,635      74,924         11,900
     Mortality, expense charges and
      administrative charges (note 3)......      (17,738)       (199)    (10,591)    (2,547)     (3,671)     (2,462)        (1,043)
                                             -----------  ----------  ----------   --------    --------    --------   ------------
         Investment income
          (loss) - net.....................      (17,738)       (199)      2,635      6,170      13,964      72,462         10,857
                                             -----------  ----------  ----------   --------    --------    --------   ------------

Realized and unrealized gains
 (losses) on investments - net:
     Realized gain distributions
      from underlying mutual fund..........            -           -           -          -       4,213           -              -
                                             -----------  ----------  ----------   --------    --------    --------   ------------

     Realized gains (losses) on
      sales of investments:
         Proceeds from sales...............    1,575,196      35,425   1,428,769    426,164     355,053     376,314        153,962
         Cost of investments sold..........   (1,217,968)    (26,853) (1,265,311)  (411,822)   (326,975)   (372,723)      (156,011)
                                             -----------  ----------  ----------   --------    --------    --------   ------------
                                                 357,228       8,572     163,458     14,342      28,078       3,591         (2,049)
                                             -----------  ----------  ----------   --------    --------    --------   ------------
         Net realized gains (losses)
          on investments...................      357,228       8,572     163,458     14,342      32,291       3,591         (2,049)
                                             -----------  ----------  ----------   --------    --------    --------   ------------

     Net change in unrealized
      appreciation or depreciation
      of investments.......................    1,408,893      33,777     421,805     36,030      94,991       3,749         13,296
                                             -----------  ----------  ----------   --------    --------    --------   ------------

         Net gains (losses) on
          investments......................    1,766,121      42,349     585,263     50,372     127,282       7,340         11,247
                                             -----------  ----------  ----------   --------    --------    --------   ------------

         Net increase (decrease) in
          net assets resulting from
          operations.......................  $ 1,748,383      42,150     587,898     56,542     141,246      79,802         22,104
                                             ===========  ==========  ==========   ========    ========    ========   ============

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                               SEGREGATED SUB-ACCOUNTS
                                                ------------------------------------------------------------------------------------
                                                FIDELITY VIP                                                   FIDELITY
                                                    ASSET     FIDELITY   FIDELITY   FIDELITY VIP   FIDELITY       VIP      FIDELITY
                                                   MANAGER      VIP        VIP         GROWTH         VIP     INVESTMENT     VIP
                                                   GROWTH     BALANCED    GROWTH    OPPORTUNITIES  INDEX 500  GRADE BOND   MID-CAP
                                                ------------  --------  ----------  -------------  ---------  ----------  ----------
Investment income (loss):
   Investment income distributions from
    underlying mutual fund (note 4)...........   $    18,943     5,843      11,764      5,714        22,481     22,917            -
   Mortality, expense charges and
    administrative charges (note 3)...........        (2,152)     (765)    (11,366)    (2,742)       (4,455)    (1,394)     (11,839)
                                                 -----------  --------  ----------   --------      --------   --------    ---------
      Investment income (loss) - net..........        16,791     5,078         398      2,972        18,026     21,523      (11,839)
                                                 -----------  --------  ----------   --------      --------   --------    ---------
Realized and unrealized gains (losses) on
 investments - net:
   Realized gain distributions from
    underlying mutual fund....................             -         -           -          -             -     16,484            -
                                                 -----------  --------  ----------   --------      --------   --------    ---------

   Realized gains (losses) on sales of
    investments:
      Proceeds from sales.....................       254,819   116,228   1,609,579    477,280       635,880    187,592    1,172,226
      Cost of investments sold................      (272,206) (111,003) (1,799,718)  (470,859)     (628,329)  (187,522)    (851,229)
                                                 -----------  --------  ----------   --------      --------   --------    ---------
                                                     (17,387)    5,225    (190,139)     6,421         7,551         70      320,997
                                                 -----------  --------  ----------   --------      --------   --------    ---------
      Net realized gains (losses) on
       investments............................       (17,387)    5,225    (190,139)     6,421         7,551     16,554      320,997
                                                 -----------  --------  ----------   --------      --------   --------    ---------
   Net change in unrealized appreciation or
      depreciation of investments.............        50,646     6,098     336,131     67,695       155,883    (15,424)     783,453
                                                 -----------  --------  ----------   --------      --------   --------    ---------
      Net gains (losses) on investments.......        33,259    11,323     145,992     74,116       163,434      1,130    1,104,450
                                                 -----------  --------  ----------   --------      --------   --------    ---------

      Net increase (decrease) in net assets
       resulting from operations..............   $    50,050    16,401     146,390     77,088       181,460     22,653    1,092,611
                                                 ===========  ========  ==========   ========      ========   ========    =========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                              SEGREGATED SUB-ACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                                         FIDELITY   FIDELITY VIP               FIDELITY    FIDELITY
                                                              FIDELITY     VIP        DYNAMIC       FIDELITY     VIP          VIP
                                                FIDELITY VIP     VIP    AGGRESSIVE    CAPITAL         VIP       VALUE       GROWTH
                                                MONEY MARKET  OVERSEAS    GROWTH    APPRECIATION     VALUE     STRATEGY     STOCK
                                                ------------  --------  ----------  ------------   ---------  ----------  ---------
Investment income (loss):
   Investment income distributions from
    underlying mutual fund (note 4)...........  $      5,490    28,648          -           -         1,055           -         35
   Mortality, expense charges and
    administrative charges (note 3)...........        (1,151)   (6,520)      (340)       (237)         (250)       (350)       (42)
                                                ------------  --------   --------     -------       -------    --------     ------
      Investment income (loss) - net..........         4,339    22,128       (340)       (237)          805        (350)        (7)
                                                ------------  --------   --------     -------       -------    --------     ------

Realized and unrealized gains (losses)
 on investments - net:
   Realized gain distributions from
    underlying mutual fund....................             -         -          -           -             -         300      1,344
                                                ------------  --------   --------     -------       -------    --------     ------
   Realized gains (losses) on sales of
    investments:
      Proceeds from sales.....................       604,763   610,857    136,846      27,109        31,465     128,897      4,831
      Cost of investments sold................      (604,763) (630,328)  (117,808)    (24,722)      (23,907)   (121,774)    (4,775)
                                                ------------  --------   --------     -------       -------    --------     ------
                                                           -   (19,471)    19,038       2,387         7,558       7,123         56
                                                ------------  --------   --------     -------       -------    --------     ------
      Net realized gains (losses) on
       investments............................             -   (19,471)    19,038       2,387         7,558       7,423      1,400
                                                ------------  --------   --------     -------       -------    --------     ------

    Net change in unrealized appreciation or
      depreciation of investments.............             -   346,949     (5,419)     (3,755)        2,940      10,341     (1,024)
                                                ------------  --------   --------     -------       -------    --------     ------
      Net gains (losses) on investments.......             -   327,478     13,619      (1,368)       10,498      17,764        376
                                                ------------  --------   --------     -------       -------    --------     ------
      Net increase (decrease) in net assets
       resulting from operations..............  $      4,339   349,606     13,279      (1,605)       11,303      17,414        369
                                                ============  ========   ========     =======       =======    ========     ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                           SEGREGATED SUB-ACCOUNTS
                                                -------------------------------------------------------------------------------
                                                               JANUS      JANUS      LORD                            WADDELL
                                                              CAPITAL    INTERNA-   ABBETT     WADDELL  WADDELL      & REED
                                                FIDELITY VIP  APPRECI-    TIONAL   MID CAP     & REED   & REED    INTERNATIONAL
                                                 REAL ESTATE   ATION      GROWTH    VALUE     BALANCED  GROWTH         II
                                                ------------  --------  ---------  -------    --------  --------  -------------
Investment income (loss):
   Investment income distributions from
    underlying mutual fund (note 4)...........  $      2,492       11       379     1,210      116,754     6,382      2,507
   Mortality, expense charges and
    administrative charges (note 3)...........          (229)    (234)     (182)     (217)        (556)   (1,553)      (923)
                                                ------------  -------    ------    ------     --------  --------    -------
      Investment income (loss) - net..........         2,263     (223)      197       993      116,198     4,829      1,584
                                                ------------  -------    ------    ------     --------  --------    -------

Realized and unrealized gains (losses) on
 investments - net:
   Realized gain distributions from
    underlying mutual fund....................           420        -         -     6,162            -         -      1,979
                                                ------------  -------    ------    ------     --------  --------    -------
   Realized gains (losses) on sales of
    investments:
      Proceeds from sales.....................        83,476   29,377     8,723     5,812      189,258   101,147     42,336
      Cost of investments sold................       (65,850) (28,713)   (8,497)   (5,584)    (209,453) (167,869)   (40,117)
                                                ------------  -------    ------    ------     --------  --------    -------
                                                      17,626      664       226       228      (20,195)  (66,722)     2,219
                                                ------------  -------    ------    ------     --------  --------    -------
      Net realized gains (losses) on
       investments............................        18,046      664       226     6,390      (20,195)  (66,722)     4,198
                                                ------------  -------    ------    ------     --------  --------    -------

   Net change in unrealized appreciation or
      depreciation of investments.............        11,279    6,447     6,351    33,625      585,765   135,572     39,371
                                                ------------  -------    ------    ------     --------  --------    -------

      Net gains (losses) on investments.......        29,325    7,111     6,577    40,015      565,570    68,850     43,569
                                                ------------  -------    ------    ------     --------  --------    -------

      Net increase (decrease) in net assets
       resulting from operations..............  $     31,588    6,888     6,774    41,008      681,768    73,679     45,153
                                                ============  =======    ======    ======     ========  ========    =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                         SEGREGATED SUB-ACCOUNTS
                                             ------------------------------------------------------------------------------
                                             WADDELL & REED                  WADDELL & REED  WADDELL & REED
                                                SMALL CAP    WADDELL & REED     MICRO-CAP      SMALL CAP     WADDELL & REED
                                                 GROWTH          VALUE           GROWTH          VALUE        CORE EQUITY
                                             --------------  --------------  --------------  --------------  --------------
Investment income (loss):
   Investment income distributions from
    underlying mutual fund (note 4)........  $            -        2,103             -               -            127
   Mortality, expense charges and
    administrative charges (note 3)........            (871)        (644)         (324)           (491)           (78)
                                             --------------      -------       -------         -------         ------
      Investment income (loss) - net.......            (871)       1,459          (324)           (491)            49
                                             --------------      -------       -------         -------         ------

Realized and unrealized gains (losses)
 on investments - net:
   Realized gain distributions from
    underlying mutual fund.................               -            -             -           8,512              -
                                             --------------      -------       -------         -------         ------

   Realized gains (losses) on sales of
    investments:
      Proceeds from sales..................          22,603       17,876        13,678          15,047          3,729
      Cost of investments sold.............         (25,242)     (16,428)      (14,733)        (11,381)        (3,715)
                                             --------------      -------       -------         -------         ------
                                                     (2,639)       1,448        (1,055)          3,666             14
                                             --------------      -------       -------         -------         ------
      Net realized gains (losses) on
       investments.........................          (2,639)       1,448        (1,055)         12,178             14
                                             --------------      -------       -------         -------         ------
   Net change in unrealized appreciation
       or depreciation of investments......          28,482       21,953         8,247           8,056          1,621
                                             --------------      -------       -------         -------         ------
      Net gains (losses) on
       investments.........................          25,843       23,401         7,192          20,234          1,635
                                             --------------      -------       -------         -------         ------
      Net increase (decrease) in net
       assets resulting from
       operations..........................  $       24,972       24,860         6,868          19,743          1,684
                                             ==============      =======       =======         =======         ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                    SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------
                                                                                      ADVANTUS     ADVANTUS
                                                   ADVANTUS    ADVANTUS    ADVANTUS   MATURING     MATURING     ADVANTUS
                                      ADVANTUS      MONEY       INDEX      MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                        BOND        MARKET       500      SECURITIES  BOND 2006    BOND 2010      BOND
                                    ------------  ----------  ----------  ----------  ----------  ----------  -------------
Operations:
   Investment income (loss)
    - net........................   $    (11,331)     17,005     (72,039)     (324)       (12)         (63)          (89)
   Net realized gains (losses)
    on investments...............        161,750           -     423,845       614          4           28           420
   Net change in unrealized
    appreciation or
    depreciation of
    investments..................      1,232,460           -   3,438,410     2,889          -          912         2,246
                                    ------------  ----------  ----------   -------      -----       ------        ------
Net increase (decrease) in
 net assets resulting from
 operations......................      1,382,879      17,005   3,790,216     3,179         (8)         877         2,577
                                    ------------  ----------  ----------   -------      -----       ------        ------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:           1,503,847     968,944   7,617,229   137,891          -       44,994         5,563
   Policy terminations,
    withdrawal payments and
    charges:                          (1,400,314) (1,050,902) (3,221,917)   (5,392)         -       (1,766)       (2,014)
                                    ------------  ----------  ----------   -------      -----       ------        ------
Increase (decrease) in net
 assets from Policy
 transactions....................        103,533     (81,958)  4,395,312   132,499          -       43,228         3,549
                                    ------------  ----------  ----------   -------      -----       ------        ------
Increase (decrease) in net
 assets..........................      1,486,412     (64,953)  8,185,528   135,678         (8)      44,105         6,126

Net assets at the beginning
 of year.........................     28,126,839   4,661,417  33,803,250    50,994      2,770        7,183        18,997
                                    ------------  ----------  ----------   -------      -----       ------        ------
Net assets at the end of
 year............................   $ 29,613,251   4,596,464  41,988,778   186,672      2,762       51,288        25,123
                                    ============  ==========  ==========   =======      =====       ======        ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                    SEGREGATED SUB-ACCOUNTS
                                ------------------------------------------------------------------------------------------------
                                  ADVANTUS     ADVANTUS                  FIDELITY VIP                               FIDELITY VIP
                                 INDEX 400    REAL ESTATE  FIDELITY VIP    GROWTH &    FIDELITY VIP   FIDELITY VIP     ASSET
                                  MID-CAP     SECURITIES    CONTRAFUND      INCOME     EQUITY-INCOME  HIGH INCOME     MANAGER
                                ------------  -----------  ------------  ------------  -------------  ------------  ------------
Operations:
   Investment income (loss)
     - net....................  $    (17,738)      (199)        2,635         6,170         13,964       72,462        10,857
   Net realized gains (losses)
    on investments............       357,228      8,572       163,458        14,342         32,291        3,591        (2,049)
   Net change in unrealized
      appreciation or
      depreciation of
      investments.............     1,408,893     33,777       421,805        36,030         94,991        3,749        13,296
                                ------------    -------    ----------     ---------      ---------     --------      --------
Net increase (decrease) in
 net assets resulting from
 operations...................     1,748,383     42,150       587,898        56,542        141,246       79,802        22,104
                                ------------    -------    ----------     ---------      ---------     --------      --------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:       2,254,670    289,610     1,313,447       408,765        442,605      374,585       146,265
   Policy terminations,
    withdrawal payments and
    charges:                      (1,570,773)   (35,286)   (1,423,826)     (425,464)      (353,666)    (375,169)     (153,675)
                                ------------    -------    ----------     ---------      ---------     --------      --------
Increase (decrease) in net
 assets from Policy
 transactions.................       683,897    254,324      (110,379)      (16,699)        88,939         (584)       (7,410)
                                ------------    -------    ----------     ---------      ---------     --------      --------
Increase (decrease) in net
 assets.......................     2,432,280    296,474       477,519        39,843        230,185       79,218        14,694
Net assets at the beginning
 of year......................    10,771,947      8,706     3,995,908     1,038,819      1,175,502      897,929       434,213
                                ------------    -------    ----------     ---------      ---------     --------      --------
Net assets at the end of
 year.........................  $ 13,204,227    305,180     4,473,427     1,078,662      1,405,687      977,147       448,907
                                ============    =======    ==========     =========      =========     ========      ========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                      SEGREGATED SUB-ACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                 FIDELITY VIP                               FIDELITY VIP                 FIDELITY VIP
                                     ASSET      FIDELITY VIP  FIDELITY VIP     GROWTH      FIDELITY VIP   INVESTMENT   FIDELITY VIP
                                MANAGER GROWTH    BALANCED       GROWTH     OPPORTUNITIES   INDEX 500     GRADE BOND     MID-CAP
                                --------------  ------------  ------------  -------------  ------------  ------------  ------------
Operations:
   Investment income (loss)
    - net.....................  $       16,791       5,078            398         2,972        18,026       21,523         (11,839)
   Net realized gains (losses)
    on investments............         (17,387)      5,225       (190,139)        6,421         7,551       16,554         320,997
   Net change in unrealized
    appreciation or
    depreciation of
    investments...............          50,646       6,098        336,131        67,695       155,883      (15,424)        783,453
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Net increase (decrease) in
 net assets resulting from
 operations...................          50,050      16,401        146,390        77,088       181,460       22,653       1,092,611
                                --------------    --------     ----------     ---------     ---------     --------      ----------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:           281,769     142,994      1,508,575       460,684       667,070      177,892       1,150,340
   Policy terminations,
    withdrawal payments and
    charges:                          (254,295)   (116,001)    (1,605,146)     (476,590)     (634,443)    (187,015)     (1,166,799)
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Increase (decrease) in net
 assets from Policy
 transactions.................          27,474      26,993        (96,571)      (15,906)       32,627       (9,123)        (16,459)
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Increase (decrease) in net
 assets.......................          77,524      43,394         49,819        61,182       214,087       13,530       1,076,152

Net assets at the beginning
 of year......................         856,568     291,849      4,674,595     1,130,211     1,730,719      557,387       4,484,146
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Net assets at the end of
 year.........................  $      934,092     335,243      4,724,414     1,191,393     1,944,806      570,917       5,560,298
                                ==============    ========     ==========     =========     =========     ========      ==========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                        SEGREGATED SUB-ACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                             FIDELITY VIP    FIDELITY VIP                 FIDELITY VIP  FIDELITY VIP
                                FIDELITY VIP  FIDELITY VIP    AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE        GROWTH
                                MONEY MARKET    OVERSEAS        GROWTH      APPRECIATION        VALUE       STRATEGY       STOCK
                                ------------  ------------   ------------  ---------------  ------------  ------------  ------------
Operations:
   Investment income (loss)
    - net.....................  $      4,339       22,128         (340)          (237)            805           (350)          (7)
   Net realized gains (losses)
    on investments............             -      (19,471)      19,038          2,387           7,558          7,423        1,400
   Net change in unrealized
    appreciation or
    depreciation of
    investments...............             -      346,949       (5,419)        (3,755)          2,940         10,341       (1,024)
                                ------------    ---------     --------        -------         -------       --------       ------
Net increase (decrease) in
 net assets resulting from
 operations...................         4,339      349,606       13,279         (1,605)         11,303         17,414          369
                                ------------    ---------     --------        -------         -------       --------       ------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:         590,837      745,165      163,969         95,048          51,156        182,783       12,921
   Policy terminations,
    withdrawal payments and
    charges:                        (604,348)    (608,322)    (136,670)       (26,955)        (31,298)      (128,648)      (4,797)
                                ------------    ---------     --------        -------         -------       --------       ------
Increase (decrease) in net
 assets from Policy
 transactions.................       (13,511)     136,843       27,299         68,093          19,858         54,135        8,124
                                ------------    ---------     --------        -------         -------       --------       ------
Increase (decrease) in net
 assets.......................        (9,172)     486,449       40,578         66,488          31,161         71,549        8,493

Net assets at the beginning
 of year......................       460,061    2,517,406      106,491         45,141          84,767         93,309       11,949
                                ------------    ---------     --------        -------         -------       --------       ------
Net assets at the end of
 year.........................  $    450,889    3,003,855      147,069        111,629         115,928        164,858       20,442
                                ============    =========     ========        =======         =======       ========       ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                      SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------------
                                                     JANUS        JANUS     LORD ABBETT                               WADDELL & REED
                                    FIDELITY VIP    CAPITAL   INTERNATIONAL   MID CAP   WADDELL & REED WADDELL & REED  INTERNATIONAL
                                    REAL ESTATE  APPRECIATION     GROWTH       VALUE       BALANCED       GROWTH             II
                                    ------------ ------------ ------------- ----------- -------------- -------------- --------------
Operations:
  Investment income (loss) - net..  $     2,263       (223)         197           993      116,198          4,829           1,584
  Net realized gains (losses) on
   investments....................       18,046        664          226         6,390      (20,195)       (66,722)          4,198
  Net change in unrealized
   appreciation or depreciation
   of investments.................       11,279      6,447        6,351        33,625      585,765        135,572          39,371
                                    -----------    -------      -------       -------    ---------      ---------         -------
Net increase (decrease) in net
  assets resulting from
  operations......................       31,588      6,888        6,774        41,008      681,768         73,679          45,153
                                    -----------    -------      -------       -------    ---------      ---------         -------

Policy transactions
   (notes 2, 3, 4 and 5):
  Policy purchase payments:             146,253     23,693       17,771       536,812      126,015         91,151          99,947
  Policy terminations,
   withdrawal payments and
   charges:                             (83,334)   (29,217)      (8,606)       (5,666)    (188,979)      (100,655)        (41,998)
                                    -----------    -------      -------       -------    ---------      ---------         -------
Increase (decrease) in net
   assets from Policy
   transactions...................       62,919     (5,524)       9,165       531,146      (62,964)        (9,504)         57,949
                                    -----------    -------      -------       -------    ---------      ---------         -------
Increase (decrease) in net
   assets.........................       94,507      1,364       15,939       572,154      618,804         64,175         103,102
Net assets at the beginning of
   year...........................       52,745     45,883       33,525             -    7,667,145      2,290,385         159,694
                                    -----------    -------      -------       -------    ---------      ---------         -------
Net assets at the end of year.....  $   147,252     47,247       49,464       572,154    8,285,949      2,354,560         262,796
                                    ===========    =======      =======       =======    =========      =========         =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                      SEGREGATED SUB-ACCOUNTS
                                        ----------------------------------------------------------------------------------
                                         WADDELL & REED                     WADDELL & REED  WADDELL & REED
                                            SMALL CAP       WADDELL & REED    MICRO-CAP       SMALL CAP     WADDELL & REED
                                             GROWTH             VALUE          GROWTH           VALUE        CORE EQUITY
                                         --------------     --------------  --------------  --------------  --------------
Operations:
     Investment income (loss) - net....  $         (871)             1,459            (324)           (491)             49
     Net realized gains (losses)
      on investments...................          (2,639)             1,448          (1,055)         12,178              14
     Net change in unrealized
      appreciation or depreciation
      of investments...................          28,482             21,953           8,247           8,056           1,621
                                         --------------     --------------  --------------  --------------  --------------
Net increase (decrease) in net
 assets resulting from operations......          24,972             24,860           6,868          19,743           1,684
                                         --------------     --------------  --------------  --------------  --------------

Policy transactions (notes 2, 3,
 4 and 5):
     Policy purchase payments:                   43,722             65,807          21,170          97,321           7,355
     Policy terminations, withdrawal
      payments and charges:                     (22,253)           (17,557)        (13,503)        (14,795)         (3,674)
                                         --------------     --------------  --------------  --------------  --------------
Increase (decrease) in net assets
 from Policy transactions..............          21,469             48,250           7,667          82,526           3,681
                                         --------------     --------------  --------------  --------------  --------------
Increase (decrease) in net assets......          46,441             73,110          14,535         102,269           5,365
Net assets at the beginning of year....         164,738            139,181          66,781          71,447          15,500
                                         --------------     --------------  --------------  --------------  --------------
Net assets at the end of year..........  $      211,179            212,291          81,316         173,716          20,865
                                         ==============     ==============  ==============  ==============  ==============

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                            SEGREGATED SUB-ACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                                                               ADVANTUS    ADVANTUS
                                                           ADVANTUS    ADVANTUS    ADVANTUS    MATURING    MATURING      ADVANTUS
                                               ADVANTUS      MONEY     MORTGAGE     INDEX     GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                 BOND       MARKET    SECURITIES     500       BOND 2006   BOND 2010       BOND
                                             ------------  ---------  ----------  ----------  ----------  ----------  -------------
Operations:
     Investment income (loss) - net......... $    (10,321)    10,905        (218)    (54,037)        (11)        (33)           (60)
     Net realized gains (losses) on
      investments...........................      130,777          -         635    (115,550)          3         735            747
     Net change in unrealized appreciation
      or depreciation on investments........    1,320,376          -       1,138   7,055,540          22        (666)         1,815
                                             ------------  ---------  ----------  ----------  ----------  ----------  -------------
Net increase in net assets resulting from
 operations.................................    1,440,832     10,905       1,555   6,885,953          14          36          2,502
                                             ------------  ---------  ----------  ----------  ----------  ----------  -------------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments...............    1,016,404    818,966      16,293   6,174,049       1,000       7,360         12,428
     Policy terminations, withdrawal
      payments and charges..................   (1,569,293)  (869,775)     (6,897) (2,422,983)          -      (4,680)        (3,621)
                                             ------------  ---------  ----------  ----------  ----------  ----------  -------------
Increase (decrease) in net assets from
 Policy transactions........................     (552,889)   (50,809)      9,396   3,751,066       1,000       2,680          8,807
                                             ------------  ---------  ----------  ----------  ----------  ----------  -------------
Increase (decrease) in net assets...........      887,943    (39,904)     10,951  10,637,019       1,014       2,716         11,309

Net assets at the beginning of year
 (note 1)...................................   27,238,896  4,701,321      40,043  23,166,231       1,756       4,467          7,688
                                             ------------  ---------  ----------  ----------  ----------  ----------  -------------
Net assets at the end of year............... $ 28,126,839  4,661,417      50,994  33,803,250       2,770       7,183         18,997
                                             ============  =========  ==========  ==========  ==========  ==========  =============

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                              SEGREGATED SUB-ACCOUNTS
                                                    ----------------------------------------------------------------------------
                                                                  ADVANTUS   FIDELITY FIDELITY  FIDELITY
                                                      ADVANTUS      REAL       VIP      VIP        VIP      FIDELITY   FIDELITY
                                                     INDEX 400     ESTATE     MONEY     HIGH     EQUITY       VIP         VIP
                                                      MID-CAP    SECURITIES   MARKET   INCOME    INCOME      GROWTH    OVERSEAS
                                                    -----------  ---------- --------- --------  ---------  ----------  ---------
Operations:
  Investment income (loss) - net..................  $   (12,552)      (13)     3,517    42,321     13,541         464     11,099
  Net realized gains (losses) on investments......       17,662       189          -   (40,181)   (56,211)   (666,498)  (326,613)
  Net change in unrealized appreciation or
    depreciation on investments...................    2,705,281     1,432          -   156,137    299,388   1,790,957  1,053,578
                                                    -----------    ------   --------  --------  ---------  ----------  ---------
Net increase in net assets resulting from
  operations......................................    2,710,391     1,608      3,517   158,277    256,718   1,124,923    738,064
                                                    -----------    ------   --------  --------  ---------  ----------  ---------
Policy transactions (notes 2,3,4 and 5):
  Policy purchase payments........................    1,548,337     5,394    480,345   516,313    339,341   1,573,442    676,609
  Policy terminations, withdrawal payments
    and charges...................................   (1,129,883)   (4,740)  (474,362) (345,899)  (323,910) (1,573,110)  (725,758)
                                                    -----------    ------   --------  --------  ---------  ----------   --------
Increase (decrease) in net assets from Policy
  transactions....................................      418,454       654      5,983   170,414     15,431         332    (49,149)
                                                    -----------    ------   --------  --------  ---------  ----------  ---------
Increase (decrease) in net assets.................    3,128,845     2,262      9,500   328,691    272,149   1,125,255    688,915

Net assets at the beginning of year (note 1)......    7,643,102     6,444    450,561   569,238    903,353   3,549,340  1,828,491
                                                    -----------    ------   --------  --------  ---------  ----------  ---------
Net assets at the end of year.....................  $10,771,947     8,706    460,061   897,929  1,175,502   4,674,595  2,517,406
                                                    ===========    ======   ========  ========  =========  ==========  =========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                       SEGREGATED SUB-ACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                FIDELITY VIP  FIDELITY VIP                               FIDELITY VIP                  FIDELITY VIP
                                 INVESTMENT      ASSET      FIDELITY VIP  FIDELITY VIP      ASSET       FIDELITY VIP      GROWTH
                                 GRADE BOND     MANAGER      INDEX 500     CONTRAFUND   MANAGER GROWTH    BALANCED    OPPORTUNITIES
                                ------------  ------------  ------------  ------------  --------------  ------------  -------------
Operations:
  Investment income
   (loss) - net................ $     19,277        12,238        16,640         5,855          20,163         5,302          4,569
  Net realized gains
   (losses) on
   investments.................       20,060       (13,504)     (143,270)     (128,325)        (99,773)       (5,601)       (91,045)
  Net change in unrealized
   appreciation or
   depreciation on
   investments.................      (13,013)       64,918       490,025       987,649         234,764        36,063        333,743
                                ------------  ------------  ------------  ------------  --------------  ------------  -------------
Net increase in net
 assets resulting
 from operations...............       26,324        63,652       363,395       865,179         155,154        35,764        247,267
                                ------------  ------------  ------------  ------------  --------------  ------------  -------------
Policy transactions
 (notes 2,3,4 and 5):
  Policy purchase payments.....      245,252       123,950       665,851     1,270,996         271,042       165,944        457,034
  Policy terminations,
    withdrawal payments and
    charges....................     (281,404)     (111,931)     (607,911)   (1,133,955)       (297,189)     (112,471)      (426,346)
                                ------------  ------------  ------------  ------------  --------------  ------------  -------------
Increase (decrease) in net
 assets from Policy
 transactions..................      (36,152)       12,019        57,940       137,041         (26,147)       53,473         30,688
                                ------------  ------------  ------------  ------------  --------------  ------------  -------------
Increase (decrease) in
 net assets....................       (9,828)       75,671       421,335     1,002,220         129,007        89,237        277,955
Net assets at the beginning
 of year (note 1)..............      567,215       358,542     1,309,384     2,993,688         727,561       202,612        852,256
                                ------------  ------------  ------------  ------------  --------------  ------------  -------------
Net assets at the end of year.. $    557,387       434,213     1,730,719     3,995,908         856,568       291,849      1,130,211
                                ============  ============  ============  ============  ==============  ============  =============

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                      SEGREGATED SUB-ACCOUNTS
                                 --------------------------------------------------------------------------------------------------
                                 FIDELITY VIP                  FIDELITY VIP  FIDELITY VIP                FIDELITY VIP  FIDELITY VIP
                                   GROWTH &    FIDELITY VIP  DYNAMIC CAPITAL  AGGRESSIVE   FIDELITY VIP     VALUE         GROWTH
                                    INCOME       MID CAP       APPRECIATION     GROWTH        VALUE       STRATEGIES      STOCK
                                 ------------  ------------  --------------  ------------  ------------  ------------  ------------
Operations:
  Investment income
   (loss) - net................  $      7,579         5,722             (97)         (209)          158           (80)          (16)
  Net realized gains
   (losses) on investments.....       (41,112)       48,087           3,472        (8,266)          328         6,669         1,953
  Net change in unrealized
   appreciation or
   depreciation
   on investments..............       219,532     1,182,646           5,671        32,032        12,074         7,058           167
                                 ------------  ------------  --------------  ------------  ------------  ------------  ------------
Net increase in net assets
 resulting from operations.....       185,999     1,236,455           9,046        23,557        12,560        13,647         2,104
                                 ------------  ------------  --------------  ------------  ------------  ------------  ------------
Policy transactions
 (notes 2,3,4 and 5):
  Policy purchase payments.....       440,158       977,152          48,155        73,823        61,260       110,509        28,055
  Policy terminations,
   withdrawal payments and
   charges.....................      (359,631)   (1,032,327)        (41,277)      (66,263)       (6,069)      (35,979)      (18,210)
                                 ------------  ------------  --------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets from Policy
 transactions..................        80,527       (55,175)          6,878         7,560        55,191        74,530         9,845
                                 ------------  ------------  --------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets........................       266,526     1,181,280          15,924        31,117        67,751        88,177        11,949
Net assets at the beginning of
 year (note 1).................       772,293     3,302,866          29,217        75,374        17,016         5,132             -
                                 ------------  ------------  --------------  ------------  ------------  ------------  ------------
Net assets at the end of year..  $  1,038,819     4,484,146          45,141       106,491        84,767        93,309        11,949
                                 ============  ============  ==============  ============  ============  ============  ============

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                  SEGREGATED SUB-ACCOUNTS
                           -----------------------------------------------------------------------------------------------------
                                              JANUS       JANUS ASPEN                                   WADDELL & REED   WADDELL
                           FIDELITY VIP   ASPEN CAPITAL  INTERNATIONAL  WADDELL & REED  WADDELL & REED    SMALL CAP      & REED
                           REAL ESTATE     APPRECIATION     GROWTH          GROWTH       CORE EQUITY        GROWTH      BALANCED
                           ------------  --------------  -------------  --------------  --------------  --------------  ---------
Operations:
  Investment income
   (loss) - net..........  $        456             (84)           106          (1,152)             53            (607)    49,409
  Net realized gains
   (losses) on
   investments...........         2,235            (561)          (629)       (142,566)           (561)         (9,776)   (87,649)
  Net change in
   unrealized
   appreciation or
   depreciation on
   investments...........         5,750           7,496          7,891         609,960           2,841          60,045  1,391,190
                           ------------  --------------  -------------  --------------  --------------  --------------  ---------
Net increase in net
 assets resulting from
 operations..............         8,441           6,851          7,368         466,242           2,333          49,662  1,352,950
                           ------------  --------------  -------------  --------------  --------------  --------------  ---------

Policy transactions
 (notes 2, 3, 4 and 5):
  Policy purchase
   payments..............        61,065          13,245         12,932         206,193           6,893          39,351     35,292
  Policy terminations,
   withdrawal payments
   and charges...........       (16,761)         (2,648)        (1,993)       (247,742)         (2,067)        (21,410)  (254,037)
                           ------------  --------------  -------------  --------------  --------------  --------------  ---------
Increase (decrease) in
 net assets from Policy
 transactions...                 44,304          10,597         10,939         (41,549)          4,826          17,941   (218,745)
                           ------------  --------------  -------------  --------------  --------------  --------------  ---------
Increase (decrease) in
 net assets..............        52,745          17,448         18,307         424,693           7,159          67,603  1,134,205
Net assets at the
 beginning of year
 (note 1)................             0          28,435         15,218       1,865,692           8,341          97,135  6,532,940
                           ------------  --------------  -------------  --------------  --------------  --------------  ---------
Net assets at the end
 of year.................  $     52,745          45,883         33,525       2,290,385          15,500         164,738  7,667,145
                           ============  ==============  =============  ==============  ==============  ==============  =========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                                -----------------------------------------------------------------
                                                                                   WADDELL & REED  WADDELL & REED-
                                                                 WADDELL & REED      MICRO-CAP       SMALL CAP     WADDELL & REED
                                                                INTERNATIONAL II       GROWTH          VALUE           VALUE
                                                                ----------------   --------------  --------------  --------------
Operations:
  Investment income (loss) - net..............................  $          1,872         (230)           (266)            280
  Net realized gains (losses) on investments..................              (918)      (3,576)            582          (2,003)
  Net change in unrealized appreciation or depreciation
     on investments...........................................            48,575       24,850          22,512          29,215
                                                                ----------------       ------          ------          ------
Net increase in net assets resulting from operations..........            49,529       21,044          22,828          27,492
                                                                ----------------       ------
Policy transactions (notes 2, 3, 4 and 5):
  Policy purchase payments....................................            34,902       18,122          21,706          38,576
  Policy terminations, withdrawal payments and charges........           (22,747)      (6,562)        (17,960)        (16,142)
                                                                ----------------       ------         -------         -------
Increase (decrease) in net assets from Policy transactions....            12,155       11,560           3,746          22,434
                                                                ----------------       ------         -------         -------
Increase (decrease) in net assets.............................            61,684       32,604          26,574          49,926

Net assets at the beginning of year (note 1)..................            98,010       34,177          44,873          89,255
                                                                ----------------       ------          ------         -------
Net assets at the end of year.................................  $        159,694       66,781          71,447         139,181
                                                                ================       ======          ======         =======

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(1) ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of forty segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the forty segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series Funds, Lord Abbett Funds or Waddell & Reed Target Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

On September 22, 2003, the Advantus Series Fund, Inc. and Waddell & Reed Target Funds, Inc. completed a tax free exchange where the shares of the Advantus Growth and Advantus Capital Appreciation Portfolios were combined into Waddell & Reed Growth, and the Advantus Asset Allocation, Advantus International Stock, Advantus Value Stock, Advantus Small Company Value, Advantus Macro-Cap Value and Advantus Micro-Cap Value were exchanged for shares of Waddell & Reed Balanced, Waddell & Reed International II, Waddell & Reed Value, Waddell & Reed Small-Cap Growth, Waddell & Reed Core Equity and Waddell & Reed Micro-Cap Value Portfolios, respectively.

Payments allocated to Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Contrafund, Fidelity VIP Growth & Income, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP Asset Manager, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Aggressive Growth, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Value, Fidelity VIP Value Strategy, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Janus Aspen Capital Appreciation, Janus International Growth, Lord Abbett Mid Cap Value, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International II, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, and Waddell & Reed Core Equity segregated sub-accounts are invested in shares of the Bond, Money Market, Index 500, Mortgage Securities, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of the Advantus Series Fund, Inc.; VIP Contrafund, VIP Growth & Income, VIP Equity-Income, VIP High Income, VIP Asset Manager, VIP Asset Manager Growth, VIP Balanced, VIP Growth, VIP Growth Opportunities, VIP Index 500, VIP Investment Grade Bond, VIP Mid-Cap, VIP Money Market, VIP Overseas, VIP Aggressive Growth, VIP Dynamic Capital Appreciation, VIP Value, VIP Value Strategy, VIP Growth Stock, and VIP Real Estate Portfolios of the Fidelity Variable Insurance Products Funds; Capital Appreciation and International Growth Portfolios of the Janus Aspen Series; Lord Abbett Mid Cap Value Portfolio of the Lord Abbett Series Fund and Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International II, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, and Waddell & Reed Core Equity Portfolios of the Waddell & Reed Target Funds, Inc., respectively.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis.

Effective January 1, 2003, the cost of investments sold is determined on the FIFO basis. Prior to January 1, 2003, the cost of investments sold was determined on the average cost method. The financial statement impact of this change in determining the cost of investments sold does not change the net assets of the sub-account and is limited to classification changes between realized and unrealized gains and losses. Management has determined that the reclassification amounts were not material.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios, and other non-affiliated Funds, may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawal.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

      A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2004 and 2003 amounted to $55,685 and $53,960, respectively.

      A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2004 and 2003 amounted to $53,780 and $51,185, respectively.

      A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2004 and 2003 amounted to $6,823 and $7,719, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1 -- CONTINUED:

charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month.

The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated Funds, the Account also indirectly incurs fees.

The total cash value charges for the years ended December 31, 2004 and 2003 for each segregated sub-account are as follows:

                                                         2004           2003
                                                      ----------     ----------
Advantus Bond ..................................      $    2,780     $    2,376
Advantus Money Market ..........................         137,149        117,948
Advantus Index 500 .............................         208,372        206,456
Advantus Mortgage Securities....................           4,309          4,622
Advantus Maturing Government Bond 2010..........           1,364          1,478
Advantus International Bond.....................             928            910
Advantus Index 400 Mid-Cap......................           7,947          7,013
Advantus Real Estate Securities.................               -              -
Fidelity VIP Contrafund.........................          13,380         13,754
Fidelity VIP Equity-Income......................          17,189         13,553
Fidelity VIP High Income........................           2,058          1,838
Janus Aspen Capital Appreciation................           4,054          3,210
Janus International Growth......................           2,890          2,241
Waddell & Reed Balanced.........................          27,354         24,237
Waddell & Reed Growth...........................          32,376         28,706
Waddell & Reed International II.................          13,281         10,786
Waddell & Reed Small Cap Growth.................          18,229         16,658
Waddell & Reed Value............................          13,474         12,104
Waddell & Reed Micro-Cap Growth.................           6,310          4,369
Waddell & Reed Small Cap Value..................           7,971          6,874
Waddell & Reed Core Equity......................           1,735          1,534

OPTION 2:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

      A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2004 and 2003 amounted to $344,156 and $232,049, respectively.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 2 - CONTINUED:

      A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2004 and 2003 amounted to $63,073 and $49,044, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated Funds, the Account also indirectly incurs fees.

The total cash value charges for the years ended December 31, 2004 and 2003 for each segregated sub-account are as follows:

                                                           2004               2003
                                                       -------------      -------------
Advantus Bond....................................      $     683,130      $     625,005
Advantus Money Market............................            420,805            325,454
Advantus Index 500...............................          1,317,847          1,102,170
Advantus Mortgage Securities.....................              1,205                 20
Advantus Maturing Government Bond 2006...........                  -                  -
Advantus Maturing Government Bond 2010...........                936                  -
Advantus International Bond......................                391                 11
Advantus Index 400 Mid-Cap.......................            958,459            766,511
Advantus Real Estate Securities..................              6,626                 16
Fidelity VIP Contrafund..........................            889,516            859,590
Fidelity VIP Growth & Income.....................            348,841            333,581
Fidelity VIP Equity-Income.......................            187,223            165,612
Fidelity VIP High Income.........................            141,455            135,637
Fidelity VIP Asset Manager.......................             98,797            100,790
Fidelity VIP Asset Manager Growth................            219,971            219,502
Fidelity VIP Balanced............................            100,458             93,367
Fidelity VIP Growth..............................          1,127,850          1,106,192
Fidelity VIP Growth Opportunities     ...........            353,743            339,287
Fidelity VIP Index 500...........................            475,278            445,983
Fidelity VIP Investment Grade Bond...............             89,731             92,259
Fidelity VIP Mid-Cap.............................            714,471            682,382
Fidelity VIP Money Market........................            264,853            261,353
Fidelity VIP Overseas............................            425,305            400,262
Fidelity VIP Aggressive Growth...................             21,889             14,243
Fidelity VIP Dynamic Capital Appreciation........              8,795              6,557

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 2 - CONTINUED:

Total cash value charges continued:

                                                      2004             2003
                                                   ----------       ----------
Fidelity VIP Value..........................       $    7,073       $    3,334
Fidelity VIP Value Strategies...............           17,756            4,339
Fidelity VIP Growth Stock...................            3,482              368
Fidelity VIP Real Estate....................            8,920            1,103
Janus Aspen Capital Appreciation............              488               39
Janus Aspen International Growth............            1,608                7
Lord Abbett Mid Cap Value...................                -                -
Waddell & Reed Balanced.....................            4,401              561
Waddell & Reed Growth.......................            3,518            1,407
Waddell & Reed International II.............            3,311              232
Waddell & Reed Small Cap Growth.............            1,477              576
Waddell & Reed Value........................            5,698            3,517
Waddell & Reed Micro-Cap Growth.............            1,919              113
Waddell & Reed Small Cap Value..............            2,645               69
Waddell & Reed Core Equity..................              774                -

OPTION 3:

There is no mortality and expense charge or asset based administration charge on Option 3 policies.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

      A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2004 and 2003 amounted to $41,165 and $27,091 respectively.

      A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2004 and 2003 amounted to $25,728 and $19,932, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated Funds, the Account also indirectly incurs fees.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 3 - CONTINUED:

The total cash value charges for the years ended December 31, 2004 and 2003, for the segregated sub-accounts are as follows:

                                                       2004             2003
                                                    -----------      -----------
Advantus Bond.................................      $   399,400      $   380,588
Advantus Money Market.........................           71,230           46,079
Advantus Index 500............................          300,628          218,659
Advantus Index 400 Mid-Cap....................          161,109          169,564
Waddell & Reed Growth.........................           67,209           79,163
Waddell & Reed Balanced.......................          126,227          110,789

OPTION 4:

There is no mortality and expense charge on Option 4 policies; however, there is a .10 percent asset based administrative charge.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

      A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2004 and 2003.

      A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2004 and 2003.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated Funds, the Account also indirectly incurs fees.

There were no cash value charges for the years ended December 31, 2004 and 2003.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

Total mortality and expense charges and administrative charges for the year ended December 31, 2004 are listed in the following table:

                                                              ADVANTUS        ADVANTUS       ADVANTUS        MATURING
                                               ADVANTUS         MONEY          INDEX         MORTGAGE       GOVERNMENT
                                                 BOND          MARKET           500         SECURITIES       BOND 2006
                                             ------------  --------------  --------------  -------------  ---------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge       (151)       (11,931)        (31,341)         (259)           (11)
   Option 2 - 0.25% Variable Account Charge    (11,180)        (5,590)        (40,698)          (65)            (1)
   Option 3 - 0.00% Variable Account Charge          -              -               -             -              -
   Option 4 - 0.10% Variable Account Charge          -              -               -             -              -
                                               -------        -------         -------          ----            ---
Total Expenses                                 (11,331)       (17,521)        (72,039)         (324)           (12)
                                               -------        -------         -------          ----            ---

                                               ADVANTUS
                                               MATURING       ADVANTUS        ADVANTUS      ADVANTUS
                                              GOVERNMENT    INTERNATIONAL    INDEX 400     REAL ESTATE     FIDELITY VIP
                                               BOND 2010        BOND          MID-CAP       SECURITIES      CONTRAFUND
                                             ------------  --------------  --------------  -------------  ---------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge      (29)           (69)             (339)          (17)          (1,002)
   Option 2 - 0.25% Variable Account Charge      (34)           (20)          (17,399)         (182)          (9,589)
   Option 3 - 0.00% Variable Account Charge        -              -                 -             -                -
   Option 4 - 0.10% Variable Account Charge        -              -                 -             -                -
                                                 ---            ---           -------          ----          -------
Total Expenses                                   (63)           (89)          (17,738)         (199)         (10,591)
                                                 ---            ---           -------          ----          -------

                                             FIDELITY VIP                                  FIDELITY VIP    FIDELITY VIP
                                               GROWTH &     FIDELITY VIP    FIDELITY VIP       ASSET           ASSET
                                                INCOME      EQUITY-INCOME   HIGH INCOME       MANAGER     MANAGER GROWTH
                                             ------------  --------------  --------------  -------------  ---------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge         -         (1,042)           (490)             -                -
   Option 2 - 0.25% Variable Account Charge    (2,547)        (2,629)         (1,972)        (1,043)          (2,152)
   Option 3 - 0.00% Variable Account Charge         -              -               -              -                -
   Option 4 - 0.10% Variable Account Charge         -              -               -              -                -
                                               ------         ------          ------         ------           ------
Total Expenses                                 (2,547)        (3,671)         (2,462)        (1,043)          (2,152)
                                               ------         ------          ------         ------           ------

                                                                            FIDELITY VIP                   FIDELITY VIP
                                             FIDELITY VIP   FIDELITY VIP       GROWTH      FIDELITY VIP     INVESTMENT
                                               BALANCED        GROWTH       OPPORTUNITIES   INDEX 500       GRADE BOND
                                             ------------  --------------  --------------  -------------  ---------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge        -                -              -               -               -
   Option 2 - 0.25% Variable Account Charge     (765)         (11,366)        (2,742)         (4,455)         (1,394)
   Option 3 - 0.00% Variable Account Charge        -                -              -               -               -
   Option 4 - 0.10% Variable Account Charge        -                -              -               -               -
                                                ----          -------         ------          ------          ------
Total Expenses                                  (765)         (11,366)        (2,742)         (4,455)         (1,394)
                                                ----          -------         ------          ------          ------

                                                                                           FIDELITY VIP    FIDELITY VIP
                                             FIDELITY VIP   FIDELITY VIP    FIDELITY VIP    AGGRESSIVE    DYNAMIC CAPITAL
                                                MID-CAP     MONEY MARKET      OVERSEAS        GROWTH       APPRECIATION
                                             ------------  --------------  --------------  -------------  ---------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge          -              -              -              -               -
   Option 2 - 0.25% Variable Account Charge    (11,839)        (1,151)        (6,520)          (340)           (237)
   Option 3 - 0.00% Variable Account Charge          -              -              -              -               -
   Option 4 - 0.10% Variable Account Charge          -              -              -              -               -
                                               -------         ------         ------           ----            ----
Total Expenses                                 (11,839)        (1,151)        (6,520)          (340)           (237)
                                               -------         ------         ------           ----            ----

                                                            FIDELITY VIP    FIDELITY VIP                       JANUS
                                             FIDELITY VIP      VALUE           GROWTH      FIDELITY VIP    ASPEN CAPITAL
                                                VALUE         STRATEGY         STOCK        REAL ESTATE    APPRECIATION
                                             ------------  --------------  --------------  -------------  ---------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge       -                -              -               -            (229)
   Option 2 - 0.25% Variable Account Charge    (250)            (350)           (42)           (229)             (5)
   Option 3 - 0.00% Variable Account Charge       -                -              -               -               -
   Option 4 - 0.10% Variable Account Charge       -                -              -               -               -
                                               ----             ----            ---            ----            ----
Total Expenses                                 (250)            (350)           (42)           (229)           (234)
                                               ----             ----            ---            ----            ----

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

                                                  JANUS      LORD ABBETT
                                             INTERNATIONAL     MID CAP      WADDELL & REED    WADDELL & REED    WADDELL & REED
                                                 GROWTH         VALUE          BALANCED           GROWTH       INTERNATIONAL II
                                             --------------  ------------  ----------------  ---------------  ------------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge      (161)             -             (421)           (1,500)             (813)
   Option 2 - 0.25% Variable Account Charge       (21)          (217)            (135)              (53)             (110)
   Option 3 - 0.00% Variable Account Charge         -              -                -                 -                 -
   Option 4 - 0.10% Variable Account Charge         -              -                -                 -                 -
                                                 ----           ----             ----            ------              ----
Total Expenses                                   (182)          (217)            (556)           (1,553)             (923)
                                                 ----           ----             ----            ------              ----

                                             WADDELL & REED    WADDELL      WADDELL & REED    WADDELL & REED
                                               SMALL CAP        & REED        MICRO-CAP         SMALL CAP       WADDELL & REED
                                                 GROWTH         VALUE           GROWTH            VALUE           CORE EQUITY
                                             --------------  ------------  ----------------  ---------------  ------------------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge      (835)          (422)            (302)            (409)              (69)
   Option 2 - 0.25% Variable Account Charge       (36)          (222)             (22)             (82)               (9)
   Option 3 - 0.00% Variable Account Charge         -              -                -                -                 -
   Option 4 - 0.10% Variable Account Charge         -              -                -                -                 -
                                                 ----           ----             ----             ----               ---
Total Expenses                                   (871)          (644)            (324)            (491)              (78)
                                                 ----           ----             ----             ----               ---

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(4) The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2004:

Advantus Bond                                             $     1,495,460
Advantus Money Market                                             994,868
Advantus Index 500                                              7,569,911
Advantus Mortgage Securities                                      137,810
Advantus Maturing Government Bond 2006                                  -
Advantus Maturing Government Bond 2010                             44,981
Advantus International Bond                                         5,540
Advantus Index 400 Mid-Cap                                      2,241,355
Advantus Real Estate Securities                                   289,551
Fidelity VIP Contrafund                                         1,321,025
Fidelity VIP Growth & Income                                      415,635
Fidelity VIP Equity-Income                                        462,169
Fidelity VIP High Income                                          448,192
Fidelity VIP Asset Manager                                        157,409
Fidelity VIP Asset Manager Growth                                 299,084
Fidelity VIP Balanced                                             148,299
Fidelity VIP Growth                                             1,513,406
Fidelity VIP Growth Opportunities                                 464,346
Fidelity VIP Index 500                                            686,533
Fidelity VIP Investment Grade Bond                                216,476
Fidelity VIP Mid-Cap                                            1,143,928
Fidelity VIP Money Market                                         595,591
Fidelity VIP Overseas                                             769,828
Fidelity VIP Aggressive Growth                                    163,805
Fidelity VIP Dynamic Capital Appreciation                          94,965
Fidelity VIP Value                                                 52,128
Fidelity VIP Value Strategy                                       182,982
Fidelity VIP Growth Stock                                          14,292
Fidelity VIP Real Estate                                          149,078
Janus Aspen Capital Appreciation                                   23,630
Janus International Growth                                         18,085
Lord Abbett Mid Cap Growth                                        544,113
Waddell & Reed Balanced                                           242,492
Waddell & Reed Growth                                              96,472
Waddell & Reed International II                                   103,848
Waddell & Reed Small Cap Growth                                    43,201
Waddell & Reed Value                                               67,585
Waddell & Reed Micro-Cap Growth                                    21,021
Waddell & Reed Small Cap Value                                    105,594
Waddell & Reed Core Equity                                          7,459

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(5) UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

      Transactions in units for each segregated sub-account for the years ended December 31, 2004 and 2003 were as follows:

                                                                    SEGREGATED SUB-ACCOUNTS
                                                 -------------------------------------------------------------
                                                                                                     ADVANTUS
                                                              ADVANTUS     ADVANTUS     ADVANTUS     MATURING
                                                  ADVANTUS      MONEY       INDEX       MORTGAGE    GOVERNMENT
                                                    BOND       MARKET        500       SECURITIES   BOND 2006
                                                 ----------   ---------   ----------   ----------   ----------
Units outstanding at
  December 31, 2002.........................     22,430,376   3,610,749   18,888,798       23,705        1,000
      Contract purchase
         payments...........................        705,656     658,455    4,440,926        9,529          584
      Contract terminations, withdrawal
         payments and charges...............     (1,173,130)   (696,133)  (1,743,845)      (4,020)           -
                                                 ----------   ---------   ----------   ----------   ----------
Units outstanding at
  December 31, 2003.........................     21,962,902   3,573,071   21,585,879       29,214        1,584
      Contract purchase
         payments...........................        951,653     763,200    4,744,378       81,306            -
      Contract terminations, withdrawal
         payments and charges...............       (957,244)   (823,466)  (1,810,693)      (3,044)           -
                                                 ----------   ---------   ----------   ----------   ----------
Units outstanding at
  December 31, 2004.........................     21,957,311   3,512,805   24,519,564      107,476        1,584
                                                 ==========   =========   ==========   ==========   ==========

                                                                       SEGREGATED SUB-ACCOUNTS
                                                 -------------------------------------------------------------------
                                                  ADVANTUS
                                                  MATURING      ADVANTUS      ADVANTUS      ADVANTUS
                                                 GOVERNMENT   INTERNATIONAL   INDEX 400   REAL ESTATE   FIDELITY VIP
                                                 BOND 2010        BOND         MID-CAP     SECURITIES    CONTRAFUND
                                                 ----------   -------------   ---------   -----------   ------------
Units outstanding at
   December 31, 2002........................          2,324           6,516   6,337,050         6,821      2,074,921
       Contract purchase
          payments..........................          4,086           9,579   1,063,019         4,732        815,944
       Contract terminations, withdrawal
          payments and charges..............         (2,456)         (2,841)   (805,971)       (5,063)      (729,160)
                                                 ----------   -------------   ---------   -----------   ------------
Units outstanding at
   December 31, 2003........................          3,954          13,254   6,594,098         6,490      2,161,705
       Contract purchase
          payments..........................         29,025           3,878   1,207,270       182,872        682,083
       Contract terminations, withdrawal
          payments and charges .............           (968)         (1,362)   (856,686)      (21,068)      (743,054)
                                                 ----------   -------------   ---------   -----------   ------------
Units outstanding at
   December 31, 2004........................         32,011          15,770   6,944,682       168,294      2,100,734
                                                 ==========   =============   =========   ===========   ============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                           SEGREGATED SUB-ACCOUNTS
                                                 ---------------------------------------------------------------------------
                                                 FIDELITY VIP                                  FIDELITY VIP    FIDELITY VIP
                                                   GROWTH &     FIDELITY VIP    FIDELITY VIP       ASSET           ASSET
                                                    INCOME      EQUITY-INCOME    HIGH INCOME      MANAGER     MANAGER GROWTH
                                                 ------------   -------------   ------------   ------------   --------------
Units outstanding at
   December 31, 2002........................          994,261         714,705        672,853        420,813        1,027,843
       Contract purchase
          payments..........................          514,532         247,743        531,878        136,445          357,881
       Contract terminations, withdrawal
          payments and charges..............         (425,581)       (247,607)      (367,460)      (124,204)        (402,142)
                                                 ------------   -------------   ------------   ------------   --------------
Units outstanding at
   December 31, 2003........................        1,083,212         714,841        837,271        433,054          983,582
       Contract purchase
          payments..........................          424,802         264,910        344,234        144,125          320,999
       Contract terminations, withdrawal
          payments and charges..............         (442,226)       (210,846)      (348,043)      (151,626)        (289,998)
                                                 ------------   -------------   ------------   ------------   --------------
Units outstanding at
   December 31, 2004........................        1,065,788         768,905        833,462        425,553        1,014,583
                                                 ============   =============   ============   ============   ==============

                                                                          SEGREGATED SUB-ACCOUNTS
                                                 --------------------------------------------------------------------------
                                                                                FIDELITY VIP                   FIDELITY VIP
                                                 FIDELITY VIP   FIDELITY VIP       GROWTH       FIDELITY VIP    INVESTMENT
                                                   BALANCED        GROWTH       OPPORTUNITIES    INDEX 500      GRADE BOND
                                                 ------------   -------------   -------------   ------------   ------------
Units outstanding at
   December 31, 2002........................          228,755       6,918,697       1,422,271      2,052,758        432,760
       Contract purchase
          payments..........................          172,104       2,741,679         690,762        954,793        183,373
       Contract terminations, withdrawal
          payments and charges..............         (120,264)     (2,784,181)       (657,102)      (889,246)      (210,895)
                                                 ------------   -------------   -------------   ------------   ------------
Units outstanding at
   December 31, 2003........................          280,595       6,876,195       1,455,931      2,118,305        405,238
       Contract purchase
          payments..........................          136,390       2,237,854         592,028        797,151        127,174
       Contract terminations, withdrawal
          payments and charges..............         (110,628)     (2,374,849)       (612,593)      (758,154)      (134,047)
                                                 ------------   -------------   -------------   ------------   ------------
Units outstanding at
   December 31, 2004........................          306,357       6,739,200       1,435,366      2,157,302        398,365
                                                 ============   =============   =============   ============   ============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                    SEGREGATED SUB-ACCOUNTS
                                             ---------------------------------------------------------------------------
                                                                                          FIDELITY VIP    FIDELITY VIP
                                             FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    AGGRESSIVE    DYNAMIC CAPITAL
                                                MID-CAP     MONEY MARKET     OVERSEAS        GROWTH       APPRECIATION
                                             ------------   ------------   ------------   ------------   ---------------
Units outstanding at
  December 31, 2002 ......................     3,192,834       410,733      3,391,848        119,950         39,527
      Contract purchase payments .........       864,929       447,528      1,126,125        109,342         59,249
      Contract terminations, withdrawal
         payments and charges ............      (923,237)     (441,967)    (1,252,629)       (99,186)       (49,901)
                                               ---------      --------     ----------       --------        -------
Units outstanding at
  December 31, 2003 ......................     3,134,526       416,294      3,265,344        130,106         48,875
      Contract purchase payments .........       755,037       532,609        946,222        195,174        100,403
      Contract terminations, withdrawal
         payments and charges ............      (770,294)     (544,779)      (774,217)      (161,900)       (29,797)
                                               ---------      --------     ----------       --------        -------
Units outstanding at
  December 31, 2004 ......................     3,119,269       404,124      3,437,349        163,380        119,481
                                               =========      ========     ==========       ========        =======

                                                                   SEGREGATED SUB-ACCOUNTS
                                            -------------------------------------------------------------------------
                                                           FIDELITY VIP   FIDELITY VIP                      JANUS
                                            FIDELITY VIP      VALUE          GROWTH      FIDELITY VIP   ASPEN CAPITAL
                                               VALUE         STRATEGY        STOCK       REAL ESTATE     APPRECIATION
                                            ------------   ------------   ------------   ------------   -------------
Units outstanding at
  December 31, 2002 ......................      20,399          6,843              -              -       59,299
      Contract purchase payments .........      62,151        111,143         24,597         55,466       26,285
      Contract terminations, withdrawal
         payments and charges ............      (6,615)       (38,974)       (14,878)       (13,654)      (5,589)
                                               -------       --------        -------        -------      -------
Units outstanding at
  December 31, 2003 ......................      75,935         79,012          9,719         41,812       79,995
      Contract purchase payments .........      45,444        149,965         10,520        101,138       39,336
      Contract terminations, withdrawal
         payments and charges ............     (27,785)      (106,392)        (3,945)       (55,694)     (49,294)
                                               -------       --------        -------        -------      -------
Units outstanding at
  December 31, 2004 ......................      93,594        122,585         16,294         87,256       70,037
                                               =======       ========        =======        =======      =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                          SEGREGATED SUB-ACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                   JANUS       LORD ABBETT
                                               INTERNATIONAL     MID CAP      WADDELL & REED   WADDELL & REED    WADDELL & REED
                                                  GROWTH          VALUE          BALANCED          GROWTH       INTERNATIONAL II
                                               -------------   -----------    --------------   --------------   ----------------
Units outstanding at
  December 31, 2002 ......................        39,733               -        7,983,640        3,367,912          79,427
      Contract purchase payments .........        29,985               -           35,156           56,348          26,897
      Contract terminations, withdrawal
         payments and charges ............        (4,911)              -         (271,825)        (169,992)        (19,321)
                                                 -------         -------        ---------        ---------         -------
Units outstanding at
  December 31, 2003 ......................        64,807               -        7,746,971        3,254,268          87,003
      Contract purchase payments .........        31,628         505,578           85,971           61,322          58,767
      Contract terminations, withdrawal
         payments and charges ............       (16,505)         (5,530)        (170,381)        (127,048)        (24,961)
                                                 -------         -------        ---------        ---------         -------
Units outstanding at
  December 31, 2004 ......................        79,930         500,048        7,662,561        3,188,542         120,809
                                                 =======         =======        =========        =========         =======

                                                                          SEGREGATED SUB-ACCOUNTS
                                              ----------------------------------------------------------------------------------
                                              WADDELL & REED                    WADDELL & REED   WADDELL & REED
                                                SMALL CAP      WADDELL & REED     MICRO-CAP        SMALL CAP      WADDELL & REED
                                                 GROWTH            VALUE           GROWTH            VALUE         CORE EQUITY
                                              --------------   --------------   --------------   --------------   --------------
Units outstanding at
  December 31, 2002 ......................       96,702            81,398           34,697           44,415           11,738
      Contract purchase payments .........       35,751            34,840           15,512           19,482            9,597
      Contract terminations, withdrawal
         payments and charges ............      (21,022)          (15,005)          (6,208)         (16,383)          (2,970)
                                                -------           -------           ------          -------           ------
Units outstanding at
  December 31, 2003 ......................      111,431           101,233           44,001           47,514           18,365
      Contract purchase payments .........       29,453            49,574           14,250           59,932            9,022
      Contract terminations, withdrawal
         payments and charges ............      (14,728)          (10,910)          (9,510)          (9,454)          (4,375)
                                                -------           -------           ------          -------           ------
 Units outstanding at
   December 31, 2004 .....................      126,156           139,897           48,741           97,992           23,012
                                                =======           =======           ======          =======           ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(6) POLICY OWNERS EQUITY

A summary by product and sub-account of net assets, units outstanding, and unit values at December 31, 2004 is as follows:

                                                       ADVANTUS BOND                   ADVANTUS MONEY MARKET
                                              -------------------------------    -------------------------------
                                                 Units                              Units
                                              Outstanding   AUV    Net Assets    Outstanding   AUV    Net Assets
                                              -----------   ----   ----------    -----------   ----   ----------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge       20,181    1.73       34,862     1,731,648    1.34   2,327,320
   Option 2 - 0.25% Variable Account Charge    3,055,407    1.62    4,941,240     1,779,339    1.27   2,266,934
   Option 3 - 0.00% Variable Account Charge   18,881,723    1.30   24,637,149         1,818    1.22       2,210
   Option 4 - 0.10% Variable Account Charge            -       -            -             -       -           -
                                              ----------    ----   ----------     ---------    ----   ---------
                                              21,957,311           29,613,251     3,512,805           4,596,464
                                              ----------    ----   ----------     ---------    ----   ---------

                                                     ADVANTUS INDEX 500           ADVANTUS MORTGAGE SECURITIES
                                              -------------------------------    -------------------------------
                                                 Units                              Units
                                              Outstanding   AUV    Net Assets    Outstanding   AUV    Net Assets
                                              -----------   ----   ----------    -----------   ----   ----------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge    2,673,445    2.41    6,435,233        30,926    1.83      56,711
   Option 2 - 0.25% Variable Account Charge   11,450,137    1.68   19,190,117        76,550    1.70     129,961
   Option 3 - 0.00% Variable Account Charge   10,395,982    1.57   16,363,428             -       -           -
   Option 4 - 0.10% Variable Account Charge            -       -            -             -       -           -
                                              ----------    ----   ----------       -------    ----     -------
                                              24,519,564           41,988,778       107,476             186,672
                                              ----------    ----   ----------       -------    ----     -------

                                              ADVANTUS MATURING GOVERNMENT BOND 2006   ADVANTUS MATURING GOVERNMENT BOND 2010
                                              --------------------------------------   --------------------------------------
                                                 Units                                     Units
                                              Outstanding     AUV      Net Assets      Outstanding     AUV      Net Assets
                                              -----------     ----     ----------      -----------     ----     ----------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge      1,000        1.77        1,772           2,939        2.02       5,937
   Option 2 - 0.25% Variable Account Charge        584        1.69          990          29,072        1.56      45,351
   Option 3 - 0.00% Variable Account Charge          -           -            -               -           -           -
   Option 4 - 0.10% Variable Account Charge          -           -            -               -           -           -
                                                 -----        ----        -----          ------        ----      ------
                                                 1,584                    2,762          32,011                  51,288
                                                 -----        ----        -----          ------        ----      ------

                                                ADVANTUS INTERNATIONAL BOND        ADVANTUS INDEX 400 MID-CAP
                                              -------------------------------    -------------------------------
                                                 Units                              Units
                                              Outstanding   AUV    Net Assets    Outstanding   AUV    Net Assets
                                              -----------   ----   ----------    -----------   ----   ----------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge     10,061      1.57     15,749          45,055    1.78       80,045
   Option 2 - 0.25% Variable Account Charge      5,709      1.64      9,374       3,931,045    2.05    8,078,068
   Option 3 - 0.00% Variable Account Charge          -         -          -       2,968,582    1.70    5,046,114
   Option 4 - 0.10% Variable Account Charge          -         -          -               -       -            -
                                                ------      ----     ------       ---------    ----   ----------
                                                15,770               25,123       6,944,682           13,204,227
                                                ------      ----     ------       ---------    ----   ----------

                                              ADVANTUS REAL ESTATE SECURITIES        FIDELITY VIP CONTRAFUND
                                              -------------------------------    -------------------------------
                                                 Units                              Units
                                              Outstanding   AUV    Net Assets    Outstanding   AUV    Net Assets
                                              -----------   ----   ----------    -----------   ----   ----------
Variable Universal Life Account
   Option 1 - 0.50% Variable Account Charge       4,090     1.80       7,368         91,425    2.37      216,249
   Option 2 - 0.25% Variable Account Charge     163,200     1.81     295,979      2,009,309    2.12    4,257,178
   Option 3 - 0.00% Variable Account Charge         504     1.83         921              -       -            -
   Option 4 - 0.10% Variable Account Charge         500     1.82         912              -       -            -
                                                -------     ----     -------      ---------    ----    ---------
                                                168,294              305,180      2,100,734            4,473,427
                                                -------     ----     -------      ---------    ----    ---------

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(6) POLICY OWNERS EQUITY - CONTINUED


                                                     FIDELITY VIP GROWTH & INCOME            FIDELITY VIP EQUITY-INCOME
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -     118,245       1.93        228,538
      Option 2 - 0.25% Variable Account Charge    1,065,788     1.01       1,078,662     650,660       1.81      1,177,149
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                  ---------     ----       ---------     -------       ----      ---------
                                                  1,065,788                1,078,662     768,905                 1,405,687
                                                  ---------     ----       ---------     -------       ----      ---------

                                                       FIDELITY VIP HIGH INCOME              FIDELITY VIP ASSET MANAGER
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge       86,155     1.23        106,181            -          -              -
      Option 2 - 0.25% Variable Account Charge      747,307     1.17        870,966      425,553       1.05        448,907
      Option 3 - 0.00% Variable Account Charge            -        -              -            -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -              -            -          -              -
                                                    -------     ----        -------      -------       ----        -------
                                                    833,462                 977,147      425,553                   448,907
                                                    -------     ----        -------      -------       ----        -------

                                                   FIDELITY VIP ASSET MANAGER GROWTH           FIDELITY VIP BALANCED
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -         -              -           -          -              -
      Option 2 - 0.25% Variable Account Charge    1,014,583      0.92        934,092     306,357       1.09        335,243
      Option 3 - 0.00% Variable Account Charge            -         -              -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -         -              -           -          -              -
                                                  ---------      ----        -------     -------       ----        -------
                                                  1,014,583                  934,092     306,357                   335,243
                                                  ---------      ----        -------     -------       ----        -------

                                                          FIDELITY VIP GROWTH            FIDELITY VIP GROWTH OPPORTUNITIES
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -         -              -           -          -              -
      Option 2 - 0.25% Variable Account Charge    6,739,200      0.70      4,724,414   1,435,366       0.83      1,191,393
      Option 3 - 0.00% Variable Account Charge            -         -              -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -         -              -           -          -              -
                                                  ---------      ----      ---------   ---------       ----      ---------
                                                  6,739,200                4,724,414   1,435,366                 1,191,393
                                                  ---------      ----      ---------   ---------       ----      ---------

                                                        FIDELITY VIP INDEX 500           FIDELITY VIP INVESTMENT GRADE BOND
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -           -          -              -
      Option 2 - 0.25% Variable Account Charge    2,157,302     0.90       1,944,806     398,365       1.43        570,917
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                  ---------     ----       ---------     -------       ----        -------
                                                  2,157,302                1,944,806     398,365                   570,917
                                                  ---------     ----       ---------     -------       ----        -------

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(6) POLICY OWNERS EQUITY - CONTINUED

                                                         FIDELITY VIP MID-CAP                FIDELITY VIP MONEY MARKET
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -           -          -              -
      Option 2 - 0.25% Variable Account Charge    3,119,269     1.78       5,560,298     404,124       1.12        450,889
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                  ---------     ----       ---------     -------       ----        -------
                                                  3,119,269                5,560,298     404,124                   450,889
                                                  ---------     ----       ---------     -------       ----        -------

                                                         FIDELITY VIP OVERSEAS             FIDELITY VIP AGGRESSIVE GROWTH
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -           -          -              -
      Option 2 - 0.25% Variable Account Charge    3,437,349     0.87       3,003,855     163,380       0.90        147,069
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                  ---------     ----       ---------     -------       ----        -------
                                                  3,437,349                3,003,855     163,380                   147,069
                                                  ---------     ----       ---------     -------       ----        -------

                                                     FIDELITY VIP DYNAMIC CAPITAL
                                                            APPRECIATION                        FIDELITY VIP VALUE
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -           -          -              -
      Option 2 - 0.25% Variable Account Charge      119,481     0.93         111,629      93,594       1.24        115,928
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                    -------     ----         -------      ------       ----        -------
                                                    119,481                  111,629      93,594                   115,928
                                                    -------     ----         -------      ------       ----        -------

                                                      FIDELITY VIP VALUE STRATEGY           FIDELITY VIP GROWTH STOCK
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -           -          -              -
      Option 2 - 0.25% Variable Account Charge      122,585     1.34         164,858      16,294       1.25         20,442
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                    -------     ----         -------      ------       ----         ------
                                                    122,585                  164,858      16,294                    20,442
                                                    -------     ----         -------      ------       ----         ------

                                                       FIDELITY VIP REAL ESTATE           JANUS ASPEN CAPITAL APPRECIATION
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge            -        -               -      65,858       0.67         44,260
      Option 2 - 0.25% Variable Account Charge       87,256     1.69         147,252       4,179       0.72          2,987
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                     ------     ----         -------      ------       ----         ------
                                                     87,256                  147,252      70,037                    47,247
                                                     ------     ----         -------      ------       ----         ------

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

(6) POLICY OWNERS EQUITY - CONTINUED

                                                      JANUS INTERNATIONAL GROWTH             LORD ABBETT MID CAP VALUE
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge       59,904     0.61          36,252           -          -              -
      Option 2 - 0.25% Variable Account Charge       20,026     0.66          13,212     500,048       1.14        572,154
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                     ------     ----          ------     -------       ----        -------
                                                     79,930                   49,464     500,048                   572,154
                                                     ------     ----          ------     -------       ----        -------

                                                        WADDELL & REED BALANCED                WADDELL & REED GROWTH
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge       50,853     1.86          94,515     215,043       1.59        340,853
      Option 2 - 0.25% Variable Account Charge       59,019     1.51          89,352      19,530       1.24         24,246
      Option 3 - 0.00% Variable Account Charge    7,552,689     1.07       8,102,082   2,953,969       0.67      1,989,461
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                  ---------     ----       ---------   ---------       ----      ---------
                                                  7,662,561                8,285,949   3,188,542                 2,354,560
                                                  ---------     ----       ---------   ---------       ----      ---------

                                                   WADDELL & REED INTERNATIONAL II        WADDELL & REED SMALL CAP GROWTH
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge       85,944     2.30         197,709     113,181       1.71        193,356
      Option 2 - 0.25% Variable Account Charge       34,865     1.87          65,087      12,975       1.37         17,823
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                    -------     ----         -------     -------       ----        -------
                                                    120,809                  262,796     126,156                   211,179
                                                    -------     ----         -------     -------       ----        -------

                                                         WADDELL & REED VALUE             WADDELL & REED MICRO-CAP GROWTH
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge       50,670     1.95          99,042      41,239       1.65         68,135
      Option 2 - 0.25% Variable Account Charge       89,227     1.27         113,249       7,502       1.76         13,181
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                    -------     ----         -------      ------       ----         ------
                                                    139,897                  212,291      48,741                    81,316
                                                    -------     ----         -------      ------       ----         ------

                                                    WADDELL & REED SMALL CAP VALUE           WADDELL & REED CORE EQUITY
                                                 ------------------------------------  --------------------------------------
                                                    Units                                 Units
                                                 Outstanding     AUV      Net Assets   Outstanding     AUV       Net Assets
                                                 -----------  ---------  ------------  -----------  ---------  --------------
Variable Universal Life Account
      Option 1 - 0.50% Variable Account Charge       60,056     1.72         103,118      15,914       0.94         14,883
      Option 2 - 0.25% Variable Account Charge       37,936     1.86          70,598       7,098       0.84          5,982
      Option 3 - 0.00% Variable Account Charge            -        -               -           -          -              -
      Option 4 - 0.10% Variable Account Charge            -        -               -           -          -              -
                                                     ------     ----         -------      ------       ----         ------
                                                     97,992                  173,716      23,012                    20,865
                                                     ------     ----         -------      ------       ----         ------

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total returns for variable universal life policies for the periods ended December 31, 2004, 2003, 2002 and 2001 is as follows:

                                                  At December 31                         For the years ended December 31
                                  --------------------------------------------- --------------------------------------------------
                                     Units    Unit Fair Value lowest             Investment    Expense Ratio**   Total Return***
                                  Outstanding        to highest      Net Assets Income Ratio* lowest to highest lowest to highest
                                  ----------- ---------------------- ---------- ------------- ----------------- ------------------
Advantus Bond
     2004                          21,957,311      1.30 to 1.73      29,613,251      0.00%      0.00% to 0.50%      4.45% to 4.98%
     2003                          21,962,902      1.24 to 1.65      28,126,839      0.00%      0.00% to 0.50%      4.82% to 5.35%
     2002                          22,430,376      1.18 to 1.58      27,238,896      0.00%      0.00% to 0.50%     9.95% to 10.50%
     2001                          20,483,704      1.07 to 1.44      21,900,003     10.97%      0.00% to 0.50%      6.77% to 7.63%

Advantus Money Market
     2004                           3,512,805      1.22 to 1.34       4,596,464      0.75%      0.00% to 0.50%      0.25% to 0.75%
     2003                           3,573,071      1.21 to 1.34       4,661,417      1.72%      0.00% to 0.50%      0.11% to 0.61%
     2002                           3,610,749      1.26 to 1.34       4,701,321      1.25%      0.25% to 0.50%      0.77% to 1.03%
     2001                           2,140,980      1.25 to 1.33       2,830,617      3.66%      0.25% to 0.50%      3.27% to 3.53%

Advantus Index 500
     2004                          24,519,564      1.57 to 2.41      41,988,778      0.00%      0.00% to 0.50%     9.84% to 10.39%
     2003                          21,585,879      1.43 to 2.19      33,803,250      0.00%      0.00% to 0.50%    27.41% to 28.05%
     2002                          18,888,798      1.11 to 1.72      23,166,231      0.00%      0.00% to 0.50%  -22.75% to -22.36%
     2001                          11,990,449      1.43 to 2.23      19,147,085      0.94%      0.00% to 0.50%  -12.69% to -12.25%

Advantus Mortgage Securities
     2004                             107,476      1.70 to 1.83         186,672      0.00%      0.25% to 0.50%      4.29% to 4.55%
     2003                              29,214      1.62 to 1.76          50,994      0.00%      0.25% to 0.50%      3.64% to 3.89%
     2002                              23,705      1.56 to 1.70          40,043      0.00%      0.25% to 0.50%      9.11% to 9.39%
     2001                              23,481      1.43 to 1.56          35,839     15.14%      0.25% to 0.50%      8.43% to 8.70%

Advantus Maturing Government
Bond 2006
     2004                               1,584      1.69 to 1.77           2,762      0.00%      0.25% to 0.50%      -.38% to -.13%
     2003                               1,584      1.69 to 1.78           2,770      0.00%      0.25% to 0.50%     1.44% to 69.39%
     2002                               1,000          1.76               1,756      0.00%           0.50%             12.43%
     2001                               1,000          1.56               1,563      5.05%           0.50%              7.54%

Advantus Maturing Government
Bond 2010
     2004                              32,011      1.56 to 2.02          51,288      0.00%      0.25% to 0.50%      2.80% to 3.05%
     2003                               3,954      1.51 to 1.97           7,183      0.00%      0.25% to 0.50%      2.24% to 2.50%
     2002                               2,324          1.92               4,467      0.07%           0.50%             18.26%
     2001                               2,145          1.63               3,486     10.39%           0.50%              4.44%

Advantus International Bond
     2004                              15,770      1.57 to 1.64          25,123      0.00%      0.25% to 0.50%    10.88% to 11.15%
     2003                              13,254      1.41 to 1.48          18,997      0.00%      0.25% to 0.50%    19.65% to 19.95%
     2002                               6,516          1.18               7,688      0.26%           0.50%             17.36%
     2001                               4,973          1.01               5,004      1.90%           0.50%             -2.00%

Advantus Index 400 Mid-Cap
     2004                           6,944,682      1.70 to 2.05      13,204,227      0.00%      0.00% to 0.50%    15.15% to 15.73%
     2003                           6,594,098      1.47 to 1.78      10,771,947      0.00%      0.00% to 0.50%    33.92% to 34.59%
     2002                           6,337,050      1.09 to 1.33       7,643,102      0.00%      0.00% to 0.50%  -15.46% to -15.03%
     2001                           3,432,132      1.28 to 1.56       4,429,031      0.87%      0.00% to 0.50%    -1.56% to -1.07%

Advantus Real Estate Securities
     2004                             168,294      1.80 to 1.83         305,180      0.00%      0.00% to 0.50%    34.85% to 35.52%
     2003                               6,490      1.34 to 1.35           8,706      0.00%      0.00% to 0.50%    41.50% to 42.21%
     2002                               6,821      0.94 to 0.95           6,444      0.00%      0.00% to 0.50%    -5.58% to -5.27%
     2001                                   -                 -               -         -                   -                   -

Fidelity VIP Contrafund
     2004                           2,100,734      2.12 to 2.37       4,473,427      0.33%      0.25% to 0.50%    14.90% to 15.19%
     2003                           2,161,705      1.84 to 2.06       3,995,908      0.89%      0.25% to 0.50%    27.82% to 28.14%
     2002                           2,074,921      1.44 to 1.61       2,993,688      0.80%      0.25% to 0.50%    -9.80% to -9.58%
     2001                           2,150,390      1.59 to 1.79       3,429,625      0.00%      0.25% to 0.50%  -12.68% to -12.46%

Fidelity VIP Growth & Income
     2004                           1,065,788          1.01           1,078,662      0.86%           0.25%              5.53%
     2003                           1,083,212          0.96           1,038,819      1.11%           0.25%             23.47%
     2002                             994,261          0.78             772,293      1.31%           0.25%            -16.82%
     2001                             978,238          0.93             913,513      0.00%           0.25%             -8.98%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS - CONTINUED

                                                  At December 31                        For the years ended December 31
                                  --------------------------------------------- --------------------------------------------------
                                     Units    Unit Fair Value lowest             Investment    Expense Ratio**   Total Return***
                                  Outstanding        to highest      Net Assets Income Ratio* lowest to highest lowest to highest
                                  ----------- ---------------------- ---------- ------------- ----------------- ------------------
Fidelity VIP Equity-Income
     2004                            768,905       1.81 to 1.93       1,405,687      1.40%      0.25% to 0.50%    10.97% to 11.25%
     2003                            714,841       1.63 to 1.74       1,175,502      3.43%      0.25% to 0.50%    29.68% to 30.01%
     2002                            714,705       1.25 to 1.34         903,353      3.84%      0.25% to 0.50%  -17.36% to -17.15%
     2001                            857,008       1.51 to 1.63       1,304,501      0.00%      0.25% to 0.50%    -5.43% to -5.19%

Fidelity VIP High Income
     2004                            833,462       1.17 to 1.23         977,147      8.44%      0.25% to 0.50%      9.05% to 9.32%
     2003                            837,271       1.07 to 1.13         897,929     13.34%      0.25% to 0.50%    26.63% to 26.95%
     2002                            672,853       0.84 to 0.89         569,238     10.02%      0.25% to 0.50%      2.93% to 3.19%
     2001                            621,474       0.81 to 0.87         509,736      0.00%      0.25% to 0.50%  -12.17% to -11.95%

Fidelity VIP Asset Manager
     2004                            425,553           1.05             448,907      2.85%           0.25%             5.20%
     2003                            433,054           1.00             434,213      3.41%           0.25%            17.68%
     2002                            420,813           0.85             358,542      3.81%           0.25%            -8.96%
     2001                            404,774           0.94             378,800      0.00%           0.25%            -4.33%

Fidelity VIP Asset Manager
Growth
     2004                          1,014,583           0.92             934,092      2.20%           0.25%             5.72%
     2003                            983,582           0.87             856,568      2.93%           0.25%            23.03%
     2002                          1,027,843           0.71             727,561      3.81%           0.25%           -15.74%
     2001                          1,045,013           0.84             877,863      0.00%           0.25%            -7.62%

Fidelity VIP Balanced
     2004                            306,357           1.09             335,243      1.91%           0.25%             5.21%
     2003                            280,595           1.04             291,849      2.59%           0.25%            17.43%
     2002                            228,755           0.89             202,612      2.80%           0.25%            -8.95%
     2001                            195,621           0.97             190,288      0.00%           0.25%            -1.82%

Fidelity VIP Growth
     2004                          6,739,200           0.70           4,724,414      0.26%           0.25%             3.12%
     2003                          6,876,195           0.68           4,674,595      0.26%           0.25%            32.52%
     2002                          6,918,697           0.51           3,549,340      0.24%           0.25%           -30.28%
     2001                          6,319,965           0.74           4,650,274      0.00%           0.25%           -17.86%

Fidelity VIP Growth
Opportunities
     2004                          1,435,366           0.83           1,191,393      0.52%           0.25%             6.92%
     2003                          1,455,931           0.78           1,130,211      0.73%           0.25%            29.55%
     2002                          1,422,271           0.60             852,256      1.03%           0.25%           -22.04%
     2001                          1,282,667           0.77             985,894      0.00%           0.25%           -14.63%

Fidelity VIP Index 500
     2004                          2,157,302           0.90           1,944,806      1.26%           0.25%            10.34%
     2003                          2,118,305           0.82           1,730,719      1.41%           0.25%            28.09%
     2002                          2,052,758           0.64           1,309,384      1.24%           0.25%           -22.44%
     2001                          1,823,236           0.82           1,499,498      0.00%           0.25%           -12.32%

Fidelity VIP Investment Grade
Bond
     2004                            398,365           1.43             570,917      4.11%           0.25%             4.19%
     2003                            405,238           1.38             557,387      3.65%           0.25%             4.94%
     2002                            432,760           1.31             567,215      3.05%           0.25%            10.07%
     2001                            349,527           1.19             416,218      0.00%           0.25%             8.19%

Fidelity VIP Mid-Cap
     2004                          3,119,269           1.78           5,560,298      0.00%           0.25%            24.61%
     2003                          3,134,526           1.43           4,484,146      0.41%           0.25%            38.29%
     2002                          3,192,834           1.03           3,302,866      0.95%           0.25%           -10.05%
     2001                          3,229,670           1.15           3,714,117      0.00%           0.25%            -3.45%

Fidelity VIP Money Market
     2004                            404,124           1.12             450,889      1.19%           0.25%             0.96%
     2003                            416,294           1.11             460,061      0.99%           0.25%             0.75%
     2002                            410,733           1.10             450,561      1.72%           0.25%             1.47%
     2001                            380,158           1.08             410,990      3.93%           0.25%             3.90%

Fidelity VIP Overseas
     2004                          3,437,349           0.87           3,003,855      1.10%           0.25%            13.35%
     2003                          3,265,344           0.77           2,517,406      0.81%           0.25%            43.01%
     2002                          3,391,848           0.54           1,828,491      0.75%           0.25%           -20.48%
     2001                          3,001,822           0.68           2,034,947      0.00%           0.25%           -21.36%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS - CONTINUED

                                                  At December 31                         For the years ended December 31
                                  --------------------------------------------- --------------------------------------------------
                                     Units    Unit Fair Value lowest             Investment    Expense Ratio**   Total Return***
                                  Outstanding        to highest      Net Assets Income Ratio* lowest to highest lowest to highest
                                  ----------- ---------------------- ---------- ------------- ----------------- ------------------
Fidelity VIP Aggressive Growth
     2004                            163,380          0.90              147,069      0.00%          0.25%              9.98%
     2003                            130,106          0.82              106,491      0.00%          0.25%             30.25%
     2002                            119,950          0.63               75,374      0.00%          0.25%            -26.58%
     2001 (d)                         34,071          0.86               29,162      0.00%          0.25%            -14.41%

Fidelity VIP Dynamic Capital
Appreciation
     2004                            119,481          0.93              111,629      0.00%          0.25%              1.16%
     2003                             48,875          0.92               45,141      0.00%          0.25%             24.95%
     2002                             39,527          0.74               29,217      0.25%          0.25%             -7.28%
     2001 (d)                         15,385          0.80               12,265      0.00%          0.25%            -20.28%

Fidelity VIP Value
     2004                             93,594          1.24              115,928      1.05%          0.25%             10.96%
     2003                             75,935          1.12               84,767      0.65%          0.25%             33.82%
     2002 (c)                         20,399          0.83               17,016      0.21%          0.25%            -16.58%

Fidelity VIP Value Strategy
     2004                            122,585          1.34              164,858      0.00%          0.25%             13.84%
     2003                             79,012          1.18               93,309      0.00%          0.25%             57.51%
     2002 (c)                          6,843          0.75                5,132      0.00%          0.25%            -25.01%

Fidelity VIP Growth Stock
     2004                             16,294          1.25               20,442      0.20%          0.25%              2.05%
     2003 (a)                          9,719          1.23               11,949      0.00%          0.25%             22.92%

Fidelity VIP Real Estate
     2004                             87,256          1.69              147,252      2.71%          0.25%             33.81%
     2003 (a)                         41,812          1.26               52,745      1.26%          0.25%             26.09%

Janus Aspen Capital
Appreciation
     2004                             70,037       0.67 to 0.72          47,247      0.02%      0.25% to 0.50%    17.38% to 17.67%
     2003                             79,995       0.57 to 0.61          45,883      0.51%      0.25% to 0.50%    19.63% to 19.93%
     2002                             59,299       0.48 to 0.51          28,435      0.30%      0.25% to 0.50%  -16.35% to -16.14%
     2001                             99,715       0.57 to 0.61          59,089      0.80%      0.25% to 0.50%  -22.22% to -22.03%

Janus International Growth
     2004                             79,930       0.61 to 0.66          49,464      0.93%      0.25% to 0.50%    18.09% to 18.39%
     2003                             64,807       0.51 to 0.56          33,525      1.70%      0.25% to 0.50%    33.86% to 34.20%
     2002                             39,733       0.38 to 0.42          15,218      0.48%      0.25% to 0.50%  -26.13% to -25.94%
     2001                            195,135       0.52 to 0.56         108,415      0.68%      0.25% to 0.50%  -23.81% to -23.62%

Lord Abbett Mid Cap Value
     2004 (b)                        500,048           1.14             572,154      0.68%          0.25%             14.42%

Waddell & Reed Balanced
     2004                          7,662,561       1.07 to 1.86       8,285,949      1.50%      0.00% to 0.50%      8.39% to 8.94%
     2003                          7,746,971       0.98 to 1.71       7,667,145      1.80%      0.00% to 0.50%    20.45% to 21.05%
     2002                          7,983,640       0.81 to 1.42       6,532,940      0.00%      0.00% to 0.50%    -9.44% to -8.98%
     2001                          8,373,850       0.89 to 1.57       7,579,396      2.06%      0.00% to 0.50%  -14.79% to -10.62%

Waddell & Reed Growth
     2004                          3,188,542       0.67 to 1.59       2,354,560      0.28%      0.00% to 0.50%      2.79% to 3.31%
     2003                          3,254,268       0.65 to 1.54       2,290,385      0.00%      0.00% to 0.50%    24.82% to 25.45%
     2002                          3,367,912       0.52 to 1.24       1,774,566      0.00%      0.00% to 0.50%  -25.44% to -25.81%
     2001                          3,732,874       0.70 to 1.67       4,431,674      0.00%      0.00% to 0.50%  -24.80% to -25.18%

Waddell & Reed International II
     2004                            120,809       1.87 to 2.30         262,796      1.21%      0.25% to 0.50%    22.07% to 22.37%
     2003                             87,003       1.53 to 1.88         159,694      3.58%      0.25% to 0.50%    46.12% to 46.48%
     2002                             79,427       1.04 to 1.29          98,010      0.00%      0.25% to 0.50%  -18.23% to -18.05%
     2001                            190,010       1.27 to 1.58         257,706      4.16%      0.25% to 0.50%  -11.65% to -11.43%

Waddell & Reed Small Cap Growth
     2004                            126,156       1.37 to 1.71         211,179      0.00%      0.25% to 0.50%    13.72% to 14.01%
     2003                            111,431       1.20 to 1.50         164,738      0.00%      0.25% to 0.50%    47.24% to 47.61%
     2002                             96,702       0.82 to 1.02          97,135      0.00%      0.25% to 0.50%  -32.14% to -31.97%
     2001                            238,514       1.20 to 1.50         309,724      0.00%      0.25% to 0.50%   15.12% to -14.91%

Waddell & Reed Value
     2004                            139,897       1.27 to 1.95         212,291      1.21%      0.25% to 0.50%    14.13% to 14.42%
     2003                            101,233       1.11 to 1.71         139,181      1.28%      0.25% to 0.50%    26.42% to 26.74%
     2002                             81,398       0.88 to 1.35          89,255      0.00%      0.25% to 0.50%  -15.74% to -15.53%
     2001                            145,165       1.04 to 1.61         170,274      1.21%      0.25% to 0.50%  -10.90% to -10.68%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS - CONTINUED

                                                  At December 31                        For the years ended December 31
                                  --------------------------------------------- --------------------------------------------------
                                     Units    Unit Fair Value lowest             Investment    Expense Ratio**   Total Return***
                                  Outstanding        to highest      Net Assets Income Ratio* lowest to highest lowest to highest
                                  ----------- ---------------------- ---------- ------------- ----------------- ------------------
Waddell & Reed Micro-Cap Growth
     2004                           48,741         1.65 to 1.76         81,316       0.00%      0.25% to 0.50%      9.50% to 9.78%
     2003                           44,001         1.51 to 1.60         66,781       0.00%      0.25% to 0.50%    53.64% to 54.02%
     2002                           34,697         0.98 to 1.04         34,177       0.00%      0.25% to 0.50%  -43.93% to -43.78%
     2001                           77,451         1.75 to 1.85        140,595       0.00%      0.25% to 0.50%  -11.77% to -11.55%

Waddell & Reed Small Cap Value
     2004                           97,992         1.72 to 1.86        173,716       0.00%      0.25% to 0.50%    14.45% to 14.73%
     2003                           47,514         1.50 to 1.62         71,447       0.00%      0.25% to 0.50%    48.73% to 49.10%
     2002                           44,415         1.01 to 1.09         44,873       0.00%      0.25% to 0.50%  -20.38% to -20.18%
     2001                           44,256         1.27 to 1.36         57,105       0.00%      0.25% to 0.50%    15.01% to 15.30%

Waddell & Reed Core Equity
     2004                           23,012         0.84 to 0.94         20,865       0.74%      0.25% to 0.50%      9.02% to 9.30%
     2003                           18,365         0.77 to 0.86         15,500       2.14%      0.00% to 0.50%    20.73% to 21.03%
     2002                           11,738             0.71              8,341       0.00%           0.50%            -28.50%
     2001                           10,308             0.99             10,215       0.31%           0.50%             -8.20%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

**This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(a) Period from September 22, 2003 (commencement of operations) to December 31, 2003.

(b) Period from July 2, 2004 (commencement of operations) to December 31, 2004.

(c) Period from May 1, 2002 (commencement of operations) to December 31, 2002.

(d) Period from May 1, 2001 (commencement of operations) to December 31, 2001.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2004 and 2003, and the related consolidated statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long- Duration Contracts and for Separate Accounts.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Minneapolis, Minnesota
March 10, 2005

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           Consolidated Balance Sheets
                           December 31, 2004 and 2003
                                 (In thousands)

                                                                                         2004          2003
                                                                                     -----------   -----------
Assets
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $5,213,338 and $4,647,433)   $ 5,472,948   $ 4,941,278
   Equity securities, at fair value (cost $606,225 and $580,495)                         747,277       676,398
   Mortgage loans, net                                                                   810,508       773,479
   Real estate, net                                                                        1,771         1,830
   Finance receivables, net                                                              140,425       127,716
   Policy loans                                                                          270,186       263,508
   Private equity investments (cost $228,338 and $236,197)                               226,631       222,200
   Fixed maturity securities on loan, at fair value
      (amortized cost $1,128,126 and $1,304,233)                                       1,152,143     1,361,128
   Equity securities on loan, at fair value (cost $63,396 and $52,100)                    84,121        68,771
   Other invested assets                                                                  23,306       169,720
                                                                                     -----------   -----------
      Total investments                                                                8,929,316     8,606,028

   Cash and cash equivalents                                                             196,508       222,529
   Securities held as collateral                                                       1,276,761     1,466,354
   Deferred policy acquisition costs                                                     721,055       636,475
   Accrued investment income                                                              85,553        83,461
   Premiums and fees receivable                                                          137,578       137,954
   Property and equipment, net                                                            80,033        82,856
   Reinsurance recoverables                                                              727,129       677,102
   Goodwill and intangible assets, net                                                    23,089            --
   Other assets                                                                           36,653        31,870
   Separate account assets                                                             9,563,176     8,854,022
                                                                                     -----------   -----------
         Total assets                                                                $21,776,851   $20,798,651
                                                                                     ===========   ===========

Liabilities and Stockholder's Equity

Liabilities:

   Policy and contract account balances                                              $ 4,853,594   $ 4,688,655
   Future policy and contract benefits                                                 2,090,802     2,052,276
   Pending policy and contract claims                                                    169,699       160,687
   Other policyholder funds                                                              578,621       557,525
   Policyholder dividends payable                                                         48,301        52,995
   Unearned premiums and fees                                                            212,057       199,767
   Federal income tax liability:
      Current                                                                             24,457        32,429
      Deferred                                                                           198,484       138,964
   Other liabilities                                                                     428,111       497,970
   Notes payable                                                                         125,000       125,000
   Securities lending collateral                                                       1,276,761     1,466,354
   Separate account liabilities                                                        9,563,176     8,809,077
                                                                                     -----------   -----------
      Total liabilities                                                               19,569,063    18,781,699
                                                                                     -----------   -----------

Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      issued and outstanding                                                               5,000         5,000
   Additional paid in capital                                                             61,164         3,000
   Retained earnings                                                                   1,918,603     1,795,285
   Accumulated other comprehensive income                                                223,021       213,667
                                                                                     -----------   -----------
      Total stockholder's equity                                                       2,207,788     2,016,952
                                                                                     -----------   -----------
         Total liabilities and stockholder's equity                                  $21,776,851   $20,798,651
                                                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         Consolidated Statements of Operations and Comprehensive Income
                  Years ended December 31, 2004, 2003 and 2002
                                 (In thousands)

                                                            2004         2003          2002
                                                         ----------   ----------    ----------
Revenues:

   Premiums                                              $1,078,586   $1,005,277    $  900,074
   Policy and contract fees                                 382,048      351,669       355,890
   Net investment income                                    459,612      465,858       499,103
   Net realized investment gains (losses)                    73,862      (48,641)     (137,097)
   Finance charge income                                     37,694       34,148        33,125
   Commission income                                         40,589           --            --
   Other income                                              21,273       18,820        22,777
                                                         ----------   ----------    ----------
      Total revenues                                      2,093,664    1,827,131     1,673,872
                                                         ----------   ----------    ----------

Benefits and expenses:

   Policyholder benefits                                  1,027,760      975,604       849,342
   Interest credited to policies and contracts              280,618      287,018       289,606
   General operating expenses                               389,924      341,552       328,421
   Commissions                                              143,633      108,293       100,912
   Administrative and sponsorship fees                       63,057       68,773        71,166
   Dividends to policyholders                                15,331       17,817        19,162
   Interest on notes payable                                 10,391       11,258        12,758
   Amortization of deferred policy acquisition costs        169,888      166,138       188,662
   Capitalization of policy acquisition costs              (206,061)    (208,620)     (169,437)
                                                         ----------   ----------    ----------
      Total benefits and expenses                         1,894,541    1,767,833     1,690,592
                                                         ----------   ----------    ----------
         Income (loss) from operations before taxes         199,123       59,298       (16,720)

   Federal income tax expense (benefit):
      Current                                                17,445       19,121         3,048
      Deferred                                               42,821       (4,268)      (23,524)
                                                         ----------   ----------    ----------
         Total federal income tax expense (benefit)          60,266       14,853       (20,476)
                                                         ----------   ----------    ----------
            Net income                                   $  138,857   $   44,445    $    3,756
                                                         ==========   ==========    ==========
   Other comprehensive income (loss), net of tax:
      Unrealized gains (losses) on securities, net       $    9,354   $  155,276    $  (44,898)
                                                         ----------   ----------    ----------
      Other comprehensive income (loss), net of tax           9,354      155,276       (44,898)
                                                         ----------   ----------    ----------
            Comprehensive income (loss)                  $  148,211   $  199,721    $  (41,142)
                                                         ==========   ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           Consolidated Statements of Changes in Stockholder's Equity
                  Years ended December 31, 2004, 2003 and 2002
                                 (In thousands)

                                                           2004         2003         2002
                                                        ----------   ----------   ----------
Common stock:
   Total common stock                                   $    5,000   $    5,000   $    5,000
                                                        ==========   ==========   ==========
Additional paid in capital:
   Beginning balance                                    $    3,000   $    3,000   $    3,000
   Contributions                                            58,164           --           --
                                                        ----------   ----------   ----------
      Total additional paid in capital                  $   61,164   $    3,000   $    3,000
                                                        ==========   ==========   ==========
Retained earnings:
   Beginning balance                                    $1,795,285   $1,786,873   $1,821,015
   Net income                                              138,857       44,445        3,756
   Dividends to stockholder                                (15,539)     (36,033)     (37,898)
                                                        ----------   ----------   ----------
      Total retained earnings                           $1,918,603   $1,795,285   $1,786,873
                                                        ==========   ==========   ==========

Accumulated other comprehensive income:
   Beginning balance                                    $  213,667   $   58,391   $  103,289
   Change in unrealized appreciation (depreciation)
      of securities, net                                     9,354      155,276      (44,898)
                                                        ----------   ----------   ----------
      Total accumulated other comprehensive income      $  223,021   $  213,667   $   58,391
                                                        ==========   ==========   ==========

         Total stockholder's equity                     $2,207,788   $2,016,952   $1,853,264
                                                        ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                  Years ended December 31, 2004, 2003 and 2002
                                 (In thousands)

                                                                 2004          2003          2002
                                                             -----------   -----------   -----------
Cash Flows from Operating Activities
Net income                                                   $   138,857   $    44,445   $     3,756
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Interest credited to annuity and insurance contracts       248,103       249,128       251,828
      Fees deducted from policy and contract balances           (352,028)     (327,631)     (319,227)
      Change in future policy benefits                            41,572        30,013       153,061
      Change in other policyholder liabilities, net                9,006        35,834       (35,323)
      Amortization of deferred policy acquisition costs          169,888       166,138       188,662
      Capitalization of policy acquisition costs                (206,061)     (208,620)     (169,437)
      Change in premiums and fees receivable                         375       (12,530)       (6,689)
      Deferred tax provision                                      42,821        (4,268)      (23,524)
      Change in federal income tax liabilities - current          (7,972)       16,009       (16,929)
      Net realized investment losses (gains)                     (73,862)       48,641       137,097
      Change in reinsurance recoverables                         (50,027)      (30,147)      (22,515)
      Other, net                                                  90,532       137,729        14,973
                                                             -----------   -----------   -----------
         Net cash provided by operating activities                51,204       144,741       155,733
                                                             -----------   -----------   -----------
Cash Flows from Investing Activities
Proceeds from sales of:
   Fixed maturity securities, available-for-sale               1,538,904     1,658,859     2,046,691
   Equity securities                                             537,399       429,470       378,452
   Mortgage loans                                                  3,239            --            --
   Real estate                                                     1,276        11,255         3,301
   Private equity investments                                     63,623        23,703        11,583
   Other invested assets                                          23,619         1,729        12,343
Proceeds from maturities and repayments of:
   Fixed maturity securities, available-for-sale               1,262,636     1,170,516       601,211
   Mortgage loans                                                 79,356        81,056        50,370
Purchases and originations of:
   Fixed maturity securities, available-for-sale              (3,077,269)   (3,281,851)   (2,898,144)
   Equity securities                                            (477,434)     (462,070)     (377,641)
   Mortgage loans                                               (119,806)      (86,931)      (78,011)
   Real estate                                                    (1,324)         (737)           --
   Private equity investments                                    (51,265)      (31,519)      (42,639)
   Other invested assets                                         (21,779)       (4,319)       (2,866)
Finance receivable originations or purchases                    (109,989)      (91,674)      (82,141)
Finance receivable principal payments                             89,283        77,154        78,266
Securities in transit                                           (109,734)       95,821       (39,632)
Other, net                                                       (23,196)      (22,760)      (14,346)
                                                             -----------   -----------   -----------
         Net cash used for investing activities                 (392,461)     (432,298)     (353,203)
                                                             -----------   -----------   -----------
Cash Flows from Financing Activities
Deposits credited to annuity and insurance contracts           1,814,146     1,626,707     1,434,456
Withdrawals from annuity and insurance contracts              (1,546,611)   (1,263,337)   (1,188,125)
Payments on debt                                                      --       (12,000)      (22,000)
Contributed capital                                               55,000            --            --
Dividends paid to stockholder                                         --       (22,000)      (78,586)
Other, net                                                        (7,299)        2,714          (363)
                                                             -----------   -----------   -----------
         Net cash provided by financing activities               315,236       332,084       145,382
                                                             -----------   -----------   -----------
Net (decrease) increase in cash and cash equivalents             (26,021)       44,527       (52,088)
Cash and cash equivalents, beginning of year                     222,529       178,002       230,090
                                                             -----------   -----------   -----------
Cash and cash equivalents, end of year                       $   196,508   $   222,529   $   178,002
                                                             ===========   ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                        December 31, 2004, 2003 and 2002

(1)  Nature of Operations

     Organization and Description of Business

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Northstar Life Insurance Company, and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Services. Revenues, including net realized investment gains and losses, in 2004 for these business units were $598,650,000, $270,687,000, $888,030,000 and
     $197,468,000, respectively. Revenues in 2003 for these strategic business units were $589,782,000, $258,798,000, $805,084,000, and $187,440,000,
     respectively. Revenues in 2002 for these strategic business units were $620,370,000, $287,073,000, $672,316,000, and $188,626,000, respectively.
     Additional revenues, including the majority of net realized investment gains and losses, reported by the Company's subsidiaries and corporate product line for the years ended December 31, 2004, 2003 and 2002, were $138,829,000, ($13,973,000) and ($94,513,000), respectively.

     The Company serves over eight million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     During 2004, the Company's majority-owned subsidiary, MIMLIC Life Insurance Company, was dissolved.

     On June 1, 2004, the Company purchased Allied Solutions, LLC and Subsidiary (Allied). See note 13 for further explanation of this transaction.

     Effective July 1, 2003, Personal Finance Company converted from a C corporation into a limited liability company and its name was changed to Personal Finance Company LLC.

     On April 1, 2003, ownership of Securian Life Insurance Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2003, ownership of Securian Casualty Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

(2)  Summary of Significant Accounting Policies

     Basis of Presentation

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of the Minnesota Life Insurance Company and its subsidiaries. The results of Allied are reported on a month lag, which is not considered to be material to the consolidated results of operations or financial position of the Company. All material intercompany transactions and balances have been eliminated.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Basis of Presentation (Continued)

     The Company's insurance operations, domiciled in the states of Minnesota and New York, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the National Association of Insurance Commissioners accounting practices. See note 19 for discussion of statutory dividend limitations.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, impairment losses on investments, valuation allowances for mortgage loans on real estate, federal income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     Insurance Revenues and Expenses

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that are not yet paid are included in premiums and fees receivables on the consolidated balance sheets.

     Certain nontraditional life products, specifically individual adjustable and variable life insurance policies, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Commission Revenue

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition testing at least annually.

     For traditional life, accident and health and group life products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC are amortized with interest over the expected lives of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account performance, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience. For future separate account performance, the Company utilizes a mean reversion process. The Company's future long-term yield assumption changed from 9% to 8% at December 31, 2004. This change was a result of a change in management's best estimate regarding future long-term separate account performance. Factors regarding economic outlook as reviewed by a third party and internal investment experts, and management's current view of the capital markets were considered in developing management's best estimate of the long-term assumption. The Company's policy regarding the reversion to the mean process assumes a five-year reversion period during which a modified yield assumption is projected for the next five years after the valuation date. This modified yield assumption is calculated such that, when combined with the actual yields from January 1, 2001 through the valuation date, the total yield from January 1, 2001 through the end of the five-year reversion period is equal to the long-term assumption. This modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

     Changes in actuarial assumptions can have a significant impact on the amount of DAC reported for nontraditional life and deferred annuities, and the related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised to reflect management's best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the consolidated statements of operations. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 17.

     Software Capitalization

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized cost of $26,183,000 and $26,032,000 as of December 31, 2004 and 2003, respectively, and amortized software expense of $8,356,000, $7,838,000 and $8,227,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Finance Charge Income and Receivables

     Finance charge income, arising from the Company's consumer finance operations, includes earned finance charges, interest, and fees on finance receivables. Accrued and uncollected finance charges, interest, and fees are included in finance receivables in the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or less late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when based upon current information and events it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. It is the Company's general policy to charge-off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     Valuation of Investments and Net Investment Income

     Fixed maturity securities, which may be sold prior to maturity, including fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. The Company recognizes the excess of all cash flows attributable to its beneficial interest in asset-backed securities, including all interest only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date over the initial investment as interest income over the life of the Company's beneficial interest using the effective yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker dealer survey values or internal estimates.

     Marketable equity securities (common stocks, preferred stocks and equity securities on loan) are classified as available-for-sale and are carried at fair value. Mutual funds in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments and Net Investment Income (Continued)

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. Impairments are determined by specific identification. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to stockholders' equity of the investee are recorded, based on the Company's ownership share, as an adjustment to the amount invested and as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities are based on quoted market prices where available. Fair values of marketable equity securities and embedded derivatives are based on quoted market prices. Fair values of private equity investments are obtained from the financial statement valuations of the underlying fund or independent broker bids. For fixed maturity securities not based on quoted market prices (generally private placement securities and securities that do not trade regularly) an internally developed pricing model using a commercial software application is most often used. The internally developed pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities for which quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained from the trustee of the related security. As of December 31, 2004, 79.3% of the fair values of fixed maturity securities were obtained from quoted market prices, 19.8% from the internal methods described above and .9% from other sources, primarily broker bids.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses.

     The Company recognizes interest income as earned and recognizes dividend income on equity securities upon the declaration of the dividend.

     For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     Policy loans are carried at the unpaid principal balance.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments and Net Investment Income (Continued)

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable, is recorded in other liabilities on the consolidated balance sheets, and is discussed in detail in note 12. The use of the restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter. The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $13,008,000 and $0 at December 31, 2004 and 2003, respectively.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were lower than the current effective portfolio rate.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by any charge-off. The interest rates on the receivables outstanding at December 31, 2004 and 2003 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2004 and 2003 approximate the fair value at that date.

     Credit Risk

     Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Credit Risk (Continued)

     During 2003, the Company exchanged its affiliated investment advisor's mutual funds for shares of Waddell and Reed Ivy Investment Co. funds due to the sale of the equity advisory business by its affiliated investment advisor. For 2003, the investments continued to be invested across the same eight well-diversified investment strategies employed by the former affiliated funds. The fair value of these funds at December 31, 2003 was $172,424,000. During 2004, four of these funds were liquidated while the remaining four funds continue to be managed using the same diversification strategy and had a fair value at December 31, 2004 of $93,297,000.

     Derivative Financial Instruments

     The Company holds derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in interest rates. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

     In the normal course of business, the Company held one derivative in the form of an equity swap which matured in August 2003. The purpose of this swap was to hedge the fair value of equity-linked instruments to equity market movements. This swap was a customized derivative that was embedded directly with the underlying equity-linked fixed maturity security and could not be unwound separately from the fixed maturity security. Equity swaps are considered to be fair value hedges and were entered into only for the purpose of hedging such risks, not for speculation. The change in fair value of this swap was offset to net realized capital losses by changes in the fair value of the item being hedged. As of December 31, 2004 and 2003, the Company had no equity swap positions.

     The Company uses short-duration spot contracts to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolio. The contracts had an immaterial impact on the Company's current year consolidated operating results.

     The Company reclassified certain mortgage dollar roll securities from fixed maturity and equity securities classified as available-for-sale as of December 31, 2004 and 2003, in the amount of $2,926,000 and $114,809,000, respectively, to other invested assets. As of December 31, 2004 and 2003, the change in fair value of these securities included in realized capital gains (losses) was $1,013,000 and ($1,007,000), respectively.

     Realized and Unrealized Gains and Losses

     The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments.

     Under the Company's accounting policy for debt and equity securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time. For debt securities, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased benefit interest to fair value.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Realized and Unrealized Gains and Losses (Continued)

     For other debt and equity securities, an other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including but not limited to, the current fair value as compared to the amortized cost of the security, specific credit issues such as collateral, and financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Available-for-sale equity securities which have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information and the manager's intent to hold the stock. Mutual funds are reviewed analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the intent to hold the investment. All other available-for-sale equity securities with significant unrealized losses are also reviewed on the same basis for impairment. Private equity securities which have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary charge.

     Other-than-temporary impairments are recorded to bring the cost of the investment down to the fair market value. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2004 and 2003.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     Total other-than-temporary write-downs for fixed maturity securities for the years ended December 31, 2004, 2003 and 2002 respectively were $6,684,000, $34,632,000 and $53,299,000, respectively.

     Total other-than-temporary write-downs for marketable equity securities for the years ended December 31, 2004, 2003 and 2002 were $1,728,000, $13,157,000 and $5,314,000 respectively. An additional $23,427,000 and
     $40,300,000 of other than temporary write-downs for marketable equity securities were recorded on securities that were subsequently sold during 2003 and 2002, respectively.

     Total other-than-temporary write-downs for private equity investments for the years ended December 31, 2004, 2003 and 2002 were $13,863,000, $57,480,000 and $51,410,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Securities Lending

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company. The income from these investments is recorded in net investment income and was $1,762,000, $2,378,000, and $1,413,000 for the
     years ended December 31, 2004, 2003, and 2002, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2004 and 2003 were $1,236,264,000 and $1,429,899,000, respectively. As of December
     31, 2004 and 2003, the collateral associated with securities lending was $1,276,761,000 and $1,466,354,000, respectively.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively.

     Although the Company's securities lending program involves certain credit risk, the Company believes that the high quality of the collateral received (primarily commercial paper and money market instruments) and the Company's monitoring policies and procedures mitigate the likelihood of material losses under these arrangements.

     Property and Equipment

     Property and equipment are carried at cost, net of accumulated depreciation of $179,776,000 and $170,390,000 at December 31, 2004 and 2003,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2004, 2003, and 2002, was $12,427,000,
     $11,855,000, and $12,085,000, respectively. Effective January 1, 2002, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 144 (FAS 144), Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting standards for the impairment and disposal of long-lived assets for fiscal years beginning after December 15, 2001. The Company determined that there were no material impacts to the consolidated statements of operations or financial position due to the adoption and subsequent application of FAS 144.

     Goodwill and Other Intangible Assets

     In accordance with FASB Statement No. 142 (FAS 142), Goodwill and Other Intangible Assets, the Company does not amortize goodwill. The Company tests goodwill, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Goodwill and Other Intangible Assets (Continued)

     The Company also evaluates the recoverability of other intangible assets with an indefinite useful life whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. Intangible assets with a finite useful life are amortized over their useful lives on a straight-line basis.

     Separate Accounts

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These assets and liabilities are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the fair value of the investments held in the segregated funds. The investment income and gains and losses of these accounts accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected in the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.

     The Company periodically invests money in its separate accounts. The fair value of such investments, included with separate account assets at December 31, 2003 was $44,945,000. At December 31, 2004, the fair value of these investments was $49,445,000 and included with equity securities as required by Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1).

     Sales Inducements

     The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company's sales inducement credits the policyholder with a higher interest rate than the normal general account interest rate for the first policy year. Changes in deferred sales inducements for the period ended December 31 were as follows:

     in thousands                   2004
     ------------                   ----
     Balance at beginning of year   $ --
     Capitalization                  261
     Amortization                    (11)
                                    ----
     Balance at end of year         $250
                                    ====

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reinsurance

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     Policyholder Liabilities

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Entities. When estimating the expected gross margins for traditional life products as of December 31, 2004, the Company has assumed an average rate of investment yields ranging from 4.69% to 4.95%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as described in note 17.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     Participating Business

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2004 and 2003, the total participating business in force was $1,310,550,000 and $1,199,752,000, respectively. As a percentage of total life insurance in force, participating business in force represents .3% at December 31, 2004 and 2003.

     Income Taxes

     The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Income Taxes (Continued)

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     New Pronouncements

     In December 2004, the FASB issued Statement No. 153, (FAS 153), Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 153.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law on December 8, 2003. In accordance with FASB Staff Position (FSP) FAS 106-1, Accounting and Disclosure Requirements Related to The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (FSP FAS 106-1), issued in January 2004, the Company elected to defer accounting for the effects of the Act until the FASB issued guidance on how to account for the provisions of the Act. In May 2004, the FASB issued FSP FAS 106-2, Accounting and Disclosure Requirements Related to The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (FSP FAS 106-2), which superseded FSP FAS 106-1 and provided guidance on accounting and disclosures related to the Act.

     The Company has concluded that prescription drug benefits available under its postretirement plans to some or all participants for some or all future years are at least actuarially equivalent to Medicare Part D, and thus qualify for the subsidy under the Act. The Company has estimated the expected subsidy that will reduce the Company's share of the cost and has reflected that in its postretirement plan costs and obligations.

     The effect of the Act to the Company is a $7,750,000 reduction of the accumulated postretirement benefit obligation as of December 31, 2004 and a $1,151,000 reduction in the net periodic postretirement benefit cost for 2004.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     New Pronouncements (Continued)

     In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1), which was issued on October 23, 2003. The Company revised its method of calculating the impairment of securities based on this additional guidance. Other-than-temporary impairments reduce the value of the investment to fair value.

     On September 8, 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, which delayed the effectiveness of the related paragraphs in EITF 03-1, with the exception of certain disclosure requirements. The delay had no impact on the Company's consolidated financial position or results of operations.

     In June 2004, the FASB issued FSP 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (FAS 97), Permit or Require Accrual of an Unearned Revenue Liability (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in FAS 97 to situations in which profits are expected to be followed by losses. Although SOP 03-1 requires URR in certain situations where profits are followed by losses, it does not restrict the calculation of URR to only those situations. The adoption of FSP FAS 97-1 had no material impact to the consolidated results of operations or financial position of the Company.

     Effective January 1, 2004, the Company adopted SOP 03-1. This statement provides guidance on the classification, valuation and accounting for nontraditional long-duration contract liabilities, the accounting for contracts with guaranteed minimum death benefits (GMDB), the accounting for sales inducements, and separate account presentation and valuation. SOP 03-1 requires companies to evaluate the significance of a GMDB to determine whether a contract should be accounted for as an investment or insurance contract. At adoption, the Company reclassified $44,945,000 of ownership in its own separate accounts from separate account assets to equity securities. The Company also has recorded certain market value adjusted ("MVA") fixed annuity products and investment options on variable annuities as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature, all of the investment performance of the separate account assets is not being passed to the contractholder, and it therefore does not meet the conditions for separate account reporting under the SOP. On January 1, 2004, market value reserves included in separate account liabilities of $37,979,000 were revalued at current account value in the general account to $37,552,000. The related separate account assets of $38,912,000 were also reclassified to the general account. Since adoption of the SOP, the components of the spread on a book value basis are recorded in interest income and interest credited. Realized gains and losses on investments and market value adjustments on contract surrenders are recognized as incurred. The adoption of SOP 03-1 had no material impact to the consolidated results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), Employers' Disclosures about Pensions and Other Post Retirement Benefits, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The adoption of FAS 132 on January 1, 2004, did not have a material impact on the consolidated results of operations or financial position of the Company.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reclassification

     Certain 2003 and 2002 financial statement balances have been reclassified to conform to the 2004 presentation.

(3)  Investments

     Net investment income for the years ended December 31 was as follows:

     in thousands                                       2004       2003       2002
     ------------                                     --------   --------   --------
     Fixed maturity securities                        $367,978   $370,208   $398,491
     Equity securities                                  14,368     17,615     24,620
     Mortgage loans                                     62,182     61,404     58,791
     Real estate                                            29      1,543      1,285
     Policy loans                                       19,843     19,517     19,360
     Cash equivalents                                    2,233      2,216      3,384
     Private equity investments                          4,909      1,853      3,277
     Other invested assets                               3,305      5,357      3,019
                                                      --------   --------   --------
        Gross investment income                        474,847    479,713    512,227
     Investment expenses                               (15,235)   (13,855)   (13,124)
                                                      --------   --------   --------
        Total                                         $459,612   $465,858   $499,103
                                                      ========   ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

     in thousands                                      2004       2003        2002
     ------------                                    --------   --------   ---------
     Fixed maturity securities                       $  9,712   $(19,499)  $ (26,162)
     Equity securities                                 64,029     25,572     (64,038)
     Mortgage loans                                      (242)      (376)      1,509
     Real estate                                          (33)     4,490          (1)
     Private equity investments                        11,571    (54,224)    (48,395)
     Other invested assets                            (11,175)    (4,604)        (10)
                                                     --------   --------   ---------
        Total                                        $ 73,862   $(48,641)  $(137,097)
                                                     ========   ========   =========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

     in thousands                                       2004       2003        2002
     ------------                                     --------   --------   ---------
     Fixed maturity securities, available-for-sale:
        Gross realized gains                          $ 24,167   $ 21,560   $  59,802
        Gross realized losses                          (14,455)   (41,059)    (85,964)
     Equity securities:
        Gross realized gains                            88,097     93,634      40,973
        Gross realized losses                          (24,068)   (68,062)   (105,011)
     Private equity investments:
        Gross realized gains                            26,852      3,823       3,525
        Gross realized losses                          (15,281)   (58,047)    (51,920)

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Net unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

     in thousands                                                 2004        2003
     ------------                                              ---------   ---------
     Gross unrealized gains                                    $ 492,319   $ 514,469
     Gross unrealized losses                                     (50,025)    (54,769)
     Adjustment to deferred policy acquisition costs             (63,599)   (112,006)
     Adjustment to reserves                                      (44,280)    (47,221)
     Adjustment to unearned policy and contract fees              10,253      17,365
     Deferred federal income taxes                              (121,647)   (104,171)
                                                               ---------   ---------
        Net unrealized gains                                   $ 223,021   $ 213,667
                                                               =========   =========

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                         Gross Unrealized
     in thousands                           Amortized   ------------------      Fair
     December 31, 2004                        Cost        Gains     Losses      Value
     -----------------------------------   ----------   --------   -------   ----------
     United States government              $   20,377   $    431   $    72   $   20,736
     Government agencies and authorities       44,517        550       125       44,942
     Foreign governments                        1,714         76        --        1,790
     Corporate securities                   3,207,961    197,974     7,162    3,398,773
     Asset-backed securities                  504,197     25,654     2,448      527,403
     Mortgage-backed securities             1,434,572     50,040     5,308    1,479,304
                                           ----------   --------   -------   ----------
        Total fixed maturities              5,213,338    274,725    15,115    5,472,948
     Equity securities-unaffiliated           606,225    144,589     3,537      747,277
                                           ----------   --------   -------   ----------
           Total                           $5,819,563   $419,314   $18,652   $6,220,225
                                           ==========   ========   =======   ==========

                                                         Gross Unrealized
     in thousands                           Amortized   ------------------      Fair
     December 31, 2003                        Cost        Gains     Losses      Value
     -----------------------------------   ----------   --------   -------   ----------
     United States government              $   54,092   $     --   $    66   $   54,026
     Government agencies and authorities        5,582         17         5        5,594
     Foreign governments                        1,467        127        --        1,594
     Corporate securities                   2,637,690    226,145     9,262    2,854,573
     Asset-backed securities                  661,465     16,702     5,404      672,763
     Mortgage-backed securities             1,287,137     68,816     3,225    1,352,728
                                           ----------   --------   -------   ----------
        Total fixed maturities              4,647,433    311,807    17,962    4,941,278
     Equity securities-unaffiliated           580,495     97,537     1,634      676,398
                                           ----------   --------   -------   ----------
           Total                           $5,227,928   $409,344   $19,596   $5,617,676
                                           ==========   ========   =======   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                        Gross Unrealized
     in thousands                           Amortized   ----------------      Fair
     December 31, 2004                        Cost       Gains    Losses      Value
     -----------------------------------   ----------   -------   ------   ----------
     United States government              $  219,852   $10,294   $  714   $  229,432
     Government agencies and authorities      168,952     4,203      832      172,323
     Corporate securities                     101,224     3,119       94      104,249
     Asset-backed securities                    8,170       304       --        8,474
     Mortgage-backed securities               629,928    10,381    2,644      637,665
                                           ----------   -------   ------   ----------
        Total fixed maturities              1,128,126    28,301    4,284    1,152,143
     Equity securities-unaffiliated            63,396    21,579      854       84,121
                                           ----------   -------   ------   ----------
           Total                           $1,191,522   $49,880   $5,138   $1,236,264
                                           ==========   =======   ======   ==========

                                                        Gross Unrealized
     in thousands                           Amortized   ----------------      Fair
     December 31, 2003                        Cost       Gains    Losses      Value
     -----------------------------------   ----------   -------   ------   ----------
     United States government              $  205,495   $10,883   $   47   $  216,331
     Government agencies and authorities      219,209     7,393       --      226,602
     Corporate securities                     323,481    29,123      226      352,378
     Asset-backed securities                   12,529       669       --       13,198
     Mortgage-backed securities               543,519    10,985    1,885      552,619
                                           ----------   -------   ------   ----------
        Total fixed maturities              1,304,233    59,053    2,158    1,361,128
     Equity securities-unaffiliated            52,100    16,920      249       68,771
                                           ----------   -------   ------   ----------
           Total                           $1,356,333   $75,973   $2,407   $1,429,899
                                           ==========   =======   ======   ==========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                           Available-for-Sale
                                                 Available-for-Sale        Securities on Loan
                                              -----------------------   -----------------------
                                               Amortized      Fair       Amortized      Fair
     in thousands                                Cost         Value        Cost         Value
     ------------                             ----------   ----------   ----------   ----------
     Due in one year or less                  $  311,134   $  321,851   $   45,809   $   46,109
     Due after one year through five years       195,890      209,785      250,228      253,794
     Due after five years through ten years    2,343,390    2,446,881      138,459      143,854
     Due after ten years                         928,352    1,015,127       63,702       70,721
                                              ----------   ----------   ----------   ----------
                                               3,778,766    3,993,644      498,198      514,478
     Mortgage-backed securities                1,434,572    1,479,304      629,928      637,665
                                              ----------   ----------   ----------   ----------
        Total                                 $5,213,338   $5,472,948   $1,128,126   $1,152,143
                                              ==========   ==========   ==========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company had certain investments with a reported fair value lower than the cost of the investment as follows:

     in thousands                                                   Unrealized
     December 31, 2004                      Fair Value     Cost       Losses
     ------------------------------------   ----------   --------   ----------
     US government securities
        Less than 12 months                  $ 11,526    $ 11,598     $    72
        Greater than 12 months                     --          --          --
     Government agencies and authorities
        Less than 12 months                    25,883      26,008         125
        Greater than 12 months                     --          --          --
     Corporate securities
        Less than 12 months                   562,396     569,337       6,941
        Greater than 12 months                 23,947      24,168         221
     Mortgage and asset-backed securities
        Less than 12 months                   541,614     549,370       7,756
        Greater than 12 months                     --          --          --
     Equity securities - unaffiliated
        Less than 12 months                    41,894      45,431       3,537
        Greater than 12 months                     --          --          --
     Private equity investments
        Less than 12 months                    14,732      16,177       1,445
        Greater than 12 months                 76,048      99,435      23,387

     in thousands                                                   Unrealized
     December 31, 2003                      Fair Value     Cost       Losses
     ------------------------------------   ----------   --------   ----------
     US government securities
        Less than 12 months                  $ 18,579    $ 18,645     $    66
        Greater than 12 months                     --          --          --
     Government agencies and authorities
        Less than 12 months                     8,251       8,256           5
        Greater than 12 months                     --          --          --
     Corporate securities
        Less than 12 months                   248,946     252,829       3,883
        Greater than 12 months                 71,276      76,655       5,379
     Mortgage and asset-backed securities
        Less than 12 months                   371,769     376,996       5,227
        Greater than 12 months                 30,697      34,099       3,402
     Equity securities - unaffiliated
        Less than 12 months                    13,817      14,534         717
        Greater than 12 months                 15,350      16,267         917
     Private equity investments
        Less than 12 months                    95,778     124,813      29,035
        Greater than 12 months                  6,905       9,271       2,366

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company had certain investments on loan with a reported fair value lower than the cost of the investment as follows:

     in thousands                                                   Unrealized
     December 31, 2004                      Fair Value     Cost       Losses
     ------------------------------------   ----------   --------   ----------
     US government securities
        Less than 12 months                  $ 85,483    $ 86,197     $  714
        Greater than 12 months                     --          --         --
     Government agencies and authorities
        Less than 12 months                    95,646      96,478        832
        Greater than 12 months                     --          --         --
     Corporate securities
        Less than 12 months                    20,363      20,457         94
        Greater than 12 months                     --          --         --
     Mortgage and asset-backed securities
        Less than 12 months                   221,959     224,603      2,644
        Greater than 12 months                     --          --         --
     Equity securities - unaffiliated
        Less than 12 months                     7,439       8,293        854
        Greater than 12 months                     --          --         --

     in thousands                                                   Unrealized
     December 31, 2003                      Fair Value     Cost       Losses
     ------------------------------------   ----------   --------   ----------
     US government securities
        Less than 12 months                  $  1,814    $  1,861     $   47
        Greater than 12 months                     --          --         --
     Government agencies and authorities
        Less than 12 months                        --          --         --
        Greater than 12 months                     --          --         --
     Corporate securities
        Less than 12 months                    24,081      24,307        226
        Greater than 12 months                     --          --         --
     Mortgage and asset-backed securities
        Less than 12 months                   173,292     175,177      1,885
        Greater than 12 months                     --          --         --
     Equity securities - unaffiliated
        Less than 12 months                     3,460       3,709        249
        Greater than 12 months                     --          --         --

Unrealized losses on fixed maturity securities are generally interest related rather than credit related. For equity securities, outside research supports target prices for the holdings that will return the securities to original cost or higher. For private equity securities, unrealized losses are generally due to heavy initial expenses and capital calls typical of newly developed funds.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2004, no specific mortgage loans were considered impaired. At December 31, 2003, one mortgage loan was considered impaired. An allowance of $400,000 was recorded in 2003 on the impaired mortgage loan. The loan was sold in 2004, resulting in an additional realized loss of $242,000. As of December 31, 2004 and 2003, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. There were no provisions for credit losses or charge-offs in 2004, 2003 or 2002.

     Below is a summary of interest income on impaired mortgage loans.

     in thousands                                               2004   2003   2002
     ------------                                               ----   ----   ----
     Impaired mortgage loans                                     $--   $ --   $  1
     Interest income on impaired mortgage loans - contractual     --    442    166
     Interest income on impaired mortgage loans - collected       --     --     --

     At December 31, 2004 and 2003, fixed maturity securities and cash equivalents with a carrying value of $9,522,000 and $9,568,000, respectively, were on deposit with various regulatory authorities as required by law.

(4)  Variable Interest Entities

     In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. The Company has identified two VIEs for which it is the primary beneficiary. The Company has invested debt with the holding company of a former related party. Management of the holding company are not under agreement or regulation required to produce consolidated financial statement information. Data available for the Company to consolidate is considered incomplete, particularly in regard to revenue, capital transactions and minority interest information, and immaterial to the financial results of the Company. The Company estimates its maximum remaining exposure in this VIE to be $300,000. The Company estimates the revenue of this VIE to be approximately $1,000,000. The Company additionally holds an investment in a trust for which it is the primary beneficiary and where results are consolidated in the Company's financial results. The assets held under this VIE are approximately $5,000,000. The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated as detailed below:

                                                                Maximum Exposure
     in thousands                                Total Assets        to Loss
     ------------                                ------------   ----------------
     Collateralized debt obligations               $ 12,870         $ 13,000
     Non-registered mutual funds                    125,436          113,592
     Private equity investments                      33,625           30,977
     Other invested assets                            3,141            3,141

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(5)  Notes Receivable

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The interest rate on the note was 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company were payable February and August of each year commencing February 2001. All principal and interest payments were due only to the extent of available tax increments. In 2002, the loan reached its maximum principal balance of $15,000,000. In 2003, the Company took a write-down on the loan of $5,200,000, consisting of $4,959,000 of accrued interest and $241,000 of principal. The loan continued to accrue interest on the new balance, with payments applied first to accrued interest and then to principal. As of December 31, 2003, the loan balance was $13,791,000 and the accrued interest was $496,000. For the years ended December 31, 2004 and 2003, the Company received principal payments of $0 and $968,000, respectively, and interest payments of $346,000 and $755,000, respectively. During 2004, the note was refinanced into two new notes: a $17,800,000 note and a $2,976,000 note. An immediate write down at the time of refinancing of $4,808,000 and $428,000, respectively was taken on each of these notes. The two new notes were subsequently transferred from the Company to its parent in the form of a dividend. The loan balance was included in other invested assets, accrued interest was included in accrued investment income, and investment income is included in net investment income.

(6)  Net Finance Receivables

     Finance receivables as of December 31 were as follows:

     in thousands                                             2004        2003
     ------------                                           --------   --------
     Direct installment loans                               $163,348   $154,155
     Retail installment notes                                 24,971     17,286
     Retail revolving credit                                      51        108
     Accrued interest                                          2,915      2,632
                                                            --------   --------
        Gross receivables                                    191,285    174,181
     Unearned finance charges                                (42,982)   (39,233)
     Allowance for uncollectible amounts                      (7,878)    (7,232)
                                                            --------   --------
        Finance receivables, net                            $140,425   $127,716
                                                            ========   ========

     Direct installment loans, at December 31, 2004 and 2003, consisted of $111,100,000 and $103,349,000, respectively, of discount basis loans, net of unearned finance charges, and $13,762,000 and $14,552,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2004 were as follows:

     in thousands
     ------------
     2005                                                            $ 20,726
     2006                                                              43,855
     2007                                                              66,758
     2008                                                              12,167
     2009                                                               1,585
     2010 and thereafter                                                3,212
                                                                     --------
        Total finance receivables, net of unearned finance charges    148,303
     Allowance for uncollectible amounts                               (7,878)
                                                                     --------
           Finance receivables, net                                  $140,425
                                                                     ========

     During the years ended December 31, 2004 and 2003, principal cash collections of direct installment loans were $57,523,000 and $52,705,000, respectively, and the percentages of these cash collections to average net balances were 49% and 48%, respectively. Retail installment notes' principal cash collections were $28,653,000 and $21,597,000, respectively, and the percentages of these cash collections to average net balances were 164% for both 2004 and 2003.

     The ratio for the allowance for losses to net outstanding receivables balances at December 31, 2004 and 2003 was 5.3% and 5.4%, respectively.

     Changes in the allowance for losses for the periods ended December 31 were as follows:

     in thousands                              2004       2003       2002
     ------------                            --------   --------   --------
     Balance at beginning of year            $  7,232   $  6,627   $  5,846
     Provision for credit losses                8,080      8,014      8,029
     Allowance applicable to bulk purchase         --         --          4
     Charge-offs                              (10,541)   (10,262)   (10,292)
     Recoveries                                 3,107      2,853      3,040
                                             --------   --------   --------
     Balance at end of year                  $  7,878   $  7,232   $  6,627
                                             ========   ========   ========

     At December 31, 2004 and 2003, the recorded investments in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 2004 and 2003 and the related allowance for losses was as follows:

                                           Installment   Revolving
     in thousands                             Loans       Credit     Total
     ------------                          -----------   ---------   -----
     Balances at December 31, 2004             $303          --       $303
     Related allowance for credit losses       $110          --       $110

     Balances at December 31, 2003             $374          54       $428
     Related allowance for credit losses       $122          54       $176

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All loans deemed to be impaired are placed on non-accrual status. No accrued or unpaid interest was recognized on impaired loans during the years ended December 31, 2004, 2003 and 2002. The average quarterly balance of impaired loans during the years ended December 31, 2004 and 2003 was $348,000 and $515,000 for installment basis loans and $13,000 and $54,000 for revolving credit loans, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2004.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2004 and 2003 was $15,691,000 and $14,625,000, respectively. There was no investment in receivables past due more than 90 days that were accounted for on an accrual basis at December 31, 2004 and 2003.

(7)  Income Taxes

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

     in thousands                                            2004      2003      2002
     ------------                                          -------   -------   --------
     Computed tax expense (benefit)                        $69,693   $20,754   $ (5,852)
     Difference between computed and actual tax expense:

        Dividends received deduction                        (8,751)   (5,032)    (8,539)
        Tax credits                                         (1,811)   (1,200)    (1,300)
        Expense adjustments and other                        1,135       331     (4,785)
                                                           -------   -------   --------
           Total tax expense (benefit)                     $60,266   $14,853   $(20,476)
                                                           =======   =======   ========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

     in thousands                                               2004       2003
     ------------                                             --------   --------
     Deferred tax assets:
        Policyholder liabilities                              $  4,108   $ 18,565
        Pension and post retirement benefits                    34,857     35,330
        Tax deferred policy acquisition costs                   95,386    103,556
        Deferred gain on individual disability coinsurance      16,449     17,874
        Net realized capital losses                             60,163     56,592
        Ceding commissions                                       7,363      8,611
        Other                                                    7,598     11,232
                                                              --------   --------
           Gross deferred tax assets                           225,924    251,760
                                                              --------   --------
     Deferred tax liabilities:
        Deferred policy acquisition costs                      198,437    173,739
        Premiums                                                20,003     19,246
        Real estate and property and equipment depreciation      9,383      9,056
        Basis difference on investments                         28,965     21,734
        Net unrealized capital gains                           155,817    154,633
        Other                                                   11,803     12,316
                                                              --------   --------
           Gross deferred tax liabilities                      424,408    390,724
                                                              --------   --------
              Net deferred tax liability                      $198,484   $138,964
                                                              ========   ========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2004 and 2003 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid for the years ended December 31, 2004, 2003, and 2002, were $23,747,000, $3,588,000 and $20,066,000, respectively.

     In December 2004, the IRS completed their audit of the Company's federal income tax returns for the years 2001 and 2002. The Company has accrued for the taxes assessed as a result of the audit. The Company's tax returns for 2003 and later are expected to be under examination by the IRS beginning in late 2005. The Company believes that any additional taxes refunded or assessed as a result of this future examination will not have a material effect on its consolidated financial position.

(8)  Employee Benefit Plans

     Pension Plans and Post Retirement Plans Other than Pensions

     The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. The Company expects to contribute at least $7,000,000 to its noncontributory defined benefit retirement plans in 2005 and intends to contribute more if required to meet minimum funding standards. In addition, it may contribute additional tax deductible amounts.

     The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

     The Company also has postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has set up a 401(h) account during 2004 through its noncontributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute additional tax deductible amounts during 2005.

     The measurement date of the majority of the Company's pension and postretirement plans other than pensions is December 1.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                 Pension Benefits      Other Benefits
                                               -------------------   -----------------
     in thousands                                2004       2003       2004      2003
     ------------                              --------   --------   -------   -------
     Change in benefit obligation:
     Benefit obligation at beginning of year   $330,876   $275,112   $56,754   $52,719
     Service cost                                14,674     12,871     2,510     2,589
     Interest cost                               19,624     18,718     3,155     3,516
     Actuarial (gain) loss                       (1,248)    30,707       728      (994)
     Benefits paid                               (7,005)              (1,275)   (1,076)
                                                            (6,532)
                                               --------   --------   -------   -------
     Benefit obligation at end of year         $356,921   $330,876   $61,872   $56,754
                                               ========   ========   =======   =======

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Pension Plans and Post Retirement Plans Other than Pensions (Continued)

                                                                            Pension Benefits        Other Benefits
                                                                         ---------------------   -------------------
     in thousands                                                           2004        2003       2004       2003
     ------------                                                        ---------   ---------   --------   --------
     Change in plan assets:
     Fair value of plan assets at beginning
        of year                                                          $ 192,833   $ 160,852   $     --   $     --
     Actual return on plan assets                                           25,612      24,046         --         --
     Employer contribution                                                  25,556      14,467      4,175      1,076
     Benefits paid                                                          (7,005)     (6,532)    (1,275)    (1,076)
                                                                         ---------   ---------   --------   --------
     Fair value of plan assets at end of year                            $ 236,996   $ 192,833   $  2,900   $     --
                                                                         =========   =========   ========   ========
     Net amount recognized:
     Funded status                                                       $(119,924)  $(138,043)  $(58,972)  $(56,755)
     Unrecognized net actuarial loss                                        86,555     101,461      6,979      5,943
     Unrecognized transition obligation                                      1,631       2,167
     Unrecognized prior service cost (benefit)                               2,323       2,741         --       (526)
                                                                         ---------   ---------   --------   --------
     Net amount recognized                                               $ (29,415)  $ (31,674)  $(51,993)  $(51,338)
                                                                         =========   =========   ========   ========
     Amounts recognized in the consolidated balance sheets consist of:
     Accrued benefit cost                                                $ (30,711)  $ (35,586)  $(51,993)  $(51,338)
     Intangible asset                                                           68       3,892         --         --
     Accumulated other comprehensive income                                  1,228          20         --         --
                                                                         ---------   ---------   --------   --------
     Net amount recognized                                               $ (29,415)  $ (31,674)  $(51,993)  $(51,338)
                                                                         =========   =========   ========   ========
     Accumulated benefit obligation                                      $ 250,129   $ 225,079   $ 61,872   $ 56,755

     Plans with accumulated benefit obligation in excess of plan assets:
     Projected benefit obligation                                        $  72,497   $ 321,240
     Accumulated benefit obligation                                         59,880     217,525
     Fair value of plan assets                                              33,731     185,266
     Minimum pension liability                                              26,149      32,259
     Increase in minimum liability included in other comprehensive
        income                                                               1,208          20

     Weighted average assumptions used to determine benefit
        obligations:
     Discount rate                                                            5.99%       6.25%      6.00%      6.25%
     Rate of compensation increase                                            5.95%       5.95%        --         --

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

                                                   Pension Benefits     Other Benefits
                                                 -------------------   ----------------
     in thousands                                  2004       2003       2004     2003
     ------------                                --------   --------   -------   ------
     Components of net periodic benefit cost:
     Service cost                                $ 14,674   $ 12,871   $ 2,510   $2,589
     Interest cost                                 19,624     18,718     3,155    3,516
     Expected return on plan assets               (16,043)   (14,730)       --       --
     Transition obligation amortization               536        536        --       --
     Prior service cost (benefit) amortization        418        418      (526)    (526)
     Recognized net actuarial loss (gain)           4,088      2,283      (308)     101
                                                 --------   --------   -------   ------
     Net periodic benefit cost                   $ 23,297   $ 20,096   $ 4,831   $5,680
                                                 ========   ========   =======   ======
     Weighted average assumptions used to
        Determine net periodic benefit costs:
     Discount rate                                   6.24%      7.00%     6.25%    7.00%
     Expected long-term return on plan assets        7.81%      7.79%       --       --
     Rate of compensation increase                   5.95%      5.97%       --       --

     Estimated future benefit payments for pension and other postretirement benefits:

                     Pension     Other    Medicare
     in thousands   Benefits   Benefits    Subsidy
     ------------   --------   --------   --------
     2005            $ 7,642    $ 1,355    $   --
     2006              8,211      1,410       216
     2007              8,927      1,606       247
     2008              9,556      1,821       280
     2009             10,378      2,056       317
     2010 - 2014      69,404     14,480     2,179

     For measurement purposes, a 9.0% and 10.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004 and 2003, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     The Company recorded an additional minimum liability of $1,296,000 and $3,912,000 as of December 31, 2004, and 2003, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $68,000 and $3,892,000 at December 31, 2004, and 2003,
     respectively, is included in other assets in the consolidated balance sheets.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2004 and 2003. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2004 by $22,084,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2004 by $2,565,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2004 by $17,259,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2004 by $1,929,000.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                                     2004   2003
                                                                     ----   ----
     Equity securities                                                61%    57%
     Debt securities                                                  26%    28%
     Insurance company general account                                13%    15%

     At times, investments may be made in non-traditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes. A tactical asset allocation overlay investment is also employed which utilizes equity and debt futures positions to adjust overall exposure to these broad asset classes. The futures contracts owned control 10% positions in both equity securities and fixed income securities in one of the non-contributory defined benefit plans, and 9% when weighted across all non-contributory defined benefit plans.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to a level which will keep the liquidation of depressed assets for benefit payments, the increase in contributions and pension expense due to investment losses, and the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2004, for each of the broad investment categories, weighted for all plans combined is as follows:

     Equity securities                                                43% to 71%
     Debt securities                                                  16% to 42%
     Insurance company general account                                11% to 18%
     Other                                                             0% to  2%

     The primary investment goals of the postretirement plans are to preserve capital and provide sufficient liquidity to meet the annual expenses incurred by the Company. These plan assets are currently allocated to 100% debt securities, which are primarily high quality short-term fixed income securities. The target asset allocation as of December 31, 2004 is 100% to debt securities.

     Profit Sharing Plans

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2004, 2003, and 2002 of $10,811,000, $6,924,000 and $3,899,000, respectively. Participants may elect to receive a portion of their contributions in cash.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(9) Liability for Unpaid Accident and Health Claims, Reserve for Losses, and Claim and Loss Adjustment Expenses

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

     in thousands                                   2004       2003       2002
     ------------                                 --------   --------   --------
     Balance at January 1                         $554,160   $536,604   $518,209
        Less: reinsurance recoverable              471,425    449,212    433,323
                                                  --------   --------   --------
     Net balance at January 1                       82,735     87,392     84,886
                                                  --------   --------   --------
     Incurred related to:
        Current year                                55,546     60,927     65,692
        Prior years                                  3,388       (526)     4,839
                                                  --------   --------   --------
     Total incurred                                 58,934     60,401     70,531
                                                  --------   --------   --------
     Paid related to:
        Current year                                24,165     24,849     27,436
        Prior years                                 38,523     40,209     40,589
                                                  --------   --------   --------
     Total paid                                     62,688     65,058     68,025
                                                  --------   --------   --------
     Net balance at December 31                     78,981     82,735     87,392
        Plus: reinsurance recoverable              496,450    471,425    449,212
                                                  --------   --------   --------
     Balance at December 31                       $575,431   $554,160   $536,604
                                                  ========   ========   ========

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits, pending policy and contract claims, and other liabilities on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $3,388,000 in 2004, decreased by $526,000 in 2003, and increased by $4,839,000 in 2002, which includes the amortization of discount on individual accident and health claim reserves of $75,000, $153,000, and $331,000 in 2004, 2003, and 2002, respectively.
     The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(10) Reinsurance

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

     in thousands                               2004         2003        2002
     ------------                            ----------   ----------   --------
     Direct premiums                         $  924,713   $  887,189   $807,116
     Reinsurance assumed                        276,104      225,288    181,473
     Reinsurance ceded                         (122,231)    (107,200)   (88,515)
                                             ----------   ----------   --------
        Net premiums                         $1,078,586   $1,005,277   $900,074
                                             ==========   ==========   ========

     Reinsurance recoveries on ceded reinsurance contracts were $105,589,000, $103,839,000 and $103,979,000 during 2004, 2003, and 2002, respectively.

     During September 2003, the Company entered into a written agreement with Pan-American Life Insurance Company whereby 401(k) accounts representing 865 contracts with associated fixed and variable assets of approximately $488,174,000 were transferred to separate accounts and approximately $85,366,000 were transferred to the general account, effective November 17, 2003. The amounts pertaining to reinsurance assumed and coinsurance agreements are $55,236,000 and $518,305,000, respectively.

(11) Certain Nontraditional Long-Duration Contracts and Separate Accounts

     The Company issues certain nontraditional long-duration contracts including universal life, variable universal life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death or annuitization. The Company also issues universal life and variable universal life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable universal life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment losses in the consolidated statements of operations. For universal life contracts the amounts assessed against the contractholders for mortality, administrative, and other services are included in universal life policy fees and changes in liabilities for guaranteed benefits are included in policyholder benefits in the consolidated statements of operations. For both variable annuity and universal life contracts, separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2004.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) Certain Nontraditional Long-Duration Contracts and Separate Accounts (Continued)

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable universal life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31 and January 1, 2004, the Company had the following variable annuity contracts with guarantees:

                                                        December 31    January 1
     in thousands                                           2004         2004
     ------------                                       -----------   ----------
     Return of net deposits:
        In the event of death
           Account value                                 $1,412,580   $1,316,042
           Net amount at risk                            $   14,272   $   27,997
           Average attained age of contractholders             52.4         52.7

     Return of net deposits plus a minimum return:
        In the event of death
           Account value                                 $   62,843   $   25,971
           Net amount at risk                            $       70   $       23
           Average attained age of contractholders             57.7         58.9
        At annuitization
           Account value                                 $   81,233   $    3,112
           Net amount at risk                                    --           --
           Weighted average period remaining until
              expected annuitization (in years)                 9.7          9.9

     Highest specified anniversary account value:
        In the event of death
           Account value                                 $  390,485   $  314,950
           Net amount at risk                            $    9,962   $   17,206
           Average attained age of contractholders             52.5         52.5

     Guaranteed payout annuity floor:
           Account value                                 $   78,809   $   52,271
           Net amount at risk                            $       14   $       19
           Average attained age of contractholders               66           67

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) Certain Nontraditional Long-Duration Contracts and Separate Accounts (Continued)

     At December 31 and January 1, 2004, the Company had the following universal life and variable universal life contracts with guarantees:

                                                       December 31    January 1
     in thousands                                          2004          2004
     ------------                                      -----------   -----------
     Account value (general and separate accounts)     $ 1,656,229   $ 1,399,563
     Net amount at risk                                $32,902,249   $31,422,025
     Average attained age of policyholders                      46            45

     Liabilities for guarantees on variable contracts reflected in the general account for 2004 are:

                                       Minimum        Guaranteed    Universal Life
                                      Guaranteed        Payout       and Variable
     in thousands                   Death Benefit   Annuity Floor   Universal Life
     ------------                   -------------   -------------   --------------
     Balance at beginning of year       $  87          $7,493          $    --
     Incurred guarantee benefits          654             924            2,294
     Paid guaranteed benefits            (520)           (225)          (1,427)
                                        -----          ------          -------
     Balance at end of year             $ 221          $8,192          $   867
                                        =====          ======          =======

     The minimum guaranteed death benefit liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor benefits are considered to be derivatives under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, and are recognized at fair value through earnings. The universal life and variable universal life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For both variable annuity and universal life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death benefit liability on variable annuities at December 31, 2004:

          .    Data compiled from 10,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using a sampling of these scenarios.
          .    Mean investment performance was 10.35% and is consistent with DAC projections over a 10 year period.
          .    Annualized monthly standard deviation was 14.28%.
          .    Assumed mortality was 100% of the 1983a table.
          .    Lapse rates varied by contract type and policy duration, ranging form 1% to 25%, with an average of 9%.
          .    Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) Certain Nontraditional Long-Duration Contracts and Separate Accounts (Continued)

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable universal life liability at December 31, 2004:

          .    Separate account investment performance assumption was 8%.
          .    Assumed mortality was 100% of pricing levels.
          .    Lapse rates varied by policy duration, ranging from 2% to 9%.
          .    General account discount rate was 5.5%.
          .    Separate account discount rate was 7.7%.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31 and January 1, 2004:

                           Variable Annuity Contracts   Universal Life Contracts
                           --------------------------   ------------------------
     in thousands           December 31    January 1    December 31    January 1
     ------------           -----------   ----------    -----------   ----------
     Equity                  $1,259,616   $1,040,199     $1,089,227   $  911,641
     Bond                       209,677      192,712         83,893       74,537
     Balanced                   238,106      248,114        157,382      147,868
     Money market                33,859       42,568         18,374       18,959
     Mortgage                   137,110      149,231         54,498       49,154
     Real estate                 66,349       36,410         29,496       15,296
                             ----------   ----------     ----------   ----------
        Total                $1,944,717   $1,709,234     $1,432,870   $1,217,455
                             ==========   ==========     ==========   ==========

(12) Unremitted Premiums Payable

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2004 and 2003, the liability associated with unremitted premiums payable was $13,008,000 and $0, respectively. As described in note 2, as of December 31, 2004 and 2003, the Company had restricted the use of $13,008,000 and $0, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(13) Business Combinations

     Effective June 1, 2004, the Company completed the acquisition of Allied, a privately held independent distributor of credit union insurance and financial services products. The Company anticipates this acquisition will strengthen its leadership position in the credit union marketplace through the combination of each entity's respective strengths; manufacturing through Minnesota Life Insurance Company and distribution through Allied. The acquisition was accounted for under the purchase method of accounting as required by FAS 141, Business Combinations (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value. Goodwill represents the excess of the purchase price over the fair value of the acquired tangible assets, assumed liabilities and identifiable intangible assets.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In accordance with the purchase method of accounting, the purchase price of $21,500,000 was allocated based on an estimate of the fair values of assets acquired and liabilities assumed as of June 1, 2004, as follows:

     in thousands
     ------------
     Cash                                                              $  8,504
     Property and equipment                                               1,250
     Intangible assets                                                   13,592
     Other assets                                                         3,388
     Other liabilities                                                  (16,012)
                                                                       --------
        Net assets acquired                                              10,722
     Excess of cost over fair value - goodwill                           10,778
                                                                       --------
        Allocated purchase price                                       $ 21,500
                                                                       ========

     Of the $13,592,000 of value assigned to intangible assets, $2,146,000 was assigned to non-compete covenants specified in the purchase agreement to be amortized over a three year period on a straight-line basis. The remaining assignment of intangible asset relates to the purchased customer/client relationships existing at the date of acquisition. The assigned value of $11,446,000 is supported through a discounted cash flow analysis that estimated the value and the useful life of the intangibles. The amortization of this intangible asset is three to ten years based on the estimated useful life of the underlying customer/client relationships on a straight-line basis. Amortization expense for 2004 in the amount of $1,281,000 is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2005, $2,720,000; 2006, $2,720,000; 2007, $1,998,000; 2008, $1,705,000; 2009,
     $1,055,000.

     In connection with the acquisition of Allied, the Company has agreed to pay additional consideration in future periods, based on either the fulfillment of certain requirements or the attainment of defined operating objectives. In accordance with FAS 141, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2004, the maximum potential future consideration pursuant to this agreement, to be resolved over the next three years, is $18,500,000. The Company anticipates that any such payments would result in increases in goodwill.

     The Company has also agreed to pay an additional $1,000,000 in the period where a contractual obligation was met by the sellers. Subsequent to December 31, 2004, the sellers have met this requirement and payment was made in January, 2005. The Company anticipates that this payment will result in an increase in goodwill.

(14) Fair Value of Financial Instruments

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2004 and 2003. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for policy loans, cash, cash equivalents, and finance receivables approximate the assets' fair values. The fair values of securities lending collateral assets and liabilities are based on quoted market prices.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The interest rates on the finance receivables outstanding as of December 31, 2004 and 2003, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2004 and 2003, approximate the fair value for those respective dates.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2004 and 2003 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                    2004                        2003
                                         -------------------------   -------------------------
                                           Carrying        Fair        Carrying        Fair
     in thousands                           Amount        Value         Amount        Value
     ------------                        -----------   -----------   -----------   -----------
     Fixed maturity securities
        Available-for-sale               $ 5,472,948   $ 5,472,948   $ 4,941,278   $ 4,941,278
     Equity securities                       747,277       747,277       676,398       676,398
     Mortgage loans, net                     810,508       885,371       773,479       868,556
     Finance receivables, net                140,425       140,425       127,716       127,716
     Policy loans                            270,186       270,186       263,508       263,508
     Private equity investments              226,631       226,631       222,200       222,200
     Fixed maturity securities on loan     1,152,143     1,152,143     1,361,128     1,361,128
     Equity securities on loan                84,121        84,121        68,771        68,771
     Other invested assets                     2,926         2,926       114,809       114,809
     Cash and cash equivalents               196,508       196,508       222,529       222,529
     Securities held as collateral         1,276,761     1,276,761     1,466,354     1,466,354
     Separate account assets               9,563,176     9,563,176     8,854,022     8,854,022
                                         -----------   -----------   -----------   -----------
        Total financial assets           $19,943,610   $20,018,473   $19,092,192   $19,187,269
                                         ===========   ===========   ===========   ===========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                                  2004                        2003
                                       -------------------------   -------------------------
                                         Carrying        Fair        Carrying        Fair
     in thousands                         Amount        Value         Amount        Value
     ------------                      -----------   -----------   -----------   -----------
     Deferred annuities                $ 1,962,025   $ 1,967,527   $ 1,831,790   $ 1,835,924
     Annuity certain contracts              59,666        62,712        62,144        65,858
     Other fund deposits                 1,103,217     1,107,354     1,121,288     1,130,236
     Supplementary contracts without
        life contingencies                  43,538        43,538        42,068        42,068
     Notes payable                         125,000       126,983       125,000       126,935
     Securities lending collateral       1,276,761     1,276,761     1,466,354     1,466,354
     Separate account liabilities        9,563,176     9,563,176     8,809,077     8,809,077
                                       -----------   -----------   -----------   -----------
        Total financial liabilities    $14,133,383   $14,148,051   $13,457,721   $13,476,452
                                       ===========   ===========   ===========   ===========

(15) Related Party Transactions

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $12,407,000, $11,379,000 and $10,866,000 during 2004, 2003 and 2002, respectively. As of
     December 31, 2004 and 2003, the amount due to Advantus under these agreements was $3,594,000 and $3,527,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $3,813,000, $3,448,000 and $3,539,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2004 and 2003, the amount payable to the Company was $9,310,000 and $9,219,000, respectively. The amount of expenses incurred for the years ended December 31, 2004, 2003, and 2002 were $42,322,000, $48,896,000 and $49,205,000, respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2004, 2003 and 2002. No claims were paid during 2004, 2003 and 2002. As of December 31, 2004 and 2003, reserves held under this policy were $9,516,000 and $6,841,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(16) Notes Payable

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). The approved accrued interest was $3,008,000 as of December 31, 2004 and 2003. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis. At December 31, 2004 and 2003, the balance of the surplus notes was $125,000,000.

     At December 31, 2004, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2005, $0; 2006, $0; 2007, $0; 2008, $0; 2009, $0; thereafter $125,000,000.

     Prior to 2004, the Company maintained a line of credit, which was drawn down periodically throughout the year. As of December 31, 2003, the outstanding balance of this line of credit was zero.

     Interest paid on debt for the years ended December 31, 2004, 2003 and 2002, was $10,360,000, $11,180,000 and $12,579,000, respectively.

(17) Other Comprehensive Income

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and related adjustments.

     The components of comprehensive income (loss), other than net income are illustrated below:

     in thousands                                            2004       2003       2002
     ------------                                          --------   --------   --------
     Other comprehensive income (loss), before tax:
        Unrealized gains (loss) on securities              $ 67,906   $154,508   $(74,150)
           Reclassification adjustment for
              (gains) losses included in net income         (85,312)    48,151    138,595
        Adjustment to unearned policy and contract fees      (7,112)    (2,142)    13,074
        Adjustment to reserves                                2,941      7,069    (54,290)
        Adjustment to deferred policy acquisition costs      48,407     23,362    (93,375)
                                                           --------   --------   --------
                                                             26,830    230,948    (70,146)
        Income tax expense (benefit) related to items of
           other comprehensive income                       (17,476)   (75,672)    25,248
                                                           --------   --------   --------
        Other comprehensive income (loss), net of tax      $  9,354   $155,276   $(44,898)
                                                           ========   ========   ========

(18) Stock Dividends and Capital Contributions

     During 2004, the Company declared and paid a dividend to Securian Financial Group, Inc. in the amount of $15,539,000. This dividend was in the form of tax increment financing note agreements with the City of St. Paul. During 2003, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $22,000,000. These dividends were in the form of cash. Additionally, the Company declared and paid a dividend representing the affiliated stock of Securian Life Insurance Company in the amount of $14,033,000. During 2002, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $29,500,000. These dividends were in the form of cash. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Securian Casualty Company. The amount of the transfer, on January 2, 2003, of Securian Casualty Company was $8,398,000.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2004 statutory results, the maximum amount available for the payment of dividends during 2005 by Minnesota Life Insurance Company without prior regulatory approval is $141,945,000 after January 1, 2005.

     During 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $55,000,000. This contribution was made in the form of cash and cash equivalents. Additionally, during 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $3,164,000. This contribution was made in the form of real estate.

(19) Commitments and Contingencies

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on consolidated operations or the financial position of the Company.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of these TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets. As of December 31, 2004 and 2003, these securities were reported at $2,926,000 and $110,894,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $140,685,000 as of December 31, 2004. The Company estimates that $46,000,000 of these commitments will be invested in 2005, with the remaining $94,685,000 invested over the next four years.

     As of December 31, 2004, the Company had committed to purchase mortgage loans totaling $45,950,000 and fixed maturity corporate securities totaling $31,187,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2005, $11,267,000; 2006, $11,267,000; 2007, $11,267,000; 2008, $11,267,000;
     2009, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2005, $802,000; 2006, $718,000; 2007, $734,000; 2008, $704,000; 2009, $707,000.
     Lease expense net of sub-lease income for the years ended December 31, 2004, 2003 and 2002 was $8,561,000, $8,705,000 and $8,740,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies. Minimum gross rental commitments under these leases are as follows: 2005, $2,854,000; 2006, $2,409,000; 2007, $1,474,000; 2008,
     $886,000; 2009, $735,000.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2004, the Company had guaranteed the payment of $73,600,000 in policyholder dividends and discretionary amounts payable in 2005. The Company has pledged fixed maturity securities, valued at $87,178,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its Individual Disability line. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2004 and 2003 the assets held in trust were $608,550,000 and $566,495,000, respectively.

     The Company in conjunction with Securian Holding Company, the parent company of Securian Financial Group, has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and revocable by the parties to the agreement and under certain other conditions. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2004 and 2003 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,634,000 and $1,913,000 as of December 31, 2004 and 2003, respectively. These assets are being amortized over a five-year period.

     Occasionally, the Company will enter into arrangements where by certain lease obligations related to general agents' office space are guaranteed. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(20) Statutory Financial Data

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                             Year ended December 31
                                                            -----------------------
     in thousands                                              2004         2003
     ------------                                           ----------   ----------
     Statutory capital and surplus                          $1,419,449   $1,168,753
     Adjustments:
        Deferred policy acquisition costs                      719,598      636,179
        Net unrealized investment gains                        282,168      351,806
        Adjustment to reserves                                 (44,174)     (47,221)
        Statutory asset valuation reserve                      213,750      205,298
        Statutory interest maintenance reserve                  15,323       14,181

        Premiums and fees deferred or receivable               (37,583)     (35,687)
        Change in reserve basis                                134,848      124,117
        Deferred reinsurance gain                              (46,996)     (51,070)

        Separate accounts                                      (35,300)     (30,847)
        Unearned policy and contract fees                     (155,226)    (138,449)
        Surplus notes                                         (125,000)    (125,000)
        Net deferred income taxes                             (334,823)    (338,228)
        Pension benefit liabilities                            (39,597)     (30,907)
        Non-admitted assets                                    180,460      250,105
        Policyholder dividends                                  56,582       62,497
        Other                                                    4,309        1,425
                                                            ----------   ----------
     Stockholder's equity as reported in the accompanying
        consolidated financial statements                   $2,207,788   $2,016,952
                                                            ==========   ==========

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                          As of December 31
                                                   ------------------------------
     in thousands                                    2004       2003       2002
     ------------                                  --------   --------   --------
     Statutory net income (loss)                   $155,796   $ 11,638   $ (9,814)
     Adjustments:
        Deferred policy acquisition costs            35,050     42,482    (19,156)
        Statutory interest maintenance reserve        1,373      1,450      5,470
        Premiums and fees deferred or receivable     (1,906)    13,817      1,611
        Change in reserve basis                      10,962       (746)    (2,797)
        Separate accounts                            (4,454)    (2,162)    10,913
        Deferred reinsurance gain                    (1,713)    (3,409)   (12,847)
        Unearned policy and contract fees            (9,665)    (7,617)     1,600
        Realized gains (losses)                       3,431     (5,642)   (10,012)
        Net deferred income taxes                   (42,821)     4,268     23,524
        Policyholder dividends                       (5,915)    (2,162)    (1,168)
        Pension benefits                               (498)      (682)     7,472
        Other                                          (783)    (6,790)     8,960
                                                   --------   --------   --------
     Net income as reported in the accompanying
         consolidated financial statements         $138,857   $ 44,445   $  3,756
                                                   ========   ========   ========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
     Schedule I - Summary of Investments - Other than Investments in Related
                           Parties December 31, 2004
                                 (In thousands)

                                                                                  As shown
                                                                                   on the
                                                                  Market        consolidated
Type of investment                                  Cost (3)       Value     balance sheet (1)
------------------                                 ----------   ----------   -----------------
Fixed maturity securities
   United States government                        $   20,377   $   20,736       $   20,736
   Government agencies and authorities                 44,517       44,942           44,942
   Foreign governments                                  1,714        1,790            1,790
   Public utilities                                   441,420      472,789          472,789
   Asset-backed securities                            494,235      517,067          517,067
   Mortgage-backed securities                       1,434,572    1,479,304        1,479,304
   All other corporate fixed maturity securities    2,776,503    2,936,320        2,936,320
                                                   ----------   ----------       ----------
      Total fixed maturity securities               5,213,338    5,472,948        5,472,948
                                                   ----------   ----------       ----------

Equity securities:
   Common stocks:
      Public utilities                                  6,841        7,520            7,520
      Banks, trusts and insurance companies           129,863      163,587          163,587
      Industrial, miscellaneous and all other         466,071      572,747          572,747
   Nonredeemable preferred stocks                       3,450        3,423            3,423
                                                   ----------   ----------       ----------
      Total equity securities                         606,225      747,277          747,277
                                                   ----------   ----------       ----------

Mortgage loans on real estate                         810,508       xxxxxx          810,508
Real estate (2)                                         1,771       xxxxxx            1,771
Policy loans                                          270,186       xxxxxx          270,186
Other investments                                     163,731       xxxxxx          163,731
Private equity investments                            228,338       xxxxxx          226,631
Fixed maturity securities on loan                   1,128,126       xxxxxx        1,152,143
Equity securities on loan                              63,396       xxxxxx           84,121
                                                   ----------   ----------       ----------
      Total                                         2,666,056           --        2,709,091
                                                   ----------   ----------       ----------

Total investments                                  $8,485,619   $6,220,225       $8,929,316
                                                   ==========   ==========       ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.
(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               Schedule III - Supplementary Insurance Information
                                 (In thousands)

                                                   As of December 31,
                              -----------------------------------------------------------
                                             Future policy
                                Deferred       benefits                     Other policy
                                 policy     losses, claims                    claims and
                              acquisition   and settlement     Unearned        benefits
          Segment                costs       expenses (1)    premiums (2)      payable
---------------------------   -----------   --------------   ------------   -------------
2004:
   Life insurance               $526,326      $2,758,334       $180,596        $148,057
   Accident and
      health insurance            66,502         695,620         31,443          21,315
   Annuity                       128,227       3,490,442             18             327
                                --------      ----------       --------        --------
                                $721,055      $6,944,396       $212,057        $169,699
                                ========      ==========       ========        ========

2003:
   Life insurance               $464,087      $2,690,654       $168,868        $140,799
   Accident and
      health insurance            70,299         663,495         30,871          19,775
   Annuity                       102,089       3,386,782             28             113
                                --------      ----------       --------        --------
                                $636,475      $6,740,931       $199,767        $160,687
                                ========      ==========       ========        ========

2002:
   Life insurance               $421,265      $2,605,553       $156,832        $111,576
   Accident and
      health insurance            78,588         638,288         34,418          19,349
   Annuity                        70,885       3,155,822             27             196
   Property and
      liability insurance             --              25             --              --
                                --------      ----------       --------        --------
                                $570,738      $6,399,688       $191,277        $131,121
                                ========      ==========       ========        ========

                                                        For the years ended December 31,
                              -----------------------------------------------------------------------------------
                                                                           Amortization
                                                             Benefits,      of deferred
                                                Net       claims, losses      policy        Other
                                Premium      investment   and settlement    acquisition   operating     Premiums
          Segment             revenue (3)      income      expenses (5)        costs       expenses   written (4)
---------------------------   -----------   -----------   --------------   ------------   ---------   -----------
2004:
   Life insurance              $1,204,119     $238,332      $1,061,659       $134,768      $408,460       $--
   Accident and
      health insurance            132,964       11,524          60,323         12,896        76,843        --
   Annuity                        123,551      209,756         201,727         22,224       121,702        --
                               ----------     --------      ----------       --------      --------       ---
                               $1,460,634     $459,612      $1,323,709       $169,888      $607,005       $--
                               ==========     ========      ==========       ========      ========       ===

2003:
   Life insurance              $1,122,503     $240,777      $1,024,443       $127,528      $341,177       $--
   Accident and
      health insurance            131,057       10,711          57,919         19,214        79,737        --
   Annuity                        103,386      214,370         198,077         19,396       108,962        --
                               ----------     --------      ----------       --------      --------       ---
                               $1,356,946     $465,858      $1,280,439       $166,138      $529,876       $--
                               ==========     ========      ==========       ========      ========       ===

2002:
   Life insurance              $1,012,901     $260,686      $  883,852       $147,235      $336,387       $--
   Accident and
      health insurance            131,835       12,494          60,459         20,511        88,290        --
   Annuity                        111,228      225,704         213,817         20,916        88,540        --
   Property and
      liability insurance              --          219             (18)            --            40        --
                               ----------     --------      ----------       --------      --------       ---
                               $1,255,964     $499,103      $1,158,110       $188,662      $513,257       $--
                               ==========     ========      ==========       ========      ========       ===

(1)  Includes policy and contract account balances
(2)  Includes unearned policy and contract fees
(3)  Includes policy and contract fees
(4)  Applies only to property and liability insurance
(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            Schedule IV - Reinsurance
                  Years ended December 31, 2004, 2003 and 2002
                                 (In thousands)

                                                                                                 Percentage
                                                       Ceded to    Assumed from                   of amount
                                          Gross         other          other           Net         assumed
                                         amount       companies      companies       amount        to net
                                      ------------   -----------   ------------   ------------   ----------
2004: Life insurance in force         $329,081,364   $47,795,013   $104,062,955   $385,349,306      27.0%
                                      ============   ===========   ============   ============
   Premiums:
      Life insurance                  $    685,032   $    52,212   $    275,004   $    907,824      30.3%
      Accident and health insurance        202,435        70,019            548        132,964       0.4%
      Annuity                               37,246            --            552         37,798       1.5%
                                      ------------   -----------   ------------   ------------
         Total premiums               $    924,713   $   122,231   $    276,104   $  1,078,586      25.6%
                                      ============   ===========   ============   ============

2003: Life insurance in force         $302,107,783   $38,521,130   $ 90,958,405   $354,545,058      25.7%
                                      ============   ===========   ============   ============
   Premiums:
      Life insurance                  $    650,603   $    37,988   $    223,765   $    836,380      26.8%
      Accident and health insurance        204,829        69,212          1,469        137,086       1.1%
      Annuity                               31,757            --             54         31,811        --
                                      ------------   -----------   ------------   ------------
         Total premiums               $    887,189   $   107,200   $    225,288   $  1,005,277      22.4%
                                      ============   ===========   ============   ============

2002: Life insurance in force         $266,335,791   $35,836,486   $ 76,101,905   $306,601,210      24.8%
                                      ============   ===========   ============   ============
   Premiums:
      Life insurance                  $    566,342   $    13,677   $    180,539   $    733,204      24.6%
      Accident and health insurance        200,610        74,838            934        126,706       0.7%
      Annuity                               40,164            --             --         40,164        --
                                      ------------   -----------   ------------   ------------
         Total premiums               $    807,116   $    88,515   $    181,473   $    900,074      20.2%
                                      ============   ===========   ============   ============

See accompanying report of independent registered public accounting firm.

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